     As filed with the Securities and Exchange Commission on April 16, 2001



                                                      Registration No. 333-39157
                                                                       811-07798


                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                          ---------------------------


                         POST-EFFECTIVE AMENDMENT NO. 3


                                    FORM S-6

                          ---------------------------

                 FOR THE REGISTRATION UNDER THE SECURITIES ACT
                OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2

                          ---------------------------

A.       Exact name of trust:

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                   VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I

B.       Name of depositor:

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

C.       Complete address of depositor's principal executive office:

                               51 Madison Avenue
                           New York, New York  10010

D.       Name and complete address of agent for service:


                             Marijo F. Murphy, Esq.
                          New York Life Insurance and
                              Annuity Corporation
                               51 Madison Avenue
                           New York, New York  10010


                                    Copy to:


Jeffrey S. Puretz, Esq.                        Sheila K. Davidson, Esq.
Dechert                                        Senior Vice President
1775 Eye Street, N. W.                         and General Counsel
Washington, D. C.  20006-2401                  New York Life Insurance Company
                                               51 Madison Avenue
                                               New York, New York  10010


It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485.


[X] on May 1, 2001 pursuant to paragraph (b) of Rule 485.


[ ] 60 days after filing pursuant to paragraph (a)(i) of Rule 485.

[ ] on _______ pursuant to paragraph (a)(i) of 485.

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

E.       Title of securities being registered:

         Units of interest in a separate account under flexible premium survivorship variable universal life policies

F.       Approximate date of proposed public offering:   Not applicable

G. Proposed maximum aggregate offering price to the public of the securities being registered:

[ ] Check box if it is proposed that this filing will become effective on (date) at (time) pursuant to Rule 487.

                             CROSS REFERENCE SHEET

                      INFORMATION REQUIRED IN A PROSPECTUS

Item of Form N-8B-2                                    Prospectus Caption
-------------------                                    ------------------
    1                                                  Definitions; The Separate Account

    2                                                  About NYLIAC

    3                                                  Not Applicable

    4                                                  Sales and Other Agreements

    5                                                  The Separate Account

    6                                                  The Separate Account

    9                                                  Legal Proceedings

    10                                                 Summary of Policy Features; General Description; Life Insurance Protection;
                                                       Cash Value and Cash Surrender Value; Loans; Partial Withdrawals; Surrenders;
                                                       Additional Benefits through Riders and Options; Policy Split Option;
                                                       Premiums; Investments; Deductions and Charges; Policy Proceeds; Additional
                                                       Policy Provisions; Free Look; Exchange Privilege; Additional Provisions
                                                       Regarding the Separate Account; About NYLIAC; Sales and Other Agreements

    11                                                 Cash Value and Cash Surrender Value; The Separate Account

    12                                                 Funds; Portfolios; About NYLIAC; Sales and Other Agreements

    13                                                 Summary of Policy Features; General Description; Loans; Partial Withdrawals;
                                                       Surrenders; Premiums; Investments; Deductions and Charges; Sales and Other
                                                       Agreements

    14                                                 Summary of Policy Features; General Description; Premiums; Investments; Sales
                                                       and Other Agreements

    15                                                 Summary of Policy Features; General Description; Cash Value and Cash
                                                       Surrender Value; Premiums; Investments

    16                                                 Summary of Policy Features; General Description; Cash Value and Cash
                                                       Surrender Value; Premiums; Investments

Item of Form N-8B-2                     Prospectus Caption
-------------------                     ------------------
    17                                  Summary of Policy Features; General
                                        Description; Cash Value and Cash
                                        Surrender Value; Loans; Partial
                                        Withdrawals; Surrenders

    18                                  Summary of Policy Features; General
                                        Description; Cash Value and Cash
                                        Surrender Value; Loans; Partial
                                        Withdrawals; Surrenders; Premiums;
                                        Investments

    19                                  Records and Reports

    20                                  Not Applicable

    21                                  Loans

    22                                  Not Applicable

    23                                  Not Applicable

    24                                  Additional Policy Provisions;
                                        Additional Provisions Regarding the
                                        Separate Account

    25                                  About NYLIAC

    26                                  Deductions and Charges; Loans;
                                        Partial Withdrawals; Surrenders;
                                        Reinstatement Option; Additional Policy
                                        Provisions

    27                                  About NYLIAC

    28                                  Directors and Principal Officers of
                                        NYLIAC

    29                                  About NYLIAC

    30                                  Not Applicable

    31                                  Not Applicable

    32                                  Not Applicable

    33                                  Not Applicable

    34                                  Not Applicable

    35                                  Not Applicable

    37                                  Not Applicable

    38                                  Sales and Other Agreements

    39                                  Sales and Other Agreements

    40                                  Sales and Other Agreements

    41                                  Sales and Other Agreements

    42                                  Not Applicable

Item of Form N-8B-2                                    Prospectus Caption
-------------------                                    ------------------
    43                                                 Not Applicable

    44                                                 Cash Value and Cash Surrender Value

    45                                                 Not Applicable

    46                                                 Cash Value and Cash Surrender Value; Loans; Partial Withdrawals; Surrenders;
                                                       Deductions and Charges; Investments

    47                                                 Cash Value and Cash Surrender Value; Loans; Partial Withdrawals; Surrenders;
                                                       Deductions and Charges; Investments

    48                                                 Not Applicable

    49                                                 Not Applicable

    50                                                 Investments; Additional Provisions Regarding the Separate Account

    51                                                 Cover Page; Summary of Policy Features; Life Insurance Protection; Additional
                                                       Benefits through Riders and Options; Policy Split Option; Surrenders;
                                                       Premiums; Policy Proceeds; Additional Policy Provisions

    52                                                 Investments; Additional Provisions Regarding the Separate Account

    53                                                 Federal Income Tax Considerations

    54                                                 Not Applicable

    55                                                 Not Applicable

            SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                          PROSPECTUS DATED MAY 1, 2001


                  VARIABLE PRODUCTS SERVICE CENTER ADDRESSES:


Variable Products Service Center       Variable Products Service Center
Madison Square Station                 51 Madison Avenue
P.O. Box 922                      or   Room 452
New York, New York 10159               New York, New York 10010
Telephone: 1-800-598-2019


    This prospectus describes a flexible premium survivorship variable universal life insurance policy which New York Life Insurance and Annuity Corporation ("NYLIAC") issues.

                                POLICY FEATURES

LIFE INSURANCE PROTECTION--This policy offers life insurance protection on two insureds, with a life insurance benefit payable when the last surviving insured dies while the policy is in effect.

CHOICE OF LIFE INSURANCE BENEFIT OPTIONS--You may choose either a level life insurance benefit equal to the face amount of your policy or a life insurance benefit which varies and is equal to the sum of your policy's face amount and cash value. If you choose a benefit which varies, the life insurance benefit will increase or decrease depending on the performance of the investment options you select. Your policy's life insurance benefit will never be less than the face amount of your policy. Under both options, a higher life insurance benefit may apply if necessary to qualify as life insurance under the Internal Revenue Code. The policy proceeds we pay will be the sum of the life insurance benefit plus any rider death benefits less any loans (including any accrued loan interest).

FLEXIBLE PREMIUM PAYMENTS--You may decide the amount of premiums to pay and when to pay them, within limits. Although premium payments are flexible, we may require additional premium payments to keep the policy in effect. The policy may terminate if its cash surrender value is insufficient to pay the policy's monthly charges. The cash surrender value of your policy will fluctuate depending on the performance of the investment options you have chosen.

LOANS, WITHDRAWALS AND SURRENDERS--You may borrow against or withdraw money from your policy, within limits. Loans and withdrawals will reduce the policy's proceeds and cash surrender value. You can also surrender your policy at any time. The cash surrender value of your policy may increase or decrease depending on the performance of the investment options you select. We do not guarantee the cash surrender value for your policy. If you surrender your policy or take a partial withdrawal during the first fifteen policy years or within fifteen years after you increase the face amount, we may apply a surrender charge.

FACE AMOUNT INCREASES AND DECREASES--You may increase or decrease the face amount of your policy, within limits. We will apply a new schedule of surrender charges to any increase in your policy's face amount. We may also deduct a surrender charge for any reduction in the face amount.

INVESTMENT OPTIONS--Your policy allows you to choose how you want to invest your premium payments. You have the option to choose from twenty-two Investment Divisions and a fixed account. Policyowners may invest in a total of 21 investment options at any one time. The Investment Divisions available under your policy are:


--   MainStay VP Bond
--   MainStay VP Capital Appreciation
--   MainStay VP Cash Management
--   MainStay VP Convertible
--   MainStay VP Government
--   MainStay VP Growth Equity
--   MainStay VP High Yield Corporate Bond
--   MainStay VP Indexed Equity
--   MainStay VP International Equity
--   MainStay VP Total Return
--   MainStay VP Value
--   MainStay VP American Century Income & Growth
--   MainStay VP Dreyfus Large Company Value
--   MainStay VP Eagle Asset Management Growth
     Equity
--   Alger American Small Capitalization
--   Calvert Social Balanced
--   Fidelity VIP Contrafund(R) (Initial Class)
--   Fidelity VIP Equity-Income (Initial Class)
--   Janus Aspen Series Balanced
--   Janus Aspen Series Worldwide Growth
--   Morgan Stanley UIF Emerging Markets Equity
--   T. Rowe Price Equity Income



We do not guarantee the investment performance of the investment divisions, which involve varying degrees of risk.


FREE LOOK PERIOD--You may examine the policy for a limited period and cancel it for a refund of the greater of the cash value of your policy or the total premium payments you have paid less any loans or withdrawals you have taken.

REPLACING EXISTING INSURANCE WITH THIS POLICY MAY NOT BE TO YOUR ADVANTAGE.

                               IMPORTANT NOTICES


 THIS PROSPECTUS PROVIDES INFORMATION THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING. PLEASE READ IT CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE. THIS PROSPECTUS IS NOT VALID UNLESS ATTACHED TO CURRENT PROSPECTUSES FOR THE MAINSTAY VP SERIES FUND, INC., THE ALGER AMERICAN FUND, CALVERT VARIABLE SERIES, INC., THE FIDELITY VARIABLE INSURANCE PRODUCTS FUND, THE JANUS ASPEN SERIES, THE UNIVERSAL INSTITUTIONAL FUNDS, INC. AND THE T. ROWE PRICE EQUITY SERIES, INC. (THE "FUNDS", EACH INDIVIDUALLY A "FUND").


 THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 THE POLICIES INVOLVE RISKS, INCLUDING POTENTIAL LOSS OF PRINCIPAL INVESTED. THE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

                               TABLE OF CONTENTS


                                         PAGE
                                         ----
SUMMARY OF POLICY FEATURES.............    4
DEFINITIONS............................    8
GENERAL DESCRIPTION....................    9
  When Life Insurance Coverage
     Begins............................    9
  How the Policy is Available..........    9
  How the Policy Works.................    9
LIFE INSURANCE PROTECTION..............   11
  Your Policy Proceeds.................   11
     Your Life Insurance Benefit.......   11
     Changing Your Life Insurance
       Benefit Option..................   12
     Changing the Face Amount of Your
       Policy..........................   14
CASH VALUE AND CASH SURRENDER VALUE....   15
  Cash Value...........................   15
     Amount in the Separate Account....   15
     Amount in the Fixed Account.......   16
     Investment Return.................   16
  Cash Surrender Value.................   16
LOANS..................................   17
  Your Policy as Collateral for the
     Loan..............................   17
  Loan Interest........................   17
  Interest on the Cash Value Held as
     Collateral........................   17
  When Loan Interest is Due............   18
  Loan Repayment.......................   18
  The Effects of a Policy Loan.........   18
PARTIAL WITHDRAWALS....................   19
  Amount Available to Withdraw.........   19
  Requesting a Partial Withdrawal......   19
  When is the Partial Withdrawal
     Effective.........................   19
  Partial Withdrawal Fee and Surrender
     Charge............................   19
  Allocation of Partial Withdrawal and
     Fee...............................   19
  The Effects of a Partial
     Withdrawal........................   20
SURRENDERS.............................   20
  Requesting a Surrender...............   20
  When is the Surrender Effective......   20
  Surrender Charges....................   20
ADDITIONAL BENEFITS THROUGH RIDERS AND
  OPTIONS..............................   21
  How the Riders are Available.........   21
  Guaranteed Minimum Death Benefit
     Rider.............................   21
  GMDB Premium Test....................   21
  First-to-Die Monthly Deduction Waiver
     Rider.............................   22



                                         PAGE
                                         ----
  Level First-to-Die Term Rider........   22
  Living Benefits Rider................   22
POLICY SPLIT OPTION....................   23
  About Your New Policy................   23
PREMIUMS...............................   24
  Premium Allocation...................   25
  Payments Returned for Insufficient
     Funds.............................   26
  Termination..........................   26
  Late Period..........................   26
  Reinstatement Option.................   26
  Maturity Date........................   27
INVESTMENTS............................   29
  The Separate Account.................   29
     The Eligible Portfolios...........   30
     Additions, Deletions or
       Substitutions of Investments....   32
     Reinvestment......................   32
  The Fixed Account....................   32
     Interest Credited on Amounts in
       the Fixed Account...............   32
     Assets in the Fixed Account.......   33
  Transfers Between Investment
     Divisions and/or the Fixed
     Account...........................   33
     Requesting a Transfer.............   34
  Dollar Cost Averaging................   34
  Automatic Asset Reallocation.........   35
  Interest Sweep.......................   36
  Third Party Investment Advisory
     Arrangements......................   36
DEDUCTIONS AND CHARGES.................   37
  Deductions from Premiums.............   38
     Sales Expense Charge..............   38
     State Tax Charge..................   38
     Federal Tax Charge................   39
  Deductions from Cash Value...........   39
     Expense Allocation................   39
     Monthly Contract Charge...........   39
     Charge for Cost of Insurance
       Protection......................   40
     Charge Per $1,000 of Initial Face
       Amount..........................   40
     Rider Charges.....................   40
  Separate Account Charges.............   41
     Mortality and Expense Risk
       Charge..........................   41
     Administrative Charge.............   41
     Other Charges for Federal Income
       Taxes...........................   41

                                         PAGE
                                         ----
  Fund Charges.........................   41
  Surrender Charges....................   43
     Charges in Policy Years 1-15......   43
     Additional Charge on a Surrender
       in the First Policy Year........   43
     Surrender Charges after Face
       Amount Increases................   44
     Surrender Charges on Face Amount
       Decreases.......................   44
     Exceptions to Surrender Charge....   44
POLICY PROCEEDS........................   45
  Beneficiary..........................   45
  When We Pay Proceeds.................   45
  Payment Options......................   46
  Payees...............................   47
ADDITIONAL POLICY PROVISIONS...........   47
  Limits on Our Rights to Challenge
     Your Policy.......................   47
  Suicide..............................   47
  Misstatement of Age or Sex...........   48
  Assignment...........................   48
FREE LOOK..............................   48
EXCHANGE PRIVILEGE.....................   49
ADDITIONAL PROVISIONS REGARDING THE
  SEPARATE ACCOUNT.....................   49
  Your Voting Rights...................   49
  Our Rights...........................   50
FEDERAL INCOME TAX CONSIDERATIONS......   50
  Our Intent...........................   50
  Tax Status of NYLIAC and the Separate
     Account...........................   51
  Charges for Taxes....................   51



                                         PAGE
                                         ----
  Diversification Standards and Control
     Issues............................   51
  Life Insurance Status of the
     Policy............................   52
  Modified Endowment Contract Status...   53
  Status of Policy After Insured is Age
     100...............................   54
  Policy Surrenders and Partial
     Withdrawals.......................   54
  Policy Loans and Interest
     Deductions........................   55
  Corporate Owners.....................   55
  Exchanges or Assignments of
     Policies..........................   55
  Reasonableness Requirement for
     Charges...........................   55
  Living Benefits Rider................   56
  Policy Split Option..................   56
  Other Tax Issues.....................   56
  Qualified Plans......................   56
  Withholding..........................   56
ABOUT NYLIAC...........................   57
  Performance Calculations.............   57
  Directors and Principal Officers of
     NYLIAC............................   58
RECORDS AND REPORTS....................   60
SALES AND OTHER AGREEMENTS.............   61
LEGAL PROCEEDINGS......................   61
EXPERTS................................   61
FINANCIAL STATEMENTS...................   62
FINANCIAL STATEMENTS...................  F-1
APPENDIX A: Illustrations..............  A-1
APPENDIX B: Variations By
  Jurisdiction.........................  B-1
APPENDIX C: Maximum Surrender
  Charges..............................  C-1


                                IMPORTANT NOTICE

   THIS PROSPECTUS IS NOT CONSIDERED AN OFFERING IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS OR ANY ATTACHED SUPPLEMENT TO THIS PROSPECTUS OR IN ANY SUPPLEMENTAL SALES MATERIAL WE AUTHORIZE.

                           SUMMARY OF POLICY FEATURES

     THE TERMS OF YOUR POLICY AND RIDERS QUALIFY THE FOLLOWING SUMMARY. MORE DETAILED INFORMATION IS CONTAINED LATER IN THIS PROSPECTUS, INCLUDING THE APPENDIX OF VARIATIONS BY JURISDICTION CONTAINED IN APPENDIX B.
 POLICY PROCEEDS -- When the last surviving insured dies, we will pay the beneficiary of your policy an amount equal to your policy's Life Insurance Benefit plus any rider death benefits less any outstanding loans (including any accrued loan interest).

-- LIFE INSURANCE BENEFITS

  - Option 1--a level benefit equal to your policy's face amount.

  - Option 2--a benefit which varies that equals the sum of your policy's face amount and cash value.

  - Under both options, a higher Life Insurance Benefit may apply if necessary to qualify as life insurance under the Internal Revenue Code.

  - Within limits, you may increase or decrease the face amount of your policy. The minimum face amount for your policy is $100,000.
 RIDER BENEFITS -- You may apply for the following additional rider benefits:


-- GUARANTEED MINIMUM DEATH BENEFIT RIDER


-- FIRST-TO-DIE MONTHLY DEDUCTION WAIVER RIDER

-- LEVEL FIRST-TO-DIE TERM RIDER

-- LIVING BENEFITS RIDER

     Riders are subject to regulatory approval in each jurisdiction and may not be available in all jurisdictions. In addition, the rider name and the requirements for any rider may vary by jurisdiction. You should contact your registered representative to determine whether the rider(s) is (are) available in your jurisdiction.
 LOANS -- You may borrow up to 90% of your policy's cash surrender value. Any amount that secures a loan remains part of your policy's cash value but is transferred to the Fixed Account. Amounts securing a loan may earn a different interest rate than other amounts in the Fixed Account. For the first ten Policy Years, the interest rate we currently expect to credit on the amounts set aside to secure the loan is 1.0% lower than the rate we charge for loan interest. Beginning in the eleventh Policy Year, the interest we currently expect to credit on the loaned amounts is 0.5% lower than the interest rate we charge for loan interest. We guarantee the interest rate we credit on the loaned amounts will never be less than 2.0% lower than the interest rate we charge for loan interest.
 PARTIAL WITHDRAWALS -- You may request a partial withdrawal from your policy's cash surrender value at any time, within limits. When you make a partial withdrawal, we will deduct a fee for processing the withdrawal. We may apply a surrender charge as a result of a partial withdrawal.
 SURRENDERS -- You may surrender your policy for its cash surrender value at any time while either insured is living. If you surrender your policy during the first fifteen

Policy Years or within fifteen years after you increase the face amount of your policy, we may apply a surrender charge.
 PREMIUMS -- You may make premium payments as often as you like and for any amount you choose, within limits. Other than the initial premium, there are no required premium payments. However, under certain conditions, you may be required to make additional premium payments to keep your policy from terminating.
 DEDUCTIONS AND CHARGES --

DEDUCTIONS FROM PREMIUMS

-- SALES EXPENSE CHARGE

  - Target Premium--We assess a sales expense charge based on your policy's Target Premium. Your initial Target Premium is set at the time your policy is issued. You can find this initial Target Premium on the Policy Data Page of your policy. We will change your Target Premium if you change the face amount of your policy.

  - Current--During each of the first ten Policy Years, we expect to deduct a sales expense charge that is currently 8% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we expect to deduct a sales expense charge that is currently 4% from any additional premiums paid in that Policy Year. During each Policy Year beginning with the eleventh Policy Year, we currently expect to deduct a sales expense charge of 4% of any premiums paid up to the Target Premium, with no charge for premiums paid in excess of the Target Premium.

  - Guaranteed--During each of the first ten Policy Years, we guarantee that any sales expense charge we deduct will never exceed 9% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we will never deduct a sales expense charge more than 6.5% of any additional premiums paid in that Policy Year. Beginning with the eleventh Policy Year, we guarantee that any sales expense charge will never exceed 6.5% of any premiums paid.

-- STATE TAX CHARGE

   We deduct 2% of each premium payment you make as a state tax charge. We may increase this charge to reflect changes in the law.

-- FEDERAL TAX CHARGE

   For Non-Qualified Policies, we deduct 1.25% of each premium payment you make as a federal tax charge. We may increase this charge to reflect changes in the law.

DEDUCTIONS FROM CASH VALUE

-- MONTHLY CONTRACT CHARGE

  - Current--We currently deduct a monthly contract charge that is currently $59 per month during the first Policy Year, and we currently expect to deduct $9 per month in later Policy Years.

  - Guaranteed--We guarantee that we will never deduct a monthly contract charge that exceeds $62 per month during the first Policy Year and $12 per month in later Policy Years.

-- CHARGE FOR COST OF INSURANCE PROTECTION

   We deduct a charge for cost of insurance protection each month. This charge is equal to the net amount at risk multiplied by a monthly cost of insurance rate plus any applicable flat extra charge (which might apply to certain insureds based on our underwriting). We determine the monthly cost of insurance rate based on the insureds' issue ages, sexes, and underwriting classes and the Policy Year. The cost of insurance rates will never exceed the guaranteed maximum cost of insurance rates for your policy.

-- CHARGE PER $1,000 OF THE INITIAL FACE AMOUNT

   On each Monthly Deduction Day, during the first three Policy Years, we will deduct $0.04 per $1,000 of your policy's initial face amount (not including riders). We guarantee we will never increase this charge. This charge will always be at least $10 per month and will never be more than $100 per month.

-- RIDER CHARGES

   Each month, we will deduct any cost of insurance charges for the optional riders you have chosen.

SEPARATE ACCOUNT CHARGES

-- MORTALITY AND EXPENSE RISK CHARGE

  - Current--We currently deduct on a daily basis, a mortality and expense risk charge that is equal to an annual rate of 0.60% of the average daily net asset value of each Investment Division.

  - Guaranteed--We guarantee that the mortality and expense risk charge will never exceed an annual rate of 0.90% of the average daily net asset value of each Investment Division.

-- ADMINISTRATIVE CHARGE

   We deduct on a daily basis, an administrative charge that is equal to an annual rate of 0.10% of the average daily net asset value of each Investment Division. We guarantee we will never increase this charge.

-- OTHER CHARGES FOR FEDERAL INCOME TAXES

   We do not currently deduct a charge for federal income taxes from the Investment Divisions, though we may do so in the future, to reflect changes in the law.


FUND CHARGES-- Each Investment Division of the Separate Account purchases shares of the corresponding Eligible Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the policy, and they may vary from year to year. These fees and expenses are described in the Funds' prospectuses. (See DEDUCTIONS AND CHARGES--FUND CHARGES for a list of these charges.)



SURRENDER CHARGES-- If you surrender your policy or if you decrease the face amount of your policy (including a decrease in the face amount that results from changing the Life Insurance Benefit Option or from a partial withdrawal) during the first fifteen Policy Years or within fifteen years after you increase the face amount, we may apply a surrender charge. (See DEDUCTIONS AND CHARGES--SURRENDER CHARGES for an explanation of these charges.)

 INVESTMENTS -- The balance of your premium payment after we deduct the premium charges is called your net premium. We allocate your net premium among the twenty-two Investment Divisions available under the policy and the Fixed Account, based on your instructions. The twenty-two Investment Divisions available under your policy are:


-- MainStay VP Bond                      -- MainStay VP American Century Income & Growth
-- MainStay VP Capital Appreciation      -- MainStay VP Dreyfus Large Company Value
-- MainStay VP Cash Management           -- MainStay VP Eagle Asset Management Growth Equity
-- MainStay VP Convertible               -- Alger American Small Capitalization
-- MainStay VP Government                -- Calvert Variable Series, Inc. Social Balanced
-- MainStay VP Growth Equity             Portfolio
-- MainStay VP High Yield Corporate      -- Fidelity VIP Contrafund(C)
Bond                                     -- Fidelity VIP Equity-Income
-- MainStay VP Indexed Equity            -- Janus Aspen Series Balanced
-- MainStay VP International Equity      -- Janus Aspen Series Worldwide Growth
-- MainStay VP Total Return              -- Morgan Stanley UIF Emerging Markets Equity
-- MainStay VP Value                     -- T. Rowe Price Equity Income


     You may adjust your allocation to various Investment Divisions and/or the Fixed Account by changing your premium allocation percentages or making transfers among these options, within limits.
 ADDITIONAL INFORMATION

FREE LOOK PERIOD

-- You have the right to examine your policy. If you are not satisfied with it, you may cancel it within twenty days.

-- If you cancel the policy, we will refund the greater of the cash value of your policy or the total premiums you have paid, less any loans or partial withdrawals you have taken.

INCOME TAX EFFECT

-- Generally, life insurance benefits are not currently subject to federal income tax. The earnings on the amounts you invest in the Investment Divisions and the Fixed Account are also generally not subject to income tax as long as they remain invested in the policy. If you take a partial withdrawal, surrender or terminate your policy, or if your policy matures, you may incur taxable income. You may also incur taxable income if your policy becomes a modified endowment contract and you take a policy loan.

                                IMPORTANT NOTICE

     THE POLICY IS A LEGAL CONTRACT BETWEEN YOU AND NYLIAC. THE CONTRACT CONSISTS OF THE APPLICATION FOR THE POLICY, THE POLICY, AND ANY RIDERS AND ENDORSEMENTS ATTACHED TO IT.

                                   VARIATIONS
     SURVIVORSHIP VARIABLE UNIVERSAL LIFE IS SUBJECT TO THE INSURANCE LAWS AND REGULATIONS OF EACH JURISDICTION IN WHICH IT IS SOLD. AS A RESULT, CERTAIN TERMS OF OUR SURVIVORSHIP VARIABLE UNIVERSAL LIFE POLICIES MAY VARY FROM JURISDICTION TO JURISDICTION. APPENDIX B LISTS THE SIGNIFICANT VARIATIONS THAT APPLY TO SURVIVORSHIP VARIABLE UNIVERSAL LIFE. YOU SHOULD REVIEW THIS LIST TO DETERMINE WHETHER ANY OF THESE VARIATIONS APPLY TO YOUR POLICY.

                                  DEFINITIONS

ELIGIBLE PORTFOLIOS ("PORTFOLIOS"): The mutual fund Portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account. Portfolios described in this prospectus are different from portfolios available directly to the general public. Investment results may differ.

FIXED ACCOUNT: The Fixed Account is supported by assets in NYLIAC's general account. The amount in the Fixed Account earns interest on a daily basis. Interest is credited on each Monthly Deduction Day.

FUND:  An open-end management investment company.

INVESTMENT DIVISION: A division of the Separate Account. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

ISSUE DATE:  The date we issue the policy as specified in the Policy Data Page.

LIFE INSURANCE BENEFIT: The benefit calculated under the Life Insurance Benefit Option you have chosen.

MONTHLY DEDUCTION DAY: The date as of which we deduct your monthly contract charge; cost of insurance charge; the charge per $1,000 of initial face amount, if any; and any rider charges from your policy's cash value. The first Monthly Deduction Day will be the first monthly anniversary of the Policy Date on or following the Issue Date.

NON-QUALIFIED POLICY: A policy that is issued to persons or entities other than employee benefit plans that qualify for special federal income tax treatment.

POLICY DATA PAGE: Page 2 of your policy. The Policy Data Page contains your policy's specifications.

POLICY DATE: It is the date we use as the starting point for determining Policy Years and Monthly Deduction Days. Your Policy Date will be the same as your Issue Date, unless you request otherwise. Generally, you may not choose a Policy Date that is more than six months before your policy's Issue Date. You can find your Policy Date on the Policy Data Page.

POLICY PROCEEDS: The benefit we will pay to your beneficiary when we receive proof that the last surviving insured died. It is equal to the Life Insurance Benefit plus any additional death benefits under any riders you have chosen minus any outstanding loans (including any accrued loan interest).

POLICY YEAR: The twelve-month period starting on your Policy Date, and each twelve-month period thereafter.

QUALIFIED POLICY: A policy owned by an employee benefit plan that qualifies for special federal income tax treatment.

SEPARATE ACCOUNT: NYLIAC Variable Universal Life Separate Account-I, a segregated asset account NYLIAC established to receive and invest net premiums which are allocated to the Eligible Portfolios.

TARGET PREMIUM: An amount shown on the Policy Data Page that we use to calculate the sales expense and surrender charges. Any changes to the face amount of your base policy will affect your Target Premium.

                              GENERAL DESCRIPTION

     The policy provides life insurance protection on two lives (the insureds), and pays Policy Proceeds when the last surviving insured dies while the policy is in effect. The policy offers:

    -- flexible premium payments, where you select the timing and amount of the premium;

    -- a choice of two Life Insurance Benefit Options;

    -- loan and partial withdrawal privileges;

    -- the ability to increase or decrease the policy's face amount of insurance;

    -- additional benefits through the use of optional riders; and

    -- a selection of premium and expense allocation alternatives, including twenty-two variable Investment Divisions and a Fixed Account with a guaranteed interest rate.

WHEN LIFE INSURANCE COVERAGE BEGINS

     If you have coverage under a conditional temporary coverage agreement and if the policy is issued, the policy will replace the temporary coverage. Your coverage under the policy will be deemed to have commenced on the Policy Date.

     In all other cases, if the policy is issued, coverage under the policy will take effect when we receive the premium payment that you are required to make when the policy is delivered to you.

HOW THE POLICY IS AVAILABLE

     Survivorship Variable Universal Life is available to our policyowners as either a Non-Qualified or Qualified Policy. We issue Qualified Policies on a unisex basis. Any reference in this prospectus which makes a distinction based on the sex of the insureds should be disregarded as it relates to such policies.

HOW THE POLICY WORKS

     We will pay your beneficiary the Policy Proceeds if your policy is still in effect when the last surviving insured dies. Your policy will stay in effect so long as the cash surrender value of your policy is sufficient to pay your policy's monthly charges. The following example demonstrates how we determine the cash surrender value of your policy.

                                    EXAMPLE


     This example is based on the illustration shown in Appendix A. It assumes current charges and a 6% hypothetical gross annual investment return, which results in a 4.48% net annual investment return. It also assumes the policy is in its first Policy Year.



PREMIUM(1)                                    $15,000.00        You choose the amount of premium you intend to
  Less sales expense charge(2)                  1,106.48        pay and the frequency with which you intend to
  Less state tax charge (2%)                      300.00        make these payments. We call this your planned
  Less Federal tax charge (1.25%)                 187.50        premium. Any additional premium payments you
        (if applicable)                                         make are called unplanned premiums.
------------------------------------------
NET PREMIUM                                   $13,406.02
  Plus net investment performance for one         571.19        We allocate your net premium to the Investment
       year (earned from the Investment                         Divisions and/or the Fixed Account based on your
       Divisions and/or the Fixed Account)                      instructions.
       (varies daily)
  Less total annual monthly contract              708.00
        charge for one year(3)
  Less total annual monthly cost of                32.24
       insurance charge for one year
       (varies monthly and with age)
  Less total annual charge per $1,000 of          480.00
       the initial face amount of your
       Policy
        for one year (not including
       riders)
  Less total annual monthly cost of                 0.00
       riders(4)
------------------------------------------
CASH VALUE                                    $12,756.97
  Less surrender charge(5)                      2,532.40        Cash Value is used to determine the amount of
        (if applicable)                                         your Life Insurance Benefit as well as the cash
                                                                surrender value of your policy.

                                                                We may assess a surrender charge when you make a
                                                                partial withdrawal or full surrender in the
                                                                first fifteen Policy Years or within fifteen
                                                                years after you increase the face amount.

------------------------------------------
CASH SURRENDER VALUE                          $10,224.57        The amount of loans, withdrawals and surrenders
                                                                you can make is based on your policy's cash
                                                                surrender value. Your policy will terminate if
                                                                your cash surrender value is insufficient to pay
                                                                your policy's monthly charges.


------------
(1) This example assumes you pay an annual planned premium of $15,000 at the beginning of the Policy Year and that you do not make any unplanned premium payments.

(2) For details about how we calculate the sales expense charge for your policy, you should refer to DEDUCTIONS AND CHARGES--DEDUCTIONS FROM PREMIUMS--SALES EXPENSE CHARGE.

(3) We currently deduct a monthly contract charge of $59 per month from a policy in its first Policy Year. For a policy in a later Policy Year, we currently expect to deduct a monthly contract charge of $9 per month.
(4) This example assumes you have not chosen any riders.

(5) If you surrender your policy in the first Policy Year, we will include an additional contract charge in the surrender charge we deduct from your policy. For details, you should refer to DEDUCTIONS AND CHARGES--SURRENDER CHARGES--CHARGES IN POLICY YEARS 1-15.

                           LIFE INSURANCE PROTECTION

YOUR POLICY PROCEEDS

     We will pay proceeds to your beneficiary when we receive satisfactory proof that the last surviving insured died. These proceeds will equal:

            1)  the Life Insurance Benefit calculated under the Life
                Insurance Benefit Option you have chosen;
    plus    2)  any additional death benefits under the riders you have chosen;
    less    3)  any outstanding loans (including any accrued loan interest)
                on the policy.

     We will pay interest on these proceeds from the date the last surviving insured died until the date we pay the proceeds or the date when the payment option you have chosen becomes effective.

YOUR LIFE INSURANCE BENEFIT

     Under your policy, the Life Insurance Benefit depends on the Life Insurance Benefit Option you choose. Your policy offers two options:

     OPTION 1-- The Life Insurance Benefit under this option is equal to the policy's face amount. Except as described below, your Life Insurance Benefit under this option will be a level amount.

     OPTION 2-- The Life Insurance Benefit under this option is equal to the policy's face amount plus the policy's cash value. The Life Insurance Benefit under this option will vary with the policy's cash value. Your Life Insurance Benefit will never be less than your policy's face amount.

     Under both options, your Life Insurance Benefit may be greater if the minimum percentage of the policy's cash value necessary for the policy to qualify as life insurance under Section 7702 of the Internal Revenue Code is greater than the amount calculated under the option you have chosen. In general, this higher Life Insurance Benefit will be the cash value of your policy multiplied by the minimum percentage required by Section 7702 of the Internal Revenue Code. (You can find this percentage on the Policy Data Page).

     Assuming your Life Insurance Benefit does not increase as described in the above paragraph, and assuming the same face amount and premium payments under both options:

        - If you choose Option 1, your Life Insurance Benefit will not vary in amount and you will generally have lower total policy cost of insurance charges and lower Policy Proceeds.

        - If you choose Option 2, your Life Insurance Benefit will vary with your policy's cash value and you will generally have higher total policy cost of insurance charges and higher Policy Proceeds.

                                    EXAMPLES
             (Effect of IRC Section 7702 on Life Insurance Benefit)

                        LIFE INSURANCE BENEFIT OPTION 1
                        LIFE INSURANCE BENEFIT OPTION 2

   EXAMPLE 1:
   Life Insurance Benefit = Face Amount
     Face Amount:                    $100,000
     Cash Value:                     $ 25,000
     IRC Section 7702
        Percentage                       379%

   Greater of:
     Face Amount:                    $100,000
     % of Cash Value:
        ($25,000 X 379%)             $ 94,750
     -----------------------
                                     --------
     Life Insurance Benefit:         $100,000
   EXAMPLE 2:
   Life Insurance Benefit = % of Cash Value
     Face Amount:                    $100,000
     Cash Value:                     $ 50,000
     IRC Section 7702
        Percentage                       379%

   Greater of:
     Face Amount:                    $100,000
     % of Cash Value:
        ($50,000 X 379%)             $189,500
     -----------------------
                                     --------
     Life Insurance Benefit:         $189,500

   EXAMPLE 1:
   Life Insurance Benefit = Face Amount +
   Cash Value
     Face Amount:                    $100,000
     Cash Value:                     $ 20,000
     IRC Section 7702
        Percentage                       379%

   Greater of:
     Face Amount + Cash Value:       $120,000
     % of Cash Value:
        ($20,000 X 379%)             $ 75,800
     -----------------------
                                     --------
     Life Insurance Benefit:         $120,000
   EXAMPLE 2:
   Life Insurance Benefit = % of Cash Value
     Face Amount:                    $100,000
     Cash Value:                     $ 40,000
     IRC Section 7702
        Percentage                       379%

   Greater of:
     Face Amount + Cash Value:       $140,000
     % of Cash Value:
        ($40,000 X 379%)             $151,600
     -----------------------
                                     --------
     Life Insurance Benefit:         $151,600


CHANGING YOUR LIFE INSURANCE BENEFIT OPTION


     You can change the Life Insurance Benefit Option for your policy while both insureds are still living. However, we may prohibit you from changing the Life Insurance Benefit Option if the change would (i) cause the face amount of the policy to be less than $100,000, (ii) cause the policy to fail to qualify as life insurance under Section 7702 of the Internal Revenue Code, or (iii) cause the policy's face amount to exceed our retention limits.

 CHANGES FROM OPTION 1 TO OPTION 2

      If you change from Option 1 to Option 2, we will decrease the face amount of your policy by the amount of the cash value, so that your Life Insurance Benefit immediately before and after the change remains the same. If a surrender charge applies to face amount decreases at the time you change your Life Insurance Benefit Option, we will assess a surrender charge based on the amount of the face amount decrease.

 CHANGES FROM OPTION 2 TO OPTION 1

      If you change from Option 2 to Option 1, we will increase the face amount of your policy by the amount of the cash value, so that your Life Insurance Benefit immediately before and after the change remains the same. We will continue to apply the existing surrender charge schedule to your policy, but we will not apply a new surrender charge schedule to the increased face amount resulting from the change in this option.

     In order to change your Life Insurance Benefit Option, you must submit a signed request to Variable Products Service Center at the addresses shown on the cover of this prospectus (or any other address we indicate to you in writing). We will change your Life Insurance Benefit Option on the Monthly Deduction Day on or after the date we receive your written request.

                                    EXAMPLE

 CHANGE FROM OPTION 1 TO OPTION 2

 Cash Value                                                          $  200,000

 Face Amount
   before option change                                              $1,000,000

 Face Amount
   after option change                                               $  800,000
   ($1,000,000 - $200,000)

 Life Insurance Benefit
   immediately before and
   after Option change                                               $1,000,000
 CHANGE FROM OPTION 2 TO OPTION 1

 Cash Value                                                          $  150,000

 Face Amount
   before option change                                              $1,000,000

 Face Amount
   after option change                                               $1,150,000
   ($1,000,000 + $150,000)

 Life Insurance Benefit
   immediately before and
   after option change                                               $1,150,000

CHANGING THE FACE AMOUNT OF YOUR POLICY

     The face amount of your policy affects the amount of the Life Insurance Benefit of your policy.

 INCREASING YOUR POLICY'S FACE AMOUNT

      You may request an increase in the face amount of your policy if all of the following conditions are met:

      -- both insureds are still living;

      -- the older insured is age 90 or younger;

      -- the increase you are requesting is $5,000 or more;

      -- the requested increase will not cause the policy's face amount to exceed our maximum retention limit; and

      -- you submit a written application signed by each insured along with satisfactory evidence of insurability.

      We may limit any increase in the face amount of your policy.

      If we approve your request for a face amount increase, we will increase your policy's face amount on the Monthly Deduction Day on or after the day we approve the increase.

      An increase in the face amount of your policy may have the following consequences which you should consider:

      -- additional cost of insurance charges;

      -- a new fifteen year surrender charge period applicable only to the amount of the increase;

      -- a new suicide and contestability period applicable only to the amount of the increase;

      -- a change in the life insurance percentage applied to the entire policy under Section 7702 of the Internal Revenue Code; and

      -- a new seven year testing period for modified endowment contract status may begin.

 DECREASING YOUR POLICY'S FACE AMOUNT

      You may request a decrease in the face amount of your policy if both of the following conditions are met:

      -- either insured is still living; and

      -- the decrease you are requesting will not reduce the policy's face amount below $100,000.

      We may limit any decrease in the face amount of your policy.

      If we approve your request for a face amount decrease, we will decrease your policy's face amount on the Monthly Deduction Day on or after the day we receive your written request for a decrease.

      A decrease in the face amount of your policy may have the following consequences which you should consider:

      -- lower total policy cost of insurance charges;

      -- a surrender charge may apply to the amount of the decreased face amount based on a last increased, first canceled basis; and

      -- possible adverse tax consequences.

                      CASH VALUE AND CASH SURRENDER VALUE

CASH VALUE

     The cash value of your policy is the sum of the amounts the policy has in the Investment Divisions in the Separate Account and in the Fixed Account. These amounts are allocated based on the instructions you give us. A number of factors affect your policy's cash value including but not limited to:

     -- the amount and frequency of the premiums you pay;

     -- the investment experience of the Investment Divisions you choose;

     -- the interest credited on the amount in the Fixed Account; and

     -- the amount of any partial withdrawals you make (including any charges you incur as a result of the withdrawal).


     The cash value is not necessarily the amount you receive when you surrender your policy. See CASH VALUE AND CASH SURRENDER VALUE--CASH SURRENDER VALUE and SURRENDERS for details about surrendering your policy.


AMOUNT IN THE SEPARATE ACCOUNT

     We use amounts allocated to an Investment Division to purchase accumulation units of an Investment Division. We redeem accumulation units from an Investment Division when amounts are loaned, withdrawn, transferred, surrendered or deducted for charges or loan interest. We calculate the number of accumulation units purchased or redeemed in an Investment Division by dividing the dollar amount of the transaction by the Investment Division's accumulation unit value. On any given day, the amount you have in the Separate Account is the value of the accumulation units you have in all of the Investment Divisions of the Separate Account. The value of the accumulation units you have in a given Investment Division equals the current accumulation unit value for the Investment Division multiplied by the number of accumulation units held in that Investment Division.


     We determine accumulation unit values for the Investment Divisions as of the end of each valuation day. A valuation day is any day on which the New York Stock Exchange is open for regular trading.


     The value of an accumulation unit on any valuation day equals the accumulation unit on the preceding valuation day multiplied by the net investment factor for the period from the time the New York Stock Exchange closed on the immediately preceding valuation day to the time it closed on the current valuation day.

     The net investment factor for an Investment Division for this period equals
(a) divided by (b) less (c) [i.e., (a / b) - c]where:

        (a) is the sum of:

             (1) the net asset value of the Fund share held in the Separate
                 Account for that Investment Division determined at the end of the period, plus

             (2) the per share amount of any dividends or capital gain
                 distributions made by the Fund for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs during the period,

        (b) is the net asset value of a Fund share held in the Separate Account for that Investment Division determined as of the end of the previous valuation day,

        (c) is a factor representing the mortality and expense risk charge and the administrative charge. This factor is deducted on a daily basis and is currently equal to an annual rate of .70% (the sum of .60% and .10%) of the daily average net asset value of the Investment Division.

     The net investment factor may be greater or less than one. Therefore, the value of an accumulation unit may increase or decrease.

AMOUNT IN THE FIXED ACCOUNT

     The amount you have in the Fixed Account equals:

             1) the sum of the net premiums you have allocated to the Fixed
                Account;

        plus 2) any transfers you have made from the Separate Account to the Fixed Account;

        plus 3) any interest credited to the Fixed Account;

        less 4) any amounts you have withdrawn from the Fixed Account;

        less 5) any charges we have deducted from the Fixed Account;

        less 6) any transfers you have made from the Fixed Account to the Separate Account.

INVESTMENT RETURN

     The investment return of your policy is based on the amount you have in each Investment Division of the Separate Account, the amount you have in the Fixed Account, the investment experience of each Investment Division as measured by its actual net rate of return, and the interest rate we credit on the amount you have in the Fixed Account.

     The investment experience of an Investment Division of the Separate Account reflects increases or decreases in the net asset value of the shares of the underlying Fund, any dividend or capital gains distributions declared by the Fund, and any charges against the assets of the Investment Division. We determine this investment experience each valuation day, which is when the net asset value of the underlying Fund is determined. The actual net rate of return for an Investment Division measures the investment experience from the end of one valuation day to the end of the next valuation day.

CASH SURRENDER VALUE


     The cash surrender value of your policy is the amount we will pay you if you surrender your policy. The cash surrender value of your policy is equal to the cash value of the policy less any surrender charges and any outstanding policy loans (including any accrued loan interest). If you surrender your policy during the first Policy Year, an additional contract charge applies. See DEDUCTIONS AND CHARGES--SURRENDER CHARGES--CHARGES IN POLICY YEARS 1-15. Since the cash value of the policy fluctuates with the performance of the Investment Divisions and the interest credited to the Fixed Account, and because a surrender charge may apply, the cash surrender value may be more or less than the total premium payments you have made less any deductions from premiums and deductions from cash value that were made.

     Cash surrender value is significant for two reasons:

        -- Loans and Partial Withdrawals--You can take loans and partial withdrawals from your policy based on the amount of the policy's cash surrender value.

        -- Keeping Your Policy in Effect--While premium payments are flexible, you may need to make additional premium payments so that the cash surrender value of your policy is sufficient to pay the charges needed to keep your policy in effect.
                                     LOANS

     You can borrow up to 90% of your policy's cash surrender value, less any additional contract charge in the first Policy Year. Your policy will be used as collateral to secure this loan. Any amount that secures a loan remains part of your policy's cash value but is transferred to the Fixed Account. We credit any amount that secures a loan (the loaned amount) with an interest rate that we expect to be different from the interest rate we credit on any unloaned amount.

YOUR POLICY AS COLLATERAL FOR THE LOAN


     When you request a loan, a transfer of funds may be made from the Separate Account to the Fixed Account so that the cash value of the amount in the Fixed Account is at least 106% of the requested loan plus any outstanding loans, including accrued loan interest. This percentage will change in accordance with changes in the loan interest rate, but will never exceed 108%. We will transfer these funds from the Investment Divisions of the Separate Account in accordance with your instructions, or if you have not provided us with any instructions, in proportion to the amounts you have in each Investment Division. While any policy loan is outstanding, we will not allow you to make any partial withdrawals or transfer any funds from the Fixed Account if the partial withdrawal or transfer would cause the cash value of the Fixed Account to fall below 106% of all outstanding loans (or a different percentage based on the loan interest rate). Additionally, if the monthly deductions from cash value will cause the cash value of the Fixed Account to fall below 106% of all outstanding policy loans, we may take these deductions from the Investment Divisions of the Separate Account in proportion to the amounts you have in each Investment Division.


LOAN INTEREST


     We currently charge an effective annual loan interest rate of 6%, which is payable in arrears. We may set a lower rate. If we set a lower rate, we will determine this lower rate at least once every twelve months, but not more frequently than once every three months. If we lower this rate, we may increase it again in the future by no more than 1% per calendar year, within certain limits.


INTEREST ON THE CASH VALUE HELD AS COLLATERAL

     When you take a loan from your policy, the amount we hold in the Fixed Account to secure the loan earns interest at a different rate from the rate we charge you for loan interest. The rate we credit on loaned amounts will never be less than 2.0% less than the rate we charge for policy loans. We guarantee that the interest rate we credit on loaned amounts will always be at least 4.0%. For the first ten Policy Years, the rate we currently expect to credit on loaned amounts is 1.0% less than the rate we charge for loan interest. Beginning in the eleventh Policy Year, the rate we currently expect to credit on loaned amounts is 0.5% less than the rate we charge for loan interest.

WHEN LOAN INTEREST IS DUE

     The interest we charge on a loan accrues daily and is payable on the earliest of the following dates:

     -- the policy anniversary;

     -- the date you increase or repay a loan;

     -- the date you surrender the policy;

     -- the date the policy lapses; or

     -- the date on which the last surviving insured dies.


     Any loan interest due on a policy anniversary which you do not pay will be charged against the policy as an additional loan. You should be aware that the larger the loan becomes relative to the cash value, the greater the risk that the remaining cash value may not be sufficient to support the policy charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. See LOAN REPAYMENT below.


LOAN REPAYMENT

     You may repay all or part of a policy loan at any time while your policy is in effect. We will allocate your loan repayments to the Investment Divisions and/or Fixed Account according to your most recent instructions on how to allocate your premium payments. If you would like us to allocate your loan repayment differently, you must indicate this in writing at the time of the repayment. We will consider any payment we receive from you while you have a loan outstanding to be a premium payment unless you tell us in writing that it is a loan repayment.


     If the amount of any unpaid loans (including any accrued loan interest) is greater than the cash value of your policy less any applicable surrender charges and any additional contract charge we will mail a notice to you at your last known address. We will also send a copy of the notice to the last known assignee, if any, on our records. If you do not pay the necessary amount within 31 days after the day we mail you this notice, we will terminate your policy. This could result in a taxable gain to you.


THE EFFECTS OF A POLICY LOAN


     A loan, repaid or not, has a permanent effect on your Cash Value. This effect occurs because the investment result of each Investment Division applies only to the amount remaining in such Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value is likely to be. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate for loaned amounts held in the Fixed Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest earned on loaned amounts held in the Fixed Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be payable.



     In addition, unpaid loan interest generally will be treated as a new loan under the Code. If the Policy is a modified endowment contract, a loan may result in taxable income to you. In addition, for all policies, if the loans taken, including unpaid loan interest, exceed the premiums paid, policy surrender or policy lapse will result in a taxable gain to you. See FEDERAL INCOME TAX CONSIDERATIONS for more information.


                              PARTIAL WITHDRAWALS

     You may request a partial withdrawal from your policy's cash surrender value if the following conditions are met:
     -- at least one insured is living;
     -- the partial withdrawal being requested is at least $500; and -- the partial withdrawal will not cause the policy to fail to qualify as life insurance under Section 7702 of the Internal Revenue Code.

AMOUNT AVAILABLE TO WITHDRAW

     You may withdraw an amount up to the cash surrender value of your policy. We process partial withdrawals at the price next determined after we receive your written request. If you request a partial withdrawal that would reduce the face amount of your policy (not including riders) below $100,000, we may require you to surrender your policy.

REQUESTING A PARTIAL WITHDRAWAL

     You may request a partial withdrawal from your policy by sending a written request to Variable Products Service Center at the addresses listed on the front cover of this prospectus.

WHEN IS THE PARTIAL WITHDRAWAL EFFECTIVE


     Your requested partial withdrawal will be effective on the date the Variable Products Service Center receives your written request. However, if the day we receive your request is not a day on which the New York Stock Exchange ("NYSE") is open or if your request is received after the close of the NYSE, then the requested partial withdrawal will be effective on the next day on which the NYSE is open.


PARTIAL WITHDRAWAL FEE AND SURRENDER CHARGE


     When you make a partial withdrawal, we will deduct a fee for processing the partial withdrawal. This fee will not exceed the lesser of $25 or 2% of the amount withdrawn. Additionally, a partial withdrawal may result in a decrease in your policy's face amount which may cause a surrender charge to apply as described in DEDUCTIONS AND CHARGES--SURRENDER CHARGES.


ALLOCATION OF PARTIAL WITHDRAWAL AND FEE

     You may specify how much of the partial withdrawal you want taken from the amount you have in each of the Investment Divisions and in the Fixed Account. If you do not specify how you would like your partial withdrawal allocated, we will deduct the partial withdrawal and any withdrawal fee from the Investment Divisions and/or the Fixed Account in proportion to the amounts you have in each of these investment options. If you request a partial withdrawal that is greater than the amount in the Investment Divisions and/or in the Fixed Account you have chosen, we will reduce the amount of the partial withdrawal to the amount available in those Investment Divisions and/or in the Fixed Account and pay you that amount less any applicable withdrawal fee and surrender charge.

THE EFFECTS OF A PARTIAL WITHDRAWAL


     When you make a partial withdrawal, we reduce your cash value and cash surrender value by the amount of the partial withdrawal, and any applicable withdrawal fee and surrender charge. Additionally, if you have elected Life Insurance Benefit Option 1, we reduce your policy's face amount and your Policy Proceeds by the amount of the withdrawal (not including the effects of any withdrawal fee or surrender charge). If you have elected Life Insurance Benefit Option 2, we will not reduce your policy's face amount but we will reduce your Policy Proceeds by the amount of the partial withdrawal and any applicable withdrawal fee and surrender charge. A partial withdrawal may result in taxable income to you. See FEDERAL INCOME TAX CONSIDERATIONS for more information.


     We may restrict the amount and frequency of partial withdrawals, within certain limits.
                                   SURRENDERS

     You may surrender your policy for its cash surrender value at any time while either insured is living.

REQUESTING A SURRENDER

     You may surrender the policy by sending a written request and the policy to Variable Products Service Center at the addresses listed on the front cover of this prospectus.

WHEN IS THE SURRENDER EFFECTIVE


     Your surrender will be effective on the date the Variable Products Service Center receives your written request and the policy. However, if the day we receive your request is not a day on which the NYSE is open or if your request is received after the close of the NYSE, then the requested surrender will be effective on the next day on which the NYSE is open.


SURRENDER CHARGES


     If you surrender your policy during the first fifteen Policy Years or within fifteen years after you increase the face amount of your policy, a surrender charge may apply. We will deduct any applicable surrender charge from the amounts you have in the Investment Divisions and the Fixed Account in proportion to these amounts. See DEDUCTIONS AND CHARGES--SURRENDER CHARGES for details.

                 ADDITIONAL BENEFITS THROUGH RIDERS AND OPTIONS

     You may apply for additional benefits by selecting any of the following optional riders:


     -- Guaranteed Minimum Death Benefit Rider


     -- First-to-Die Monthly Deduction Waiver Rider

     -- Level First-to-Die Term Rider

     -- Living Benefits Rider (also known as Accelerated Benefits Rider)

HOW THE RIDERS ARE AVAILABLE

     Generally, you must select your riders when you apply for your policy. However, you may only elect the Living Benefits Rider after one of the insureds has died.


     The Living Benefits Rider is only available on Non-Qualified Policies. Generally, all other riders are available on both Non-Qualified and Qualified Policies.


GUARANTEED MINIMUM DEATH BENEFIT RIDER

     As long as this rider is in effect and the benefit period has not expired, this rider guarantees that your policy will never lapse due to its cash surrender value being insufficient to cover the current monthly deduction charges. Under this rider, if your total monthly deduction charges are greater than your policy's cash value, we will deduct as much of the monthly deduction charges from the cash value as possible. We will then waive any excess amount of these charges including the charge for this and any other rider. Generally, this rider is available with a benefit period up to the younger insured's age 80 or
100. You may choose either expiry date as long as the benefit period is at least ten years.

     In exchange for the guarantee provided by this rider, you must make certain premium payments into your policy. The premium you must pay under this rider is called the "Monthly Guaranteed Minimum Death Benefit (GMDB) premium." You will find it on the Policy Data Page. The monthly GMDB premium may change if you modify your policy or any of the riders attached to your policy. Although this premium is expressed as a monthly premium, you do not need to pay it on a monthly basis. Rather, we will perform a GMDB premium test each month to determine if you have made enough cumulative premium payments to keep the rider in effect.

GMDB PREMIUM TEST (PERFORMED ON EACH MONTHLY DEDUCTION DAY)

    Cumulative                 Cumulative partial                       Cumulative monthly GMDB
     premium payments    less   withdrawals           must be at least   premiums from the Policy Date to
     to date                    to date               equal to           the date the test is performed

     If your policy does not satisfy the GMDB premium test and your policy fails the test by an amount that is more than one monthly GMDB premium, we will notify you that your policy has failed this test. The rider will terminate unless you make a premium payment in an amount necessary to pass the GMDB premium test before the next Monthly Deduction Day. If the rider terminates, we will reinstate it if we receive the required premium payment before the Monthly Deduction Day that follows the date the rider terminated. If the rider terminates during a period when the rider benefit is in effect, your policy will enter the late period and will lapse unless the required payment is made.

     Having this rider affects your ability to take policy loans in the following way:

     (a) If you take a loan during the first two Policy Years, this rider will end.


     (b) After the first two Policy Years, you may take loans within certain limits. On the day you take a loan (or when any unpaid loan interest is charged as an additional loan), the resulting cash surrender value of your policy after accounting for any new or additional loans must be greater than the cumulative monthly GMDB premiums which were required up to the time you take the loan, accumulated at an annual effective interest rate of 6.0% as of that date.


FIRST-TO-DIE MONTHLY DEDUCTION WAIVER RIDER

     If either insured dies while this rider is in effect, we will waive your policy's monthly deductions from cash value for the remainder of the policy. The charges we will waive under this rider are:

     (a) the monthly contract charge;

     (b) the monthly cost of insurance charge for the base policy (not including riders);

     (c) the charge per $1,000 of the initial face amount (not including riders), which only applies during the first three Policy Years;

     (d) any monthly rider charges.


     These deductions are described in more detail under DEDUCTIONS AND CHARGES--DEDUCTIONS FROM CASH VALUE and on the Policy Data Page.


LEVEL FIRST-TO-DIE TERM RIDER

     This rider provides a level term insurance death benefit which we will pay when either insured dies while this rider is in effect. We will only pay the benefit under this rider once, even if both insureds die at the same time.

     You may decrease the face amount of this rider as long as you do not decrease it below the minimum amount we require to issue the rider. You may not increase the face amount of this rider.

LIVING BENEFITS RIDER (ALSO KNOWN AS ACCELERATED BENEFITS RIDER)

     Under this rider, after either insured dies, if the last surviving insured has a life expectancy of twelve months or less, you may request a portion or all of the Policy Proceeds as an accelerated death benefit.

     You may elect to receive an accelerated death benefit of 25%, 50%, 75%, or 100% of certain eligible proceeds from your Policy Proceeds. We will pay you an amount equal to:

  Elected     X    Eligible  X    Interest  -    Administrative fee  -    Elected percentage of an
  percentage       proceeds       factor         (up to $150)             unpaid Policy loan

     Minimum accelerated benefit amount: $25,000.

     Maximum accelerated benefit amount: $250,000 (total for all of your NYLIAC policies).

     If you accelerate less than 100% of the eligible proceeds, the remaining face amount of your policy after we pay this benefit must be at least $100,000.

     When we make a payment under this rider, we will reduce your policy's face amount, rider death benefits, monthly deductions, cash value, and any unpaid policy loan based on the percentage you elected.

                              POLICY SPLIT OPTION

     You may split your policy into two single adjustable life insurance policies that each insure the life of one of the insureds under certain circumstances. You are allowed to make this split within six months after either of the following two dates:

     (1) the date a final divorce decree which terminates the marriage of the insureds has been in effect for six months; or

     (2) the effective date of a change in the federal tax law which results in

          (a) a reduction in the unlimited federal estate tax marital deduction provision (Section 2056 of the Internal Revenue Code), or

          (b) a reduction of at least 50% in the level of estate tax rate from the 1986 Tax Act payable on death.

     You must request a policy split in writing. At the time of the split:

     -- both insureds must be living;

     -- we will not ask for evidence of insurability;

     -- each new policy will be an adjustable life insurance policy which we offer for the purpose of this option and which was available on the Policy Date of your original policy; and

     -- an insurable interest must exist between the owner of each new policy and the insured of that new policy under all applicable laws.

ABOUT YOUR NEW POLICY

     -- The Policy Date and Issue Date of each new policy will be the date when you split the policy.

     -- The policyowner and beneficiary of each new policy will be the same as under the original policy, unless you state otherwise.

     -- We will not assess a fee or surrender charge on a policy that is terminating as a result of a policy split. However, we will apply all fees and charges that generally apply to the type of policy you are splitting your policy into, including a new surrender charge schedule, to each of the new policies that result from the policy split.

     -- The cost of insurance rates for each new policy will be based on the insured's age and sex on the date of the split and most recent underwriting class on the original policy.

     -- The initial premium for each new policy will be one half of the cash value of the original policy less any unpaid loan (including any accrued loan interest).

     -- The face amount of each new policy will equal one half of the original base policy face amount, plus one half of the face amount of any riders on the original policy. The benefits from any Level First-to-Die Term Rider in effect will be excluded from this calculation.

     -- If the original policy has been assigned, each new policy will have the same assignment.


     Splitting your policy may have certain adverse tax consequences. Please read the FEDERAL INCOME TAX CONSIDERATIONS for more details.


                                    PREMIUMS

     Although premium payments are flexible, you may need to make additional premium payments so that the cash surrender value of your policy is sufficient to pay the charges needed to keep your policy in effect. Policies that are maintained at cash surrender values just sufficient to cover fees and charges or that are otherwise minimally funded are more subject to not being able to maintain such cash surrender values because of market fluctuation and other performance related risks. When determining the amount of your planned premium payments, you should consider funding your policy at a level which has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations.


     Premiums are the total dollar amount you pay into your policy. When we receive a premium payment, we deduct the sales expense, state tax, and federal tax charges that apply. The balance of the premium is called the net premium. We apply your net premium to the Investment Divisions and/or the Fixed Account, according to your instructions. For more details on when and how your premiums are applied, see PREMIUMS--PREMIUM ALLOCATION below.

     For purposes of determining whether we require additional underwriting when accepting a premium payment, we divide your premium payments into planned and unplanned premiums.

PLANNED PREMIUM
     When you apply for your policy, you select a premium payment schedule, which indicates the amount and frequency of premium payments you intend to make. The premium amount you select for this schedule is called your "planned premium." It is shown on the Policy Data Page.

-- You may increase or decrease the amount of your planned premium and change the frequency of your payments, within limits.

-- Planned premium payments end on the policy anniversary on which the younger insured is, or would have been, age 100.


-- Your policy will not automatically terminate if you are unable to pay the planned premium. However, payment of your planned premium does not guarantee your policy will remain in effect. Your policy will terminate if the cash surrender value is insufficient to pay the monthly deduction charges or if you have an excess policy loan, and you reach the end of the late period and you have not made the necessary payment. See PREMIUMS--TERMINATION AND PREMIUMS--LATE PERIOD for more details.

UNPLANNED PREMIUM
     An unplanned premium is a payment you make that is not part of the premium payment schedule you choose.

-- While at least one insured is living, you may make unplanned premium payments at any time before the policy anniversary on which the younger insured is, or would have been, age 100. However, if payment of an unplanned premium will cause the Life Insurance Benefit of your policy to increase more than the cash value will increase, both insureds must be living, and we may require proof of insurability before accepting that payment and applying it to your policy.

-- If you exchange another life insurance policy to acquire this policy under
   Section 1035 of the Internal Revenue Code, we will treat the proceeds of that exchange as an unplanned premium.

-- The minimum unplanned premium amount we allow is $50.

-- We may limit the number and amount of any unplanned premium payments.

PREMIUM ALLOCATION

     Except for premium payments you make during the free look period, we apply your net premium, which equals the balance of any planned or unplanned premium payment after we deduct sales expense, state tax, and any federal tax charges that apply, to the Investment Divisions of the Separate Account and/or to the Fixed Account according to the most recent premium allocation election you have given to us. We allocate the net premiums from any premium payments you make during the free look period plus any interest accrued (currently an annual rate of 3%) on the gross premiums to the General Account until the end of the free look period. For more details, see FREE LOOK PERIOD on page 54. When your free look period is over, we will allocate your net premiums according to your instructions. You can change your premium allocation any time you make a premium payment by submitting a revised premium allocation form. The allocation percentages must be in whole numbers.

PAYMENTS RETURNED FOR INSUFFICIENT FUNDS


     If your premium payment is returned for insufficient funds, we reserve the right to reverse the investment options chosen and charge you a $20.00 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as a result of a returned payment. If an electronic (Check-o-Matic) premium withdrawal is returned for insufficient funds for two consecutive months, this privilege to pay by check or electronically will be suspended until you notify us to resume the arrangement, and we agree.


TERMINATION


     If your policy's cash surrender value on any Monthly Deduction Day is less than the monthly deductions from cash value for the next policy month, your policy will continue in the late period for 62 days after that date. If the late period expires without sufficient payment, then we will terminate your policy without any benefits. See PREMIUMS--LATE PERIOD below for more details.


LATE PERIOD

     The late period is the 62 days following the Monthly Deduction Day on which the cash surrender value of your policy is insufficient to pay for monthly deductions from cash value for the next policy month. During this period, you have the opportunity to pay any premium needed to cover any overdue charges. We will mail a notice to your last known address stating this amount. We will also send a copy to the last known assignee, if any, on our records. We will mail these notices at least 31 days before the end of the late period. Your policy remains in effect during the late period. However, if we do not receive the required payment before the end of the late period, we will terminate your policy without any benefits.

     During the late period, we will pay your beneficiary any benefits the beneficiary is entitled to as follows:

     -- If the last surviving insured dies during the late period, we will pay the Policy Proceeds, which we will reduce by the unpaid monthly deductions from cash value for the full policy months from the beginning of the late period through the policy month in which the last surviving insured dies.

     -- If the policy has a First-to-Die Monthly Deduction Waiver Rider and either insured dies while the policy is in the late period, we will approve the waiver claim when you pay all overdue monthly deductions from cash value.

     -- If the policy has a Level First-to-Die Term Rider and either insured dies while the policy is in the late period, we will pay the proceeds due under this rider less any overdue charges for this rider.

REINSTATEMENT OPTION

     You can request that we reinstate your policy if all of these conditions are met:

     -- you make your request within five years after your policy terminated;

     -- both insureds are living (However, we will accept your reinstatement request when only one insured is living, if the other insured died before your policy terminated); and

     -- you have not surrendered your policy for its cash surrender value.


     It is important to realize that a termination and subsequent reinstatement may cause your policy to become a modified endowment contract. Modified endowment contracts are subject to less favorable tax treatment. For more information about modified endowment contracts, see FEDERAL INCOME TAX CONSIDERATIONS--MODIFIED ENDOWMENT CONTRACT STATUS.


     Before we will reinstate your policy, we must receive the following:

     (1) a payment equal to the sum of (a) and (b) where:

        (a) is an amount which is sufficient to keep the policy in effect for at least three months; and

        (b) is 115% of any additional contract charge for a policy that ended during the first Policy Year and is later reinstated. (This additional contract charge is equal to the difference between the monthly contract charge for the first Policy Year and the monthly contract charge for subsequent Policy Years multiplied by the number of Monthly Deduction Days missed during the first Policy Year because the policy was not in effect).

     (2) satisfactory evidence of insurability, if your reinstatement request is more than 31 days after termination.

     The effective date of reinstatement will be the Monthly Deduction Day on or following the date we approve your request. If we reinstate your policy, the face amount for the reinstated policy will be the same as it would have been if the policy had not terminated.

     The cash value of the reinstated policy will be the cash value at the time the policy lapsed less the difference between the surrender charge assessed at the time of the lapse and the surrender charge that applies at the time the policy is reinstated. We will deduct any unpaid loan from this cash value or any unpaid loan can be repaid, together with loan interest up to 6% compounded once each year from the end of the late period to the date of reinstatement.

MATURITY DATE

     Your policy matures on the policy anniversary on which the younger insured is, or would have been, age 100. Beginning on this maturity date, the face amount of your policy, as shown on the Policy Data Page, will no longer apply. Instead, your Life Insurance Benefit will equal the cash value of your policy.

     One year before your policy's maturity date, we will notify you that on your maturity date you may elect either:

     (1) to receive the cash surrender value of your policy; or

     (2) to continue the policy, without having to pay any more monthly contract or cost of insurance charges.

     If you choose to continue the policy, we will continue to assess separate account charges on the cash value left in the Investment Divisions. The federal income tax treatment of a life insurance contract is uncertain after the insured is age 100. See FEDERAL INCOME TAX CONSIDERATIONS--STATUS OF POLICY AFTER INSURED IS AGE 100 for more information.


     If you choose to surrender your policy, you must submit a signed request to Variable Products Service Center at the addresses listed on the front cover of this prospectus (or any other address we indicate to you in writing).

     Please consult your tax advisor regarding the tax implications of these options.

     If your policy is still in effect when the last surviving insured dies, we will pay the Policy Proceeds to the beneficiary.

                                  INVESTMENTS

     Your policy offers a choice of investment options in which you can invest your net premium. You may allocate your net premium (1) to any of the Investment Divisions of the Separate Account, and/or (2) to the Fixed Account. We refer to the Investment Divisions and the Fixed Account as your investment options.

THE SEPARATE ACCOUNT

     NYLIAC Variable Universal Life Separate Account-I is a segregated asset account NYLIAC established to receive and invest your net premiums.

     NYLIAC established the Separate Account on June 4, 1993 under the laws of Delaware, in accordance with the resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940. This registration does not mean that the SEC supervises the management or the investment practices or policies of the Separate Account.

     Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law, cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of our general creditors. The income, capital gains and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account, without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of both the investment performance of NYLIAC's Fixed Account and the performance of any other separate account.


     The Separate Account currently consists of twenty-two Investment Divisions. The Investment Divisions invest exclusively in the corresponding Eligible Portfolios of the Funds. The income, capital gains, and capital losses incurred on the assets of an Investment Division are credited to or are charged against the assets of the Investment Division, without regard to the income, capital gains or capital losses of any other Investment Division. The Investment Divisions of the Separate Account are designed to provide money to pay benefits under your policy, but they do not guarantee a minimum rate of return or protect against asset depreciation. They will fluctuate up and down depending on performance of the Eligible Portfolios.

                            THE ELIGIBLE PORTFOLIOS



     The Eligible Portfolios of each Fund, along with their investment objectives, are listed in the following table. The Funds' prospectuses contain more information about each Eligible Portfolio, including its portfolio manager.




FUND                               ELIGIBLE PORTFOLIOS               INVESTMENT OBJECTIVES
------------------------------------------------------------------------------------------------------
MainStay VP Series Fund, Inc.      MainStay VP Bond                  highest income over the long term
                                                                     consistent with preservation of
                                                                     principal
                                   -------------------------------------------------------------------
                                   MainStay VP Capital Appreciation  long-term growth of capital
                                   -------------------------------------------------------------------
                                   MainStay VP Cash Management       as high a level of current income
                                                                     as is considered consistent with
                                                                     the preservation of capital and
                                                                     liquidity
                                   -------------------------------------------------------------------
                                   MainStay VP Convertible           capital appreciation together
                                                                     with current income
                                   -------------------------------------------------------------------
                                   MainStay VP Government            a high level of current income,
                                                                     consistent with safety of
                                                                     principal
                                   -------------------------------------------------------------------
                                   MainStay VP Growth Equity         long-term growth of capital, with
                                                                     income as a secondary
                                                                     consideration
                                   -------------------------------------------------------------------
                                   MainStay VP High Yield Corporate  maximum current income through
                                   Bond                              investment in a diversified
                                                                     portfolio of high yield, high
                                                                     risk debt securities
                                   -------------------------------------------------------------------
                                   MainStay VP Indexed Equity        investment results that
                                                                     correspond to the total return
                                                                     performance (and reflect
                                                                     reinvestment of dividends) of
                                                                     publicly traded common stocks
                                                                     represented by the S&P 500(R)
                                                                     Index
                                   -------------------------------------------------------------------
                                   MainStay VP International Equity  long-term growth of capital by investing in a portfolio
                                                                     consisting primarily of non-U.S.
                                                                     equity securities
                                   -------------------------------------------------------------------
                                   MainStay VP Total Return          current income consistent with
                                                                     reasonable opportunity for future
                                                                     growth of capital and income
                                   -------------------------------------------------------------------
                                   MainStay VP Value                 maximum long-term total return
                                                                     from a combination of capital
                                                                     growth and income
                                   -------------------------------------------------------------------
                                   MainStay VP American Century      dividend growth, current income
                                   Income & Growth                   and capital appreciation
                                   -------------------------------------------------------------------
                                   MainStay VP Dreyfus Large         capital appreciation
                                   Company Value
                                   -------------------------------------------------------------------
                                   MainStay VP Eagle Asset           growth through long-term capital
                                   Management Growth Equity          appreciation
------------------------------------------------------------------------------------------------------
 The Alger American Fund           Alger American Small              long-term capital appreciation
                                   Capitalization


FUND                               ELIGIBLE PORTFOLIOS               INVESTMENT OBJECTIVES
------------------------------------------------------------------------------------------------------
 Calvert Variable Series, Inc.     Calvert Social Balanced           competitive total return through
                                                                     an actively managed portfolio
                                                                     which offers income and capital
                                                                     growth opportunity and which
                                                                     satisfies investment and social
                                                                     criteria
------------------------------------------------------------------------------------------------------
 Fidelity Variable Insurance       Fidelity VIP Contrafund(R)        long-term capital appreciation
 Products Fund
                                   -------------------------------------------------------------------
                                   Fidelity VIP Equity-Income        reasonable income by investing in
                                                                     income-producing equity
                                                                     securities
------------------------------------------------------------------------------------------------------
 Janus Aspen Series                Janus Aspen Series Balanced       long-term capital growth,
                                                                     consistent with preservation of
                                                                     capital and balanced by current
                                                                     income
------------------------------------------------------------------------------------------------------
                                   Janus Aspen Series Worldwide      long-term growth of capital
                                   Growth                            consistent with the preservation
                                                                     of capital by investing in a
                                                                     diversified portfolio of common
                                                                     stocks of foreign and domestic
                                                                     issuers
------------------------------------------------------------------------------------------------------
 The Universal Institutional       Morgan Stanley UIF Emerging       long-term capital appreciation by
 Funds, Inc.                       Markets Equity                    investing primarily in equity
                                                                     securities of issuers in emerging
                                                                     market countries
------------------------------------------------------------------------------------------------------
 T. Rowe Price Equity Series,      T. Rowe Price Equity Income       substantial dividend income as
 Inc.                                                                well as long-term growth of
                                                                     capital through investments in
                                                                     the common stocks of established
                                                                     companies, paying above average
                                                                     dividends



     "Standard & Poor's," "S&P," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by New York Life Investment Management LLC. The MainStay VP Indexed Equity Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the MainStay VP Indexed Equity Portfolio.


     The Funds' shares may also be available to certain separate accounts we use to fund our variable annuity policies. This is called "mixed funding." Except for the MainStay VP Series Fund, shares of all other Funds may be available to separate accounts of insurance companies that are not affiliated with NYLIAC and, in certain instances, to qualified plans. This is called "shared funding." Although we do not anticipate that any difficulties will result from mixed and shared funding, it is possible that differences in tax treatment and other considerations may cause the interests of owners of various contracts participating in the Funds to be in conflict. The Board of Directors/Trustees of each Fund, each Fund's investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. In the event of a material conflict, we could be required to withdraw from an Eligible Portfolio. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

     We provide certain services to you in connection with investment of premiums and commitment of cash values to the Investment Divisions, which, in turn, invest in the Eligible

Portfolios. These services include, among others, providing information about the Eligible Portfolios. We receive a service fee from the investment advisers or other service providers of some of the Funds in return for providing services of this type. Currently, we receive service fees at annual rates ranging from
 .10% to .25% of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions.



ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS


     We may add, delete or substitute the Eligible Portfolio shares held by any Investment Division, within certain limits. We may eliminate the shares of any of the Eligible Portfolios and substitute shares of another portfolio of a Fund, or of another registered open-end management investment company or other investment vehicles. We may do this if the shares of the Eligible Portfolios are no longer available for investment or, if we decide that investment in an Eligible Portfolio is inappropriate given the purposes of the Separate Account. We will not substitute shares attributable to your interest in an Investment Division until you have been notified of the change, as required by the Investment Company Act of 1940, and we obtain any necessary approvals.

     The Separate Account may purchase other securities for other series or classes of policies, or may convert between series or classes of policies based on your request.

     In the future, we may establish additional investment divisions for the Separate Account. Each additional investment division will purchase shares in a new portfolio of a Fund or in another mutual fund. We may establish new investment divisions and/or eliminate one or more Investment Divisions when marketing, tax, investment or other conditions make it appropriate. We may decide whether or not the new investment divisions will be made available to existing policyowners.

     If we make a substitution or change to the Investment Divisions, we may change your policy to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine the Separate Account with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Accounts, as permitted by law.

REINVESTMENT


     We automatically reinvest all dividends and capital gain distributions from Eligible Portfolios in additional shares of the distributing Portfolio at their net asset value on the date the dividends or distributions are paid.


THE FIXED ACCOUNT

     You may choose to allocate all or part of your net premiums to the Fixed Account.

INTEREST CREDITED ON AMOUNTS IN THE FIXED ACCOUNT

     We will credit any amounts in the Fixed Account with a fixed interest rate which we declare periodically in advance, at our sole discretion. This rate will never be less than an annual rate of 4%. We may credit different interest rates to loaned and unloaned amounts in the Fixed Account. All net premiums applied to, and amounts transferred to, the Fixed

Account receive the loaned amount rate or the unloaned amount rate in effect at that time. Interest accrues daily and is credited on each Monthly Deduction Day.

ASSETS IN THE FIXED ACCOUNT

     The Fixed Account is supported by the assets in our general account, which includes all of our assets except those assets specifically allocated to separate accounts. These assets are subject to the claims of our general creditors. We may invest the assets of the Fixed Account however we choose, within limits. Your interest in the Fixed Account is not registered under the Securities Act of 1933, and the Fixed Account is not registered as an investment company under the Investment Company Act of 1940. Therefore, the Fixed Account and any interests earned in the Fixed Account are generally not subject to these statutes. The staff of the SEC has not reviewed the disclosures in this prospectus relating to the Fixed Account. These disclosures regarding the Fixed Account may, however, be subject to certain applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

TRANSFERS BETWEEN INVESTMENT DIVISIONS AND/OR THE FIXED ACCOUNT

     You may transfer all or part of the cash value of your policy (1) from the Fixed Account to the Investment Divisions of the Separate Account, (2) from the Investment Divisions of the Separate Account to the Fixed Account, or (3) between the Investment Divisions in the Separate Account.

     You may request a transfer, under the following conditions:

     -- Maximum Transfer--There is no limit on the amount you may transfer from one Investment Division to another Investment Division or to the Fixed Account. The maximum amount you may transfer from the Fixed Account to the Investment Divisions during any Policy Year is 10% of the amount in the Fixed Account at the beginning of the Policy Year.

     -- Minimum Transfer--The minimum amount that you may transfer from the Investment Divisions or the Fixed Account is the lesser of (i) $500 or
        (ii) the total amount in the Investment Divisions or the Fixed Account.

     -- Minimum Remaining Value--If a transfer will cause the amount you have in the Investment Divisions or the Fixed Account to be less than $500, we will transfer the entire amount in the Investment Divisions and/or the Fixed Account you have chosen.

     -- Number of Transfers--You may make an unlimited number of transfers from the Investment Divisions of the Separate Account to the Fixed Account within the first two Policy Years. We may limit this type of transfer after the first two Policy Years. You may make an unlimited number of transfers between Investment Divisions each Policy Year. You may make an unlimited number of transfers from the Fixed Account to the Investment Divisions each Policy Year.

     -- Transfer Charge--We may impose a charge up to $30 per transfer for each transfer after the first twelve in any Policy Year. We will not count any transfer made in connection with the Dollar Cost Averaging, Automatic Asset Reallocation and Interest Sweep Options as a transfer toward the twelve transfer limit.

REQUESTING A TRANSFER:

     You can request a transfer in three ways:

     -- submit your request in writing on a form we approve to Variable Products
        Service Center at the addresses listed on the front of this prospectus;

     -- telephone a service representative at 800-598-2019 on business days between the hours of 8:00 a.m. and 4:00 p.m. (Eastern Time); or

     -- request access to an electronic service known as a Voice Response Unit
        (VRU).

     We will use reasonable procedures to make sure that the instructions we receive through the telephone are genuine. Before a service representative accepts any request, he or she will ask the caller for the caller's Social Security Number and address. We will also record all calls.

     You may use the VRU to transfer monies among the Investment Divisions and/or the Fixed Account and change the allocation of future premium payments. You must complete a Telephone Authorization Form to conduct telephone transfers through the VRU. We will assign a personal identification number (PIN) to you. You must properly enter the PIN before we allow any transactions through the VRU. We reserve the right to temporarily discontinue the availability of the VRU.

     We will confirm all telephone transactions in writing. We are not responsible for any loss, cost or expense for any actions we take based on telephone instructions we believe are genuine. Transfer requests received after 4:00 p.m. will be priced as of the next business day. Transfers will be effected at the price next determined after receipt of the transfer request.

DOLLAR COST AVERAGING


     Dollar Cost Averaging is a systematic method of investing which allows you to purchase shares of the Investment Divisions at regular intervals in fixed dollar amounts so that the cost of your shares is averaged over time and over various market cycles. The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Since you transfer the same dollar amount to a given Investment Division on each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure growth or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue to invest during periods of low price levels.


     If you decide to use the Dollar Cost Averaging feature, we will ask you to specify:

     -- the dollar amount you want to have transferred (minimum transfer: $100);

     -- the Investment Division you want to transfer money from;

     -- the Investment Divisions and/or Fixed Account you want to transfer money to;

     -- the date on which you want the transfers to be made, within limits; and

     -- how often you want us to make these transfers, either monthly, quarterly, semi-annually or annually.

     You are not allowed to make Dollar Cost Averaging transfers from the Fixed Account, but you can make Dollar Cost Averaging transfers into the Fixed Account.


     We will make all Dollar Cost Averaging transfers on the date you specify, or on the next business day. You may specify any day of the month with the exception of the 29th, 30th or 31st of a month. We will not process a Dollar Cost Averaging transfer, unless we have received a written request at the Variable Products Service Center at the addresses listed on the cover page of this prospectus. We must receive this request at least one week before the date Dollar Cost Averaging transfers are scheduled to begin.


     The minimum cash value you must have allocated to the Separate Account in order to elect this option is $2,500. We will automatically suspend this feature if the cash value is less than $2,000 on a transfer date. Once the cash value equals or exceeds this amount, the Dollar Cost Averaging transfers will automatically resume as scheduled.

     You may cancel the Dollar Cost Averaging option at any time by written request. You may not elect Dollar Cost Averaging if you have chosen Automatic Asset Reallocation. However, you have the option of alternating between these two policy features.

     This option is available to you at no additional cost.

AUTOMATIC ASSET REALLOCATION

     If you choose the Automatic Asset Reallocation feature, we will automatically reallocate your assets among the Investment Divisions in order to maintain a pre-determined percentage invested in the Investment Division(s) you have selected. For example, you could specify that 50% of the amount you have in the Separate Account be allocated to a particular Investment Division and the other 50% be allocated to another Investment Division. Over time, the variations in each of these Investment Division's investment results would cause this balance to shift. If you elect the Automatic Asset Reallocation feature, we will automatically reallocate the amounts you have in the Separate Account among the various Investment Divisions so that they are invested in the percentages you specify.

     You may choose to schedule the investment reallocations quarterly, semi-annually or annually, but not on a monthly basis. The minimum amount you must have in the Separate Account in order to elect this option is $2,500. We will automatically suspend this feature if the cash value is less than $2,000 on a reallocation date. Once the cash value equals or exceeds this amount, Automatic Asset Reallocation will automatically resume as scheduled. There is no minimum amount which you must allocate among the Investment Divisions under this feature.

     You may cancel the Automatic Asset Reallocation feature at any time by written request. You may not elect Automatic Asset Reallocation if you have chosen Dollar Cost Averaging. However, you have the option of alternating between these two policy features.

     This option is available to you at no additional cost.

INTEREST SWEEP

     You may instruct us to periodically transfer the interest credited to the Fixed Account into the Investment Division(s) you specify. This automatic process is called Interest Sweep. If you choose the Interest Sweep feature, we will ask you to specify:

     -- the date you want this feature to start;

     -- the percentages you want to be transferred to each Investment Division;
        and

     -- how often you want us to make these transfers, either monthly, quarterly, semi-annually or annually.

     We will begin to make Interest Sweep transfers if the amount in the Fixed Account is at least $2,500. You may specify any date that you want us to make these automatic transfers, with the exception of the 29th, 30th or 31st of a month.

     You may not choose the Interest Sweep feature if you have instructed us to allocate any part of your policy expenses to the Fixed Account. If you want to elect the Interest Sweep feature and you want to allocate your expenses, you must allocate your expenses to the MainStay VP Cash Management Investment Division.

     You may request Interest Sweep in addition to either the Dollar Cost Averaging or Automatic Asset Reallocation features. If an Interest Sweep transfer is scheduled for the same day as a Dollar Cost Averaging or Automatic Asset Reallocation transfer, we will process the Interest Sweep transfer first.

     If an Interest Sweep transfer would cause more than 10% of the amount you have in the Fixed Account at the beginning of the Policy Year to be transferred from the Fixed Account, we will not process the transfer and we will suspend the Interest Sweep feature. If the amount you have in the Fixed Account is less than $2,000, we will automatically suspend this feature. Once the amount you have in the Fixed Account equals or exceeds this amount, the Interest Sweep feature will automatically resume as scheduled. You may cancel the Interest Sweep feature at any time by written request.

     This option is available to you at no additional cost.

THIRD PARTY INVESTMENT ADVISORY ARRANGEMENTS

     In some cases, the policy may be sold to policyowners who independently utilize the services of a third party advisor offering asset allocation and/or market timing services. NYLIAC may honor transfer and withdrawal instructions from such asset allocation and market timing services if it has received authorization to do so from the policyowner participating in the service. We do not endorse, approve or recommend such services in any way and you should be aware that fees paid for such services are separate from and in addition to fees paid under the policy.

     Because the amounts associated with some of these transactions may be unusually large, the investment advisers may have difficulty processing the transactions. In addition, execution of such transactions may possibly adversely affect the accumulation values of policyowners who are not utilizing asset allocation or market timing services. Accordingly, NYLIAC reserves the right to not accept transfer instructions which are submitted by any person, asset allocation and/or market timing services on behalf of policyowners.

     We will exercise this right only in accordance with uniform procedures that we may establish from time to time and that will not unfairly discriminate against similarly situated policyowners.

                             DEDUCTIONS AND CHARGES

     We assess certain charges and deductions from your policy as compensation for providing the Life Insurance Benefit under your policy, for providing the benefits under any riders, for administering the policy, for assuming certain risks and for incurring certain expenses in issuing the policy. We deduct four types of charges from your policy:

     -- deductions from premiums,

     -- deductions from cash value,

     -- Separate Account charges, and

     -- Fund charges (deducted by the Funds).


     Additionally, we may assess surrender charges under certain circumstances. See DEDUCTIONS AND CHARGES--SURRENDER CHARGES. The Eligible Portfolios also pay advisory fees and other expenses that are deducted from the Portfolio's assets. As an indirect investor in an Eligible Portfolio, you also bear your portion of those expenses. All other charges are described below.

                       SUMMARY OF DEDUCTIONS AND CHARGES


                                                    CURRENT                 GUARANTEED
                                                    -------                 ----------
   DEDUCTIONS FROM PREMIUMS
     Sales Expense Charge
       Policy Years 1-10                    8% up to Target Premium  9% up to Target Premium
                                            4% over Target Premium   6.5% over Target Premium
       Policy Years 11+                     4% up to Target Premium  6.5% of all premiums
                                            0% over Target Premium
     State Tax Charge                       2%                       may vary
     Federal Tax Charge
       Non-Qualified Policies               1.25%                    may vary
       Qualified Policies                   N/A                      N/A
   DEDUCTIONS FROM CASH VALUE
     Monthly Contract Charge
       Policy Year 1                        $59 per month            $62 per month
       Policy Year 2+                       $ 9 per month            $12 per month
     Charges for Cost of Insurance          based on current rates   based on guaranteed rates
     Charge per $1,000 Initial Face Amount
       Policy Years 1-3                     $0.04/$1,000 per month   $0.04/$1,000 per month
                                            (min $10; max $100)      (min $10; max $100)
       Policy Years 4+                      $0                       $0
     Rider Charges                          vary                     vary
   SEPARATE ACCOUNT CHARGES
     Mortality and Expense Risk Charge      .60%*                    .90%*
     Administrative Charge                  .10%*                    .10%*
   FUND CHARGES                             vary                     vary


   * equal to an annual rate assessed on the average daily net asset value in the Investment Divisions of the Separate Account.

DEDUCTIONS FROM PREMIUMS

     When we receive a premium payment from you, whether planned or unplanned, we will deduct a sales expense charge and a state tax charge. If your policy is a Non-Qualified Policy we will also deduct a federal tax charge.

SALES EXPENSE CHARGE

     We deduct a sales expense charge from each premium you pay to partially cover our expenses for selling the policy to you. The sales expense charge we deduct is a percentage of the premium you pay. This percentage varies depending on whether the total premium you have paid in any given Policy Year is above or below the Target Premium for your policy. The amount of the sales expense charge in a Policy Year is not necessarily related to our actual expenses for that particular year. To the extent that sales expenses are not covered by the sales expense charge and the surrender charge, they will be recovered from NYLIAC surplus, including any amounts derived from the mortality and expense risk charge, the charge for cost of insurance protection or the charge per $1,000 of initial face amount.

TARGET PREMIUM

     When your policy is issued, we determine the initial Target Premium for your policy. Your Target Premium is based on the specific age, sex, and underwriting class combination of the two insureds and the base policy face amount. We use the Target Premium for the purpose of calculating the sales expense charge and the surrender charge. An increase in your Target Premium will generally increase these charges. You can find your initial Target Premium on the Policy Data Page. If you increase or decrease the face amount of your base policy, we will make a corresponding increase or decrease to your Target Premium.

CURRENT SALES EXPENSE CHARGE

     During each of the first ten Policy Years, we expect to deduct a sales expense charge that is currently 8% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we expect to deduct a sales expense charge that is currently 4% from any additional premiums paid in that Policy Year. Beginning in the eleventh Policy Year, we currently expect to deduct a sales expense charge of 4% of any premiums paid up to the Target Premium for a given Policy Year, with no charge for any premiums paid in excess of the Target Premium.

GUARANTEED SALES EXPENSE CHARGE

     We may change the sales expense charge at any time. During each of the first ten Policy Years, we guarantee that any sales expense charge we deduct will never exceed 9% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we will never deduct a sales expense charge of more than 6.5% of any additional premiums paid in that Policy Year. Beginning in the eleventh Policy Year, we guarantee that any sales expense charge will never exceed 6.5% of any premiums paid.

STATE TAX CHARGE

     Some jurisdictions impose a tax on the premiums insurance companies receive from their policyholders. We deduct 2% of each premium payment you make to cover these state taxes. We may increase the amount we deduct as a state tax charge to reflect changes in the law. Our right to increase this charge is limited in some jurisdictions by law.

FEDERAL TAX CHARGE

     The federal government imposes limitations on our ability to deduct certain expenses associated with Non-Qualified Policies. For Non-Qualified Policies, we deduct 1.25% of each premium payment you make to cover the federal tax that results. We do not deduct this charge from Qualified Policies. We may increase the amount we deduct as a federal tax charge to reflect changes in the law.

DEDUCTIONS FROM CASH VALUE

     Each month, we will deduct a monthly contract charge, a cost of insurance charge, and a rider charge for the cost of any additional riders. During the first three Policy Years, we will also deduct a charge per $1,000 of the initial face amount of your policy (not including riders).

     We will deduct these charges from the cash value of your policy on the Monthly Deduction Day. The first Monthly Deduction Day will be the monthly anniversary of your Policy Date on or following the Issue Date. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day.

EXPENSE ALLOCATION

     If you do not provide us with any instructions on how you would like your expenses allocated, we will deduct these charges from the amount in the Investment Divisions and the amount not held as collateral for a loan in the Fixed Account in proportion to these amounts. You may instruct us to deduct the policy's monthly cash value charges first from the MainStay VP Cash Management Investment Division and/or the Fixed Account. If the values in the MainStay VP Cash Management Investment Division and/or the Fixed Account you have chosen are insufficient to pay these charges, we will deduct as much of the charges as possible from these investment options. We will deduct the remainder from the amounts in all of the Investment Divisions and the amount not held as collateral for a loan in the Fixed Account in proportion to the amounts in these investment options.

MONTHLY CONTRACT CHARGE

     On each Monthly Deduction Day, we will deduct a monthly contract charge to cover our costs for providing certain administrative services including premium collection, record keeping, processing claims and communicating to our policyowners.

CURRENT MONTHLY CONTRACT CHARGE

     Currently, we deduct a monthly contract charge of $59 per month from policies in their first Policy Year and we currently expect to deduct $9 per month from policies in later Policy Years.

GUARANTEED MONTHLY CONTRACT CHARGE

     While we may change the monthly contract charge we deduct from your policy at any time, we guarantee that we will never charge you a monthly contract charge that is more than $62 per month during the first Policy Year and $12 per month in later Policy Years.

CHARGE FOR COST OF INSURANCE PROTECTION

     On each Monthly Deduction Day, we will deduct a charge for cost of insurance protection from the cash value of your policy. This charge covers the cost of providing Life Insurance Benefits to you.


     The cost of insurance charge is calculated by adding any applicable flat extra charge (which might apply to certain insureds based on our underwriting) to the monthly cost of insurance rate which applies to the insureds at that time and multiplying the result by the net amount at risk on the Monthly Deduction Day. The net amount at risk is based on the difference between the current Life Insurance Benefit of your policy and the policy's cash value.


     Your cost of insurance charge will vary from month to month depending upon changes in the net amount at risk.

     We base the monthly cost of insurance rate we apply to your policy on our current monthly cost of insurance rates. We may change these rates from time to time. However, the current rates will never be more than the guaranteed maximum rates shown on the Policy Data Page. We base the guaranteed rates on the 1980 Commissioner's Standard Ordinary Mortality Tables appropriate to each Insured's underwriting class if the insureds are a standard underwriting class. We base the guaranteed rates for policies that insure insureds in substandard underwriting classes on different scales. We base the current monthly cost of insurance rates on such factors as the sexes, underwriting classes and issue ages of both insureds and the Policy Year. Changes to the current monthly cost of insurance rates will be based on changes in future expectations of such factors as mortality, investment income, expenses and persistency.

CHARGE PER $1,000 OF INITIAL FACE AMOUNT

     On each Monthly Deduction Day during the first three Policy Years, we will deduct a charge of $0.04 per $1,000 of your policy's initial face amount (not including riders) from your policy's cash value. However, this charge will always be at least $10 per month and will never be more than $100 per month.

RIDER CHARGES


     On each Monthly Deduction Day, we will deduct charges for any optional rider benefits you have chosen from the cash value of your policy.


GUARANTEED MINIMUM DEATH BENEFIT RIDER CHARGE

     If you choose this rider, we will deduct a charge equal to $0.01 per $1000 multiplied by the sum of your policy's face amount and the face or benefit amount of any riders. The face or benefit amount of a rider is the amount that is multiplied by the cost of insurance rate for that rider.

FIRST-TO-DIE MONTHLY DEDUCTION WAIVER RIDER CHARGE

     If you choose this rider, we will deduct a charge based on the present value of the future charges that we estimate may be waived under this rider and the cost of insurance rate for this rider.

LEVEL FIRST-TO-DIE TERM RIDER CHARGE

     If you choose this rider, we will deduct a charge equal to the face amount of this rider multiplied by the cost of insurance rate for this rider.

LIVING BENEFITS RIDER CHARGE

     We do not deduct a charge for this rider until it is exercised.

SEPARATE ACCOUNT CHARGES

     In addition to the deductions from premiums and the deductions from cash value, we will also deduct certain charges from the Separate Account's Investment Divisions. We make these deductions on a daily basis.

MORTALITY AND EXPENSE RISK CHARGE

     We deduct on a daily basis a mortality and expense risk charge from each Investment Division to cover our mortality and expense risk. We assume a mortality risk that the group of lives we have insured under our policies will not live as long as we expected. In addition, we assume an expense risk that the cost of issuing and administering the policies we have sold will be greater than we estimated. We may use any profit derived from this charge for any corporate purpose, including any distribution expenses not covered by the sales expense charge.

CURRENT MORTALITY AND EXPENSE RISK CHARGE

     We currently deduct on a daily basis, a mortality and expense risk charge that is equal to an annual rate of .60% of the average daily net asset value of the Separate Account.

GUARANTEED MORTALITY AND EXPENSE RISK CHARGE

     While we may change the mortality and expense risk charge we deduct, we guarantee that this charge will never be more than an annual rate of .90% of the average daily net asset value of each Investment Division.

ADMINISTRATIVE CHARGE

     We deduct on a daily basis an administrative charge from each Investment Division to cover the cost of providing administrative policy services. We deduct a daily administrative charge that is equal to an annual rate of .10% of the average daily net asset value of the Separate Account to cover these costs. This charge is designed not to produce a profit. We guarantee this charge will not increase.

OTHER CHARGES FOR FEDERAL INCOME TAXES

     We do not currently deduct any charges from the Investment Divisions for federal income taxes attributable to them. We may choose to deduct such a charge in the future in order to provide for any future income tax liability of the Investment Divisions.

FUND CHARGES


     Each Investment Division of the Separate Account purchases shares of the corresponding Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the policy, and they may vary from year to year. These fees and expenses are described in the Funds' prospectuses. The following chart reflects 2000 fees and charges that are provided by the Funds or their agents, which are based on 2000 expenses and may reflect estimated charges:


                                                             MAINSTAY VP    MAINSTAY VP
                                               MAINSTAY VP     CAPITAL         CASH        MAINSTAY VP     MAINSTAY VP
                                                  BOND       APPRECIATION   MANAGEMENT     CONVERTIBLE      GOVERNMENT
                                               -----------   ------------   -----------    -----------     -----------
FUND ANNUAL EXPENSES AFTER REIMBURSEMENT
  (as a % of average net assets for the
    fiscal year ended December 31, 2000)(a)
  Advisory Fees..............................     0.25%         0.36%          0.25%          0.36%           0.30%
  Administration Fees........................     0.20%         0.20%          0.20%          0.20%           0.20%
  Other Expenses.............................     0.06%         0.07%          0.07%          0.10%           0.10%
  Total Fund Annual Expenses.................     0.51%         0.63%          0.52%          0.66%           0.60%

                                                             MAINSTAY VP
                                               MAINSTAY VP   HIGH YIELD    MAINSTAY VP     MAINSTAY VP       MAINSTAY VP
                                                 GROWTH       CORPORATE      INDEXED      INTERNATIONAL         TOTAL
                                                 EQUITY         BOND         EQUITY           EQUITY           RETURN
                                               -----------   -----------   -----------    -------------      -----------
FUND ANNUAL EXPENSES AFTER REIMBURSEMENT
  (as a % of average net assets for the
    fiscal year ended December 31, 2000)(a)
  Advisory Fees..............................     0.25%         0.30%         0.10%           0.60%             0.32%
  Administration Fees........................     0.20%         0.20%         0.20%           0.20%             0.20%
  Other Expenses.............................     0.05%         0.10%         0.07%           0.21%             0.07%
  Total Fund Annual Expenses.................     0.50%         0.60%         0.37%           1.01%             0.59%


                                               MAINSTAY VP
                                                  VALUE
                                               -----------
FUND ANNUAL EXPENSES AFTER REIMBURSEMENT
  (as a % of average net assets for the
    fiscal year ended December 31, 2000)(a)
  Advisory Fees..............................     0.36%
  Administration Fees........................     0.20%
  Other Expenses.............................     0.08%
  Total Fund Annual Expenses.................     0.64%



                                               MAINSTAY VP   MAINSTAY VP    MAINSTAY VP
                                                AMERICAN       DREYFUS      EAGLE ASSET       ALGER
                                                 CENTURY        LARGE       MANAGEMENT       AMERICAN         CALVERT
                                                INCOME &       COMPANY        GROWTH          SMALL            SOCIAL
                                                 GROWTH         VALUE         EQUITY      CAPITALIZATION      BALANCED
                                               -----------   -----------    -----------   --------------      --------
FUND ANNUAL EXPENSES AFTER
  REIMBURSEMENT
  (as a % of average net assets for the
    fiscal year ended December 31, 2000)(a)
  Advisory Fees..............................     0.50%         0.60%          0.50%          0.85%            0.70%
  Administration Fees........................     0.20%         0.20%          0.20%          0.00%            0.00%
  Other Expenses.............................     0.20%         0.21%          0.10%          0.05%            0.18%(b)
  Total Fund Annual Expenses.................     0.90%         1.01%          0.80%          0.90%            0.88%(b)

                                                                                                                  MORGAN
                                                                                                                  STANLEY
                                                                                 JANUS        JANUS ASPEN           UIF
                                                               FIDELITY VIP      ASPEN           SERIES          EMERGING
                                               FIDELITY VIP      EQUITY-        SERIES         WORLDWIDE          MARKETS
                                               CONTRAFUND(R)      INCOME       BALANCED          GROWTH           EQUITY
                                               -------------   ------------    --------       -----------        --------
FUND ANNUAL EXPENSES AFTER
  REIMBURSEMENT
  (as a % of average net assets for the
    fiscal year ended December 31, 2000)(a)
  Advisory Fees..............................      0.57%           0.48%         0.65%           0.65%             1.09%
  Administration Fees........................      0.00%           0.00%         0.00%           0.00%             0.25%
  Other Expenses.............................      0.09%           0.08%         0.01%           0.04%             0.46%
  Total Fund Annual Expenses.................      0.66%(c)        0.56%(c)      0.66%(d)        0.69%(d)          1.80%(e)


                                                 T. ROWE
                                               PRICE EQUITY
                                                  INCOME
                                               ------------
FUND ANNUAL EXPENSES AFTER
  REIMBURSEMENT
  (as a % of average net assets for the
    fiscal year ended December 31, 2000)(a)
  Advisory Fees..............................     0.85%(f)
  Administration Fees........................     0.00%
  Other Expenses.............................     0.00%
  Total Fund Annual Expenses.................     0.85%


------------

(a)The fund or its agents provided the fees and charges which are based on 2000 expenses and may reflect estimated charges, except for Janus. We have not verified the accuracy of the information provided by the Fund or its agents.



(b)"Other Expenses" reflect an indirect fee of 0.02% relating to an offset arrangement with the custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's uninvested cash balances. Net fund operating expenses after reductions for these fees paid indirectly would be 0.86% for the Social Balanced Portfolio. Total expenses have been restated to reflect expenses expected to be incurred in 2001.


(c)Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the funds' expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses.


(d)Expenses are based upon expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the management fee for the Portfolio. All expenses are shown without the effect of any expense offset arrangements.


(e)Morgan Stanley Asset Management has voluntarily waived receipt of its "Advisory Fees" and agreed to reimburse the Portfolio, if necessary, to the extent that the "Total Fund Annual Expenses" of the Portfolio exceed 1.75% of average daily net assets. For purposes of determining the actual amount of the voluntary management fee waiver and/or expense reimbursement, the adviser excludes from total annual operating expenses certain investment related expenses such as foreign country tax expenses and interest expense on borrowing totaling 0.05%. Absent such reductions, it is estimated that "Advisory Fees," "Administration Fees," "Other Expenses" and "Total Fund Annual Expenses" would have been 1.25%, 0.25%, 0.46% and 1.96%, respectively.


(f)The "Advisory Fees" include the ordinary operating expenses of the Fund.

SURRENDER CHARGES

CHARGES IN POLICY YEARS 1-15

     During the first fifteen Policy Years, we will deduct a surrender charge from the cash value of your policy if you:

        - surrender your policy; or

        - decrease the face amount of your policy (including a decrease in the face amount that results from changing the Life Insurance Benefit Option or from a partial withdrawal).


     This surrender charge is in addition to the sales expense charge. The surrender charge we will deduct if you surrender your entire policy (assuming you have not made any changes to your policy) is equal to the percentage shown in the table below multiplied by 20% of your Target Premium for the Policy Year in which you surrender your policy. See DEDUCTIONS FROM PREMIUMS--SALES EXPENSE CHARGE--TARGET PREMIUM for an explanation of Target Premium. The surrender charge we will deduct if you decrease your policy's face amount is described below. Appendix C contains a table of maximum surrender charges that could be assessed under a policy.



     YOUNGER INSURED < ISSUE AGE 85                  YOUNGER INSURED $ ISSUE AGE 85
  ------------------------------------            ------------------------------------
  POLICY YEAR       PERCENTAGE APPLIED            POLICY YEAR       PERCENTAGE APPLIED
  -----------       ------------------            -----------       ------------------
      1-6                  100%                       1-4                  100%
        7                   90%                         5                   80%
        8                   80%                         6                   60%
        9                   70%                         7                   40%
       10                   60%                         8                   20%
       11                   50%                         9+                   0%
       12                   40%
       13                   30%
       14                   20%
       15                   10%
       16+                   0%


     The above percentages apply regardless of the years in which you make premium payments.

Example: Assume that a policy (a) has not had an increase in face amount, (b) has a Target Premium of $12,662.14, (c) is issued when the younger insured is under age 85 and (d) is surrendered in any Policy Year 1 through 6. The surrender charge for the policy would be $2,532.43 (i.e., (20% of $12,662.14) multiplied by 100%).

ADDITIONAL CHARGE ON A SURRENDER IN THE FIRST POLICY YEAR

     If you surrender your policy during the first Policy Year, we will deduct an additional contract charge when you surrender your policy. This additional charge equals the difference between a and b multiplied by c [i.e., (a - b) X c], where:
     a = the monthly contract charge for the first Policy Year;
     b = the monthly contract charge for subsequent Policy Years; and c = the number of Monthly Deduction Days between the day you surrender your policy and the first anniversary of your Policy Date.

SURRENDER CHARGES AFTER FACE AMOUNT INCREASES

     If you increase your policy's face amount (other than an increase that results from a change in your Life Insurance Benefit Option), we will apply a new surrender charge schedule to the amount of the increase in the face amount. This schedule will start on the day we process your request. The original surrender charge schedule will continue to apply to the original face amount of your policy.

     If you have made multiple increases to the face amount of your policy, and later decide to decrease the face amount of your policy or surrender it, we will calculate the surrender charge in the following order:

     1) based on the surrender charge associated with the last increase in face amount;

     2) based on each prior increase, in the reverse order in which the increases occurred; and

     3) based on the initial face amount.

SURRENDER CHARGES ON FACE AMOUNT DECREASES

     If you decrease the face amount of your policy, we will deduct a surrender charge, if applicable. This charge will equal the difference between the surrender charge that we would have charged if you had surrendered your entire policy before the decrease and the surrender charge that we would charge if you surrendered your entire policy after the decrease.

                                              EXAMPLE:
                            --------------------------------------------
                            Face Amount prior to Decrease:     $500,000
                            Amount of Decrease:                $100,000
                            ------------------------           --------
                            Face Amount after Decrease:        $400,000
                            Surrender Charge on Face Amount
                              prior to Decrease ($500,000)     $  1,280
                            Less Surrender Charge on Face
                              Amount after Decrease
                              ($400,000)                       $  1,030
                            ---------------------------------  --------
                            Surrender Charge Deducted          $    250

     We will not impose a surrender charge on a decrease or termination of any rider.

EXCEPTIONS TO SURRENDER CHARGE

     We will not deduct a surrender charge if:

     -- we cancel the policy;

     -- we pay proceeds upon the death of the last surviving insured;

     -- we pay a required Internal Revenue Service minimum distribution; or

     -- you exercise the Policy Split Option.

                                POLICY PROCEEDS

BENEFICIARY

     The beneficiary is the person(s) or entity(ies) you have specified on our records to receive insurance proceeds from your policy.

     -- You name the beneficiary when you apply for the policy.

     -- The beneficiary receives insurance proceeds after the last surviving insured dies, or if there is a Level First-to-Die Term Rider, after either insured dies.

     -- You may elect to have different classes of beneficiaries, such as primary and secondary, where these classes determine the order of payment. You may have more than one beneficiary in a class.

     -- You may name a different beneficiary to receive benefits under a Level
        First-to-Die Term Rider from the beneficiary you name to receive benefits under your base policy.

     -- You may change the beneficiary while at least one insured is living, by writing to Variable Products Service Center at the addresses listed on the front cover of this prospectus (or another address we indicate to you in writing). Generally, the change will take effect on the date you sign the request.

     -- If no beneficiary is living when the last surviving insured dies, we will pay the Policy Proceeds to you or if you are deceased, to your estate, unless you tell us to do otherwise.

WHEN WE PAY PROCEEDS

     If your policy is still in effect, we will pay any cash surrender value, partial withdrawals, loan proceeds, or the Policy Proceeds generally within seven days after we receive all of the necessary requirements at Variable Products Service Center at the addresses listed on the front cover of this prospectus (or any other address we indicate to you in writing).

Situations where payment of proceeds may be delayed:

     -- We may delay payment of any loan proceeds attributable to the Separate
        Account, any partial withdrawal from the Separate Account, the cash surrender value or the Policy Proceeds during any period that:

        a) we are unable to determine the amount to be paid because the New York Stock Exchange is closed (other than customary weekend and holiday closings), trading is restricted by the Securities and Exchange Commission ("SEC"), or the SEC declares that an emergency exists; or

        b) the SEC, by order, permits us to delay payment in order to protect our policyowners.

     -- We may delay payment of any portion of any loan or surrender request, including requests for partial withdrawals, from the Fixed Account for up to six months from the date we receive your request.

     -- We may delay payment of the entire Policy Proceeds if we contest the payment. We investigate all death claims that occur within the two year contestable period. Upon receiving the information from a completed investigation we will make a determination, generally within five days, as to whether the claim should be authorized for payment. Payments are made promptly after authorization.

     We add interest at an annual rate of 3% (or at a higher rate if required by law) if we delay payment of a partial withdrawal or cash surrender value for 30 days or more.

     We add interest to Policy Proceeds from the date of death to the date of payment at the same rate as we pay under the Interest Payment Option (or at a higher rate if required by law).

PAYMENT OPTIONS

     We will pay your Policy Proceeds in one sum unless you choose otherwise. There are three payment options you may choose from: an Interest Accumulation Option, an Interest Payment Option, and a Life Income Option. If any payment under these options is less than $100, we may pay any unpaid amount or present value in one sum.

     Any Policy Proceeds paid in one sum will be paid in cash and bear interest compounded each year from the last surviving insured's death to the date of payment. We set the interest rate each year. This rate will be at least 3% per year (or a higher rate if required by law).

     -- Interest Accumulation Option (Option 1A)
        Under this option, the portion of the Policy Proceeds you choose to keep with us will bear interest each year. You may make withdrawals from this amount at any time in sums of $100 or more. We will pay interest on the sum withdrawn up to the date of the withdrawal.

     -- Interest Payment Option (Option 1B)
        Under this option, we will pay interest on all or part of the Policy Proceeds you choose to keep with us. You elect the frequency of the interest payments we make: once each month, every three months, every six months or each year.

     -- Life Income Option (Option 2)
        Under this option, we make equal monthly payments during the lifetime of the payee or payees. We determine the amount of the monthly payment by applying the Policy Proceeds to the purchase of a corresponding single premium life annuity policy, which is issued when the first payment is due.

       Payments remain the same and are guaranteed for ten years, even if the specified payee dies sooner.

       Payments are based on an adjusted annuity premium rate in effect at the time the annuity policy is issued. This rate will not be less than the corresponding minimum amount shown in the Option 2 table found in your policy. These minimum amounts are based on the 1983 Table "a" with Projection Scale G and with interest compounded each year at 3%.

        If you ask us, we will send you a statement of the minimum amount due with respect to each monthly payment in writing. The minimum is based on the sex and adjusted age of the payee(s). To find the adjusted age in the year the first payment is due, we increase or decrease the payee's age at that time, as follows:

1997-2005      2006-2015      2016-2025      2026-2035      2036 AND LATER
---------      ---------      ---------      ---------      --------------
   +1              0             -1             -2                -3

Electing or changing a payment option:

     While at least one of the insureds is living, you can elect or change your payment option. You can also elect or change one or more of the beneficiaries who will be the payee(s) under that option.

     After the last surviving insured dies, any person who is entitled to receive Policy Proceeds in one sum (other than an assignee) can elect a payment option and name payees. The person who elects a payment option can also name one or more successor payees to receive any amount remaining at the death of the payees. Naming these payees cancels any prior choice of successor payees. A payee who did not elect the payment option has the right to advance or assign payments, take the payments in one sum, change the payment option, or make any other change, only if the person who elects the payment option notifies us in writing and we agree.

PAYEES

     You can only name individuals who are able to receive payments on their own behalf as payees or successor payees, unless we agree otherwise. We may require proof of the age of the payee or proof that the payee is living. If we still have an unpaid amount, or there are some payments which still need to be made when the last surviving payee dies, we will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee's estate. We will make this payment in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.
                          ADDITIONAL POLICY PROVISIONS

LIMITS ON OUR RIGHTS TO CHALLENGE YOUR POLICY

     Generally, we must bring any legal action contesting the validity of your policy within two years of the Issue Date, including any action taken to contest a face increase as a result of a change in the Life Insurance Benefit Option. For any increase(s) in face amount other than one due to a change in the Life Insurance Benefit Option, this two year period begins on the effective date of the increase.

SUICIDE

     While your policy is in effect:

     -- If the death of the first insured who dies is a result of suicide within two years of the Issue Date, your policy will continue to be in effect on the last surviving insured.

     -- If the suicide of both insureds occurs at the same time, or if the suicide of the last surviving insured occurs within two years of the Issue Date, we will pay a limited life insurance benefit in one sum to the beneficiary. The limited life insurance benefit is the total amount of premiums, less any outstanding loans (including accrued loan interest) and/or amounts withdrawn. If the suicide(s) occurs within two years of the effective date of a face amount increase, we will also pay the limited life insurance benefit, or, if the limited life insurance benefit is not payable, the monthly deductions from cash value made for that increase.

MISSTATEMENT OF AGE OR SEX

     If the policy application misstates either or both of the insured's age or sex, we will adjust the cash value, the cash surrender value, and the Life Insurance Benefit to reflect the correct ages and sexes. We will adjust the Policy Proceeds provided by your policy based on the most recent mortality charge for the correct dates of birth or correct sexes.

ASSIGNMENT


     You may assign a Non-Qualified Policy as collateral for a loan or other obligation. In order for this assignment to be binding on us, we must receive a signed copy of it at the Variable Products Service Center at either of the addresses listed on the front cover of this prospectus (or any other location we indicate to you in writing). We are not responsible for the validity of any assignment. If your policy is a modified endowment contract, assigning your policy may result in taxable income to you. For more information, see FEDERAL INCOME TAX CONSIDERATIONS. You may not assign Qualified Policies.

                                   FREE LOOK

     You have a right to cancel your policy, within certain limits. Under the free look provision of your policy, you generally have twenty days after you receive your policy to return the policy to us and receive a refund. You may cancel increases in the face amount of your policy under the same time limits.


     If you cancel your policy, we will pay you the greater of your policy's cash value on the date you return the policy or the total premium payments you have made, less any loans and any partial withdrawals you have taken. We will allocate premium payments you make with your application or during the free look period plus any interest accrued (currently 3% annually) to the General Account until 20 days after issue.


     If you cancel an increase in face amount of your policy, we will refund the premium payments you have paid in excess of the planned premiums which are allocated to the increase in accordance with the surrender charge provision, less any part of the excess premium payments which we have already paid you.

     You may return the policy to Variable Product Services at the addresses listed on the front cover of this prospectus or you may return it to any of our agency offices or to the registered representative who sold you the policy.

                               EXCHANGE PRIVILEGE

     Within the first twenty four months after the Issue Date of your policy, if you decide you do not want to own a variable policy, you may either (1) transfer all of the amounts you have invested in the Investment Divisions to the Fixed Account of your policy or (2) exchange your policy for a new fixed premium survivorship permanent plan of life insurance that we (or one of our affiliates) offer for this purpose. The new policy will have the same policy date, issue age, risk classification and initial face amount as your original policy, but will not offer variable investment options such as the Investment Divisions.

     In order to exchange your policy:

     -- your policy must be in effect on the date of the exchange;

     -- you must repay any unpaid loan (including any accrued loan interest);
        and

     -- you must submit a proper written request.

     We will process your request for an exchange on the later of: (a) the date you send in your written request along with your policy or (b) the date we receive the necessary payment for your exchange at Variable Products Service Center at the addresses listed on the front cover of this prospectus (or any other location we indicate to you in writing). The exchange will be effective on the later of these two dates. We will require you to make any adjustment to the premiums and cash values of your policy and the new policy, if necessary.

     When you exchange your policy, all riders and benefits on that policy will end, unless required by law. The new policy will have the same Issue Date, issue ages, and risk classifications as your original policy.

     During the first two years after any increase in the face amount of your policy you have the right to transfer amounts attributable to this increase from the Investment Divisions to the Fixed Account. The maximum amount you may request as a transfer from the Separate Account to the Fixed Account during this two year period is the lesser of the premium payments you made after you increased your policy's face amount which are attributable to the increase in face amount and the amount in the Separate Account.
              ADDITIONAL PROVISIONS REGARDING THE SEPARATE ACCOUNT

YOUR VOTING RIGHTS

     We will vote the shares that the Investment Divisions of the Separate Account hold in the Funds at any regular and special shareholder meetings of the Funds. We will vote these shares according to the instructions we receive from our policyholders who have invested their premiums in Investment Divisions that invest in the Fund. However, if the law changes to allow us to vote the shares in our own right, we may decide to do so.

     While your policy is in effect, you hold a voting interest in each Investment Division that you have amounts invested in. The number of votes you are entitled to will be determined by dividing the cash value of your policy in an Investment Division by the net asset value per share for the Eligible Portfolio underlying that Investment Division.

     We will determine the number of votes you are entitled to on the date established by the underlying Fund for determining shareholders that are eligible to vote at the meeting of the relevant Fund. We will send you written voting instructions prior to the meeting according to the procedures established by the Fund. We will send proxy material, reports and other materials relating to the Fund to each person having a voting interest.

     We will vote the Fund shares for which we do not receive timely instructions in the same proportion as the shares for which we receive voting instructions in a timely manner. We will use voting instructions to abstain from voting on an item to reduce the number of votes eligible to be cast.

OUR RIGHTS

     We may take certain actions relating to our operations and the operations of the Separate Account. We will take these actions in accordance with applicable laws (including obtaining any required approval of the SEC and any other required regulatory approvals). If necessary, we will seek approval by our policyowners.

     Specifically, we reserve the right to:

     -- add or remove any Investment Division;

     -- create new separate accounts;

     -- combine the Separate Account with one or more other separate accounts;

     -- operate the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law;

     -- deregister the Separate Account under the Investment Company Act of
        1940;

     -- manage the Separate Account under the direction of a committee or discharge such committee at any time;

     -- transfer the assets of the Separate Account to one or more other separate accounts; and

     -- restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account.

     We may also change the name of the Separate Account.
                       FEDERAL INCOME TAX CONSIDERATIONS

OUR INTENT

     Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.

     The discussion in this section is based on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). We have not included any information about applicable state or other tax laws. Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations or interpretations.

     The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the beneficiary depends upon NYLIAC's tax status, upon the terms of the policy and upon your circumstances.

TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

     NYLIAC is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. The Separate Account is not a separate taxable entity from NYLIAC and we take its operations into account in determining NYLIAC's income tax liability. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy cash values and are automatically applied to increase the book reserves associated with the policies. Under existing Federal income tax law, neither the investment income nor any net capital gains of the Separate Account, are taxed to NYLIAC to the extent those items are applied to increase reserves associated with the policies.

CHARGES FOR TAXES

     We impose a federal tax charge on Non-Qualified Policies equal to 1.25% of premiums received under the policy to compensate us for taxes we have to pay under Section 848 of the Internal Revenue Code in connection with our receipt of premiums under Non-Qualified Policies. No other charge is currently made to the Separate Account for our federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our Federal income taxes that are attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account, we may impose a charge for the policy's share of NYLIAC's federal income taxes attributable to the Fixed Account.

     Under current laws, we may incur state or local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies. We may increase the federal tax charge if the government increases this tax liability.

DIVERSIFICATION STANDARDS AND CONTROL ISSUES

     In addition to other requirements imposed by the Internal Revenue Code, a policy will qualify as life insurance under the Internal Revenue Code only if the diversification requirements of Internal Revenue Code Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with Internal Revenue Code Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account's assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a "look through" rule, we are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolio. Each of the Funds have committed to us that the Eligible Portfolios will meet the diversification requirements.

     The Internal Revenue Service has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policyowner's gross income. In connection with its issuance of temporary regulations under Internal Revenue Code Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular investment divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the Internal Revenue Service in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy cash values. These differences could result in your being treated as the owner of your policy's pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy, as deemed appropriate by us, to attempt to prevent you from being considered the owner of your policy's pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio's investment objective or investment policies.

LIFE INSURANCE STATUS OF POLICY

     We believe that the policy meets the statutory definition of life insurance under Internal Revenue Code Section 7702 and that you and the beneficiary of your policy will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, we believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the beneficiary subject to the terms and conditions of Section 101(a)(1) of the Internal Revenue Code. Pursuant to
Section 101(g) of the Internal Revenue Code, amounts received by the policyowner may also be excludable from the policyowner's gross income when either insured has a terminal illness. (Life insurance benefits under a "modified endowment contract" as discussed below are treated in the same manner as life insurance benefits under life insurance policies that are not so classified.)

     In addition, unless the policy is a "modified endowment contract," in which case the receipt of any loan under the policy may result in recognition of income to the policyowner, we believe that the policyowner will not be deemed to be in constructive receipt of the cash values, including increments thereon, under the policy until proceeds of the policy are received upon a surrender of the policy or a partial withdrawal.

     The area of the tax law relating to the definition of life insurance does not explicitly address all of the facts that are relevant for the policies (including, for example, the treatment of substandard risk policies, policies with term insurance on the Insureds, and certain tax requirements relating to joint survivorship life insurance policies). We reserve the right to make changes to the policy if we think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.

MODIFIED ENDOWMENT CONTRACT STATUS

     Internal Revenue Code Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies, as described below. Taxation of pre-death distributions from policies that are classified as modified endowment contracts and that are entered into on or after June 21, 1988 is somewhat different, as described below.

     A life insurance policy becomes a "modified endowment contract" if, at any time during the first seven years, the sum of actual premiums paid exceeds the sum of the "seven-pay premium." Generally, the "seven-pay premium" is the level annual premium, such that if paid for each of the first seven years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the "seven-pay premiums" were $1,000, the maximum premiums that could be paid during the first seven years to avoid "modified endowment" treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premiums paid during each of the policy's first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the 7-pay test.

     Certain changes in the terms of a policy including a reduction in life insurance benefits will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. In addition, if a "material change" occurs at any time while the policy is in force, a new 7-pay test period will start and the policy will need to be retested to determine whether it continues to meet the 7-pay test. A "material change" generally includes increases in life insurance benefits, but does not include an increase in life insurance benefits which is attributable to the payment of premiums necessary to fund the lowest level of life insurance benefits payable during the first seven policy years, or which is attributable to the crediting of interest with respect to such premiums.

     Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.

     If a policy fails the 7-pay test, all distributions (including loans) occurring in the policy year of failure and thereafter will be subject to the rules for modified endowment contracts.

A recapture provision also applies to loans and distributions that are received in anticipation of failing the 7-pay test. Under the Internal Revenue Code, any distribution or loan made within two Policy Years prior to the date that a policy fails the 7-pay test is considered to have been made in anticipation of the failure.


STATUS OF POLICY AFTER INSURED IS AGE 100



     The policy provides that beginning on the policy anniversary on which the Insured is age 100, the Face Amount, as shown on page 2 of the policy, will no longer apply. Instead, the death benefit under the policy will equal the Cash Value. The Internal Revenue Service has not issued any guidance on the status of a life insurance policy after the insured becomes age 100. There is a risk that the policy may not qualify as life insurance under the federal tax law after the insured becomes age 100 and that the owner may become subject to adverse tax consequences at that time. For this reason, a tax advisor should be consulted before the owner chooses to continue the policy after the insured becomes age 100.


POLICY SURRENDERS AND PARTIAL WITHDRAWALS

     Upon a full surrender of a policy for its cash surrender value, you will recognize ordinary income for federal tax purposes to the extent that the cash value less surrender charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from your policy will depend upon whether the partial withdrawal results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract.

     If your policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the Internal Revenue Code prescribes a formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in face amount or a partial withdrawal. In addition, any amounts distributed under a "modified endowment contract" (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. In general, the amount that may be subject to tax is the excess of the cash value (both loaned and unloaned) over the previously unrecovered premiums paid.

     For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the Internal Revenue Code requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

     If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial withdrawal or a loan), it may also be subject to a 10% penalty tax under Internal Revenue Code Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer's becoming disabled; or
(iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer.

POLICY LOANS AND INTEREST DEDUCTIONS

     We believe that under current law any loan received under your policy will be treated as policy debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% tax.

     Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a Policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.

     In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the cash surrender value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income.

CORPORATE OWNERS

     If you are a corporation, ownership of a policy may affect your exposure to the corporate alternative minimum tax. If you intend to use the policies to fund deferred compensation arrangements, you should consider the tax consequences of these arrangements. You should consult your tax advisors on these matters.

EXCHANGES OR ASSIGNMENTS OF POLICIES

     If you change the policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of the policy may result in taxable income to you. Further, Internal Revenue Code Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the life insurance benefit which is equal to the total consideration paid for the policy may be excluded from gross income. For complete information with respect to policy assignments and exchanges, a qualified tax advisor should be consulted.

REASONABLENESS REQUIREMENT FOR CHARGES

     Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a policy qualifies as life insurance for federal income tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid. The Treasury Department has issued proposed regulations and is expected to promulgate temporary or final regulations governing reasonableness standards for mortality charges. Under the proposed regulations, the standards applicable to joint survivor life insurance policies are not entirely clear. While we believe under Internal Revenue Service pronouncements currently in effect that the mortality costs and other expenses used in making calculations to determine whether your policy qualifies as life insurance meet the current requirements, we cannot assure you that the Internal Revenue Service would necessarily agree. It is possible that future regulations will contain standards that would require us to modify the mortality charges used for the purposes of the calculations in order to attempt to retain the qualification of your policy as life insurance for federal income tax purposes, and we reserve the right to make any such modifications.

LIVING BENEFITS RIDER (ALSO KNOWN AS ACCELERATED BENEFITS RIDER)

     A Living Benefits Rider is available in connection with the policy. Amounts received under this rider will generally be excludable from your gross income under Section 101(g) of the Internal Revenue Code. The exclusion from gross income will not apply, however, if you are not one of the insureds or if you do not have an insurable interest in the life of the surviving insured either because the surviving insured is your director, officer or employee or because the surviving insured has a financial interest in a business of yours.

     In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of "life insurance contract" under the Internal Revenue Code. We reserve the right (but we are not obligated) to modify the rider to conform with requirements the Internal Revenue Service may enact.

POLICY SPLIT OPTION

     This option permits a policy to be split into two individual policies. A policy split could have adverse tax consequences. The Internal Revenue Service has ruled privately that where the insured or insureds of an insurance policy that is exchanged for a new policy are not identical to the insured or insureds of the new policy, the exchange is taxable.

OTHER TAX ISSUES

     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each policyowner or beneficiary.

QUALIFIED PLANS

     The policies are intended to be used with plans qualified under Section 401(a) of the Internal Revenue Code. While these plans include profit sharing plans, 401(k) plans, money purchase pension plans and defined benefit plans, purchasers of these Policies should seek competent legal and tax advice regarding the suitability of these Policies for all types of plans qualified under Section 401(a). Generally, employer contributions to plans qualified under
Section 401(a) and earnings thereon are not taxed to participants until distributed in accordance with plan provisions.

WITHHOLDING

     Under Section 3405 of the Internal Revenue Code, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. You can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number has not been furnished to us, or where the Internal Revenue Service has notified us that a tax identification number is incorrect.

     Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.
                                  ABOUT NYLIAC

     NYLIAC is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in this prospectus, NYLIAC offers other life insurance policies and annuities. NYLIAC's financial statements are also included in this prospectus. NYLIAC's principal business address is 51 Madison Avenue, New York, New York 10010.


     NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), a mutual life insurance company founded in New York in 1845. NYLIAC had total assets amounting to $38.39 billion at the end of 2000. New York Life has invested in NYLIAC, and will, occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.


PERFORMANCE CALCULATIONS

     From time to time, we may advertise the performance of the Investment Divisions. These performance figures do not include contract charges such as the policy service fee, sales expense charge, tax charges, cost of insurance, rider charges, and surrender charges.

     Performance data for the Investment Divisions may be compared, in advertisements, sales literature and reports to shareholders, to: (i) the investment returns on various mutual funds, stocks, bonds, certificates of deposit, tax free bonds, or common stock and bond indexes; and (ii) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria.

     Reports and promotional literature may also contain the ratings New York Life and NYLIAC have received from independent rating agencies. New York Life and NYLIAC are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies:
A.M. Best and Moody's (for financial stability and strength) and Standard and Poor's and Duff & Phelps (for claims paying ability). However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

     We may also advertise a hypothetical illustration of policy values, including all contract charges.


DIRECTORS AND PRINCIPAL OFFICERS OF NYLIAC*



DIRECTORS                                   POSITIONS DURING LAST FIVE YEARS:
Seymour Sternberg.........................  Chairman of the Board, Chief Executive Officer and
                                            President of New York Life from April 1997 to date,
                                            President and Chief Operating Officer from October
                                            1995 to April 1997. President of NYLIAC from November
                                            1995 to May 1997.
Gary G. Benanav...........................  Vice Chairman of New York Life from November 1999 to date, Executive Vice President from 1997 to November
                                            1999, Chairman and Chief Executive Officer of New
                                            York Life International from December 1997 to date.
                                            Executive Vice President and Chairman of Taiwan
                                            Branch of NYLIAC from May 1998 to date. President of
                                            Aeris Ventures, LLC from January to December, 1997.
                                            Prior thereto, Executive Vice President of Aetna Life
                                            and Casualty Company.
Richard M. Kernan, Jr.....................  Executive Vice President and Chief Investment Officer
                                            of New York Life from March 1991 to date. President
                                            of NYLIAC from May 1997 to date, Executive Vice
                                            President from November 1995 to May 1997.
Frederick J. Sievert......................  Vice Chairman of New York Life from January 1997 to date, Executive Vice President from February 1995 to
                                            January 1997. President of NYLIAC from May 1997 to
                                            date, Executive Vice President from November 1995 to
                                            May 1997.
George J. Trapp...........................  Executive Vice President of New York Life from June
                                            1995 to date, Corporate Secretary from November 1995
                                            to date. Member of the Executive Management Committee
                                            of New York Life since 1994.

Phillip J. Hildebrand.....................  Executive Vice President of New York Life from March
                                            1999 to date; Senior Vice President in charge of the
                                            Agency Department of New York Life from 1996 to March
                                            1999. Executive Vice President of NYLIAC from June
                                            1999 to date; prior thereto, Senior Vice President
                                            from January 1997. Managing Partner of Dallas General
                                            Office of New York Life from 1994 to 1996.
Howard I. Atkins..........................  Executive Vice President and Chief Financial Officer
                                            of New York Life and NYLIAC from April 1996 to date;
                                            Chief Financial Officer of Midlantic Corporation
                                            prior thereto.
Robert D. Rock............................  Senior Vice President in charge of the Individual
                                            Annuity Department of New York Life from February
                                            1991 to date. Senior Vice President of NYLIAC from
                                            April 1992 to date.
Frank M. Boccio...........................  Senior Vice President in charge of Individual Policy
                                            Services Department of New York Life from July 1995
                                            to date.
Michael G. Gallo..........................  Senior Vice President in charge of the Individual
                                            Life Department of New York Life from July 1995 to
                                            date. Senior Vice President of NYLIAC from August
                                            1995 to date.
Solomon Goldfinger........................  Senior Vice President and Chief Financial Officer in
                                            charge of the Financial Management Department of New
                                            York Life from July 1995 to date. Senior Vice
                                            President of NYLIAC from April 1992 to date.
OFFICERS:
Jay S. Calhoun, III.......................  Senior Vice President and Treasurer of New York Life
                                            from May 1989 to date. Senior Vice President and
                                            Treasurer of NYLIAC from May 1997 to date; Vice
                                            President and Treasurer from January 1993 to May
                                            1997.

Gary E. Wendlandt.........................  Executive Vice President in charge of the Asset
                                            Management business of New York Life from May 1999 to
                                            date. Executive Vice President of NYLIAC from March
                                            2000 to date; Chief Executive Officer of New York
                                            Life Investment Management from December 1999 to
                                            date, Chairman from March 2000 to date. Executive
                                            Vice President and Chief Investment Officer of
                                            MassMutual Life Insurance Company, June 1992 to April
                                            1999.
Richard C. Schwartz.......................  Senior Vice President of New York Life from March
                                            1998 to date; prior thereto, Vice President from
                                            1993. Vice President of NYLIAC from March 2000 to
                                            date.
John A. Cullen............................  Vice President and Deputy Controller of New York Life
                                            from November 1999 to date; Vice President prior
                                            thereto. Vice President and Controller of NYLIAC from
                                            December 1999 to date; Vice President and Assistant
                                            Controller prior thereto.
Frank J. Ollari...........................  Senior Vice President in charge of the Mortgage
                                            Finance Department of New York Life from October 1989
                                            to date. Senior Vice President of NYLIAC from April
                                            1992 to date.
Joel M. Steinberg.........................  Vice President and Actuary of New York Life from
                                            March 1998 to date; Corporate Vice President and
                                            Actuary from March 1996 to March 1998; Actuary prior
                                            thereto. Vice President and Actuary of NYLIAC from
                                            February 1998 to date.
Stephen N. Steinig........................  Senior Vice President and Chief Actuary of New York
                                            Life from February 1994 to date. Senior Vice
                                            President and Chief Actuary of NYLIAC from May 1991
                                            to date.



* Principal business address is 51 Madison Avenue, New York, New York 10010.


                              RECORDS AND REPORTS



     New York Life or NYLIAC maintains all records and accounts relating to the Separate Account and the Fixed Account. Each year we will mail you a report showing the cash value, cash surrender value and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing this same information as of the end of the previous quarter. This quarterly statement reports transactions that you have requested or authorized. Please review it carefully. If you believe it contains an error, we must be notified within 15 days of the date of the statement.

In addition to these reports, you may request an illustration of your policy at any time by contacting your registered representative.


     Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody's Investor's Services Inc. and Standard and Poor's. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

                           SALES AND OTHER AGREEMENTS

     NYLIFE Distributors Inc., ("NYLIFE Distributors") 51 Madison Avenue, New York, New York 10010, is the principal underwriter and the distributor of the Policies and is an indirect wholly-owned subsidiary of New York Life. The commissions paid to registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors during a policy's first Policy Year will not exceed 50% of the premiums paid up to a policy's Target Premium (8.0% in the second and subsequent Policy Years) plus 3.5% of premiums paid in excess of such amount. Commissions in excess of the percentage payable on renewal premiums are available for premiums paid in connection with most increases in a policy's face amount. Registered representatives who meet certain productivity standards and/or participate in certain programs may receive additional compensation. From time to time, NYLIFE Distributors may have or enter into a special arrangement with a broker-dealer, which provides for the payment of higher commissions to such broker-dealer in connection with sales of the policies.
                               LEGAL PROCEEDINGS


     NYLIAC is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities, employment and benefits and/or other operations, including actions involving retail sales practices. Many of these actions also seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved as a party in various governmental, administrative, and investigative proceedings and inquiries.


     Given the uncertain nature of litigation and regulatory inquiries, the outcome cannot be predicted. NYLIAC nevertheless believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.
                                    EXPERTS


     The financial statements of NYLIAC as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 included in this prospectus have been so included in reliance on the report (which includes an explanatory paragraph relating to a change in its method of accounting for the cost of computer software developed or obtained for internal use as described in
Note 2 to the financial statements) of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

     The financial statements of the Separate Account as of December 31, 2000 and for each of the three years in the period ended December 31, 2000 included in this prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.



     Jill Melis, Actuary, has examined actuarial matters in this prospectus. We have filed an opinion on actuarial matters as an exhibit to the registration statements we filed with the SEC.

                              FINANCIAL STATEMENTS


     We have included in this prospectus the audited financial statements of NYLIAC (including the auditor's report) for the fiscal years ended December 31, 2000, 1999 and 1998 and of the Separate Account (including the auditor's report) for the years ended December 31, 2000, 1999 and 1998. You should consider the financial statements of NYLIAC as bearing only upon the ability of NYLIAC to meet its obligations under the policy.

                              FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2000

                                                    MAINSTAY VP      MAINSTAY VP
                                                      CAPITAL            CASH         MAINSTAY VP      MAINSTAY VP
                                                    APPRECIATION      MANAGEMENT      CONVERTIBLE       GOVERNMENT
                                                   ----------------------------------------------------------------
ASSETS:
  Investment at net asset value..................   $241,785,130     $ 44,041,642     $  7,517,365     $  4,325,405
LIABILITIES:
  Liability to New York Life Insurance and
    Annuity Corporation for mortality and expense
    risk and administrative charges..............        378,836           48,738           10,561            7,343
                                                    ------------     ------------     ------------     ------------
      Total equity...............................   $241,406,294     $ 43,992,904     $  7,506,804     $  4,318,062
                                                    ============     ============     ============     ============
TOTAL EQUITY REPRESENTED BY:
  Equity of Policyowners:
    VUL and SVUL policies........................   $225,952,474     $ 40,728,999     $  4,814,987     $  4,168,325
    VUL 2000 policies............................     15,453,820        3,263,905        2,691,817          149,737
                                                    ------------     ------------     ------------     ------------
      Total equity...............................   $241,406,294     $ 43,992,904     $  7,506,804     $  4,318,062
                                                    ============     ============     ============     ============
    VUL and SVUL variable accumulation unit
      value......................................   $      28.70     $       1.35     $      16.30     $      14.70
                                                    ============     ============     ============     ============
    VUL 2000 variable accumulation unit value....   $      10.76     $       1.06     $      11.36     $      11.22
                                                    ============     ============     ============     ============
Identified Cost of Investment....................   $274,136,796     $ 44,041,657     $  8,463,798     $  4,303,163
                                                    ============     ============     ============     ============

                                                    MAINSTAY VP
                                                      AMERICAN       MAINSTAY VP      MAINSTAY VP         ALGER
                                                      CENTURY       DREYFUS LARGE     EAGLE ASSET        AMERICAN
                                                      INCOME &         COMPANY         MANAGEMENT         SMALL
                                                       GROWTH           VALUE        GROWTH EQUITY    CAPITALIZATION
                                                   ----------------------------------------------------------------
ASSETS:
  Investment at net asset value..................   $  1,138,702     $    633,552     $  5,101,956     $ 15,949,628
LIABILITIES:
  Liability to New York Life Insurance and
    Annuity Corporation for mortality and expense
    risk and administrative charges..............          1,390              646            5,553           32,670
                                                    ------------     ------------     ------------     ------------
      Total equity...............................   $  1,137,312     $    632,906     $  5,096,403     $ 15,916,958
                                                    ============     ============     ============     ============
TOTAL EQUITY REPRESENTED BY:
  Equity of Policyowners:
    VUL and SVUL policies........................   $    376,779     $     72,439     $  1,966,829     $ 12,193,189
    VUL 2000 policies............................        760,533          560,467        3,129,574        3,723,769
                                                    ------------     ------------     ------------     ------------
      Total equity...............................   $  1,137,312     $    632,906     $  5,096,403     $ 15,916,958
                                                    ============     ============     ============     ============
    VUL and SVUL variable accumulation unit
      value......................................   $       9.40     $      10.36     $       9.25     $      12.62
                                                    ============     ============     ============     ============
    VUL 2000 variable accumulation unit value....   $       9.71     $      10.96     $      12.45     $       9.46
                                                    ============     ============     ============     ============
Identified Cost of Investment....................   $  1,221,812     $    618,210     $  6,336,012     $ 15,736,357
                                                    ============     ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

     MAINSTAY VP      MAINSTAY VP      MAINSTAY VP                                         MAINSTAY VP       MAINSTAY VP
      HIGH YIELD     INTERNATIONAL        TOTAL         MAINSTAY VP      MAINSTAY VP          GROWTH           INDEXED
    CORPORATE BOND       EQUITY           RETURN           VALUE             BOND             EQUITY            EQUITY
    -----------------------------------------------------------------------------------------------------------------
     $ 27,805,139     $  6,910,885     $ 49,255,044     $ 34,513,307     $  9,238,684      $ 77,231,015      $135,144,561
           46,335           11,069           80,433           60,748           15,794           123,829           221,618
     ------------     ------------     ------------     ------------     ------------      ------------      ------------
     $ 27,758,804     $  6,899,816     $ 49,174,611     $ 34,452,559     $  9,222,890      $ 77,107,186      $134,922,943
     ============     ============     ============     ============     ============      ============      ============
     $ 26,361,139     $  6,249,952     $ 46,996,939     $ 33,582,399     $  8,625,996      $ 69,703,863      $120,722,434
        1,397,665          649,864        2,177,672          870,160          596,894         7,403,323        14,200,509
     ------------     ------------     ------------     ------------     ------------      ------------      ------------
     $ 27,758,804     $  6,899,816     $ 49,174,611     $ 34,452,559     $  9,222,890      $ 77,107,186      $134,922,943
     ============     ============     ============     ============     ============      ============      ============
     $      15.28     $      15.44     $      22.43     $      20.01     $      14.91      $      31.53      $      31.77
     ============     ============     ============     ============     ============      ============      ============
     $       9.70     $       9.42     $      10.89     $      11.87     $      10.94      $      11.78      $      10.35
     ============     ============     ============     ============     ============      ============      ============
     $ 35,652,962     $  7,276,005     $ 45,049,320     $ 32,417,761     $  9,591,030      $ 88,191,891      $147,495,738
     ============     ============     ============     ============     ============      ============      ============

                                                                         JANUS ASPEN      MORGAN STANLEY
       CALVERT          FIDELITY         FIDELITY       JANUS ASPEN         SERIES             UIF             T. ROWE
        SOCIAL           VIP II            VIP             SERIES         WORLDWIDE      EMERGING MARKETS       PRICE
       BALANCED      CONTRAFUND(R)    EQUITY-INCOME       BALANCED          GROWTH            EQUITY        EQUITY INCOME
    -----------------------------------------------------------------------------------------------------------------
     $  1,650,584     $ 51,564,515     $ 18,218,988     $ 44,375,983     $ 75,129,483      $  7,130,201      $    765,060
            2,518           80,109           35,661           66,402          114,908            10,387               760
     ------------     ------------     ------------     ------------     ------------      ------------      ------------
     $  1,648,066     $ 51,484,406     $ 18,183,327     $ 44,309,581     $ 75,014,575      $  7,119,814      $    764,300
     ============     ============     ============     ============     ============      ============      ============
     $  1,247,706     $ 43,916,394     $ 15,910,976     $ 31,844,785     $ 60,952,812      $  5,668,829      $     51,485
          400,360        7,568,012        2,272,351       12,464,796       14,061,763         1,450,985           712,815
     ------------     ------------     ------------     ------------     ------------      ------------      ------------
     $  1,648,066     $ 51,484,406     $ 18,183,327     $ 44,309,581     $ 75,014,575      $  7,119,814      $    764,300
     ============     ============     ============     ============     ============      ============      ============
     $      14.70     $      18.92     $      16.64     $      20.04     $      21.84      $       8.81      $      11.01
     ============     ============     ============     ============     ============      ============      ============
     $      10.33     $      11.00     $      11.41     $      11.25     $      11.84      $       8.99      $      11.06
     ============     ============     ============     ============     ============      ============      ============
     $  1,785,290     $ 55,187,874     $ 17,533,337     $ 45,649,711     $ 90,521,816      $ 10,354,207      $    728,815
     ============     ============     ============     ============     ============      ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS
For the years ended December 31, 2000,
December 31, 1999 and December 31, 1998

                                                     MAINSTAY VP                                     MAINSTAY VP
                                                CAPITAL APPRECIATION                               CASH MANAGEMENT
                                    ---------------------------------------------   ---------------------------------------------
                                        2000            1999            1998            2000            1999            1998
                                    -----------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.................  $          --   $          --   $     144,794   $   1,580,507   $   1,033,284   $     482,627
  Mortality and expense risk and
    administrative charges........     (1,764,082)     (1,325,374)       (864,061)       (183,476)       (149,862)        (65,776)
                                    -------------   -------------   -------------   -------------   -------------   -------------
      Net investment income
        (loss)....................     (1,764,082)     (1,325,374)       (719,267)      1,397,031         883,422         416,851
                                    -------------   -------------   -------------   -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN
  (LOSS):
  Proceeds from sale of
    investments...................    125,297,510     152,344,807      57,370,104     832,491,635     420,117,735     113,963,536
  Cost of investments sold........   (109,964,940)   (105,222,446)    (28,771,929)   (832,491,594)   (420,117,858)   (113,963,362)
                                    -------------   -------------   -------------   -------------   -------------   -------------
      Net realized gain (loss) on
        investments...............     15,332,570      47,122,361      28,598,175              41            (123)            174
  Realized gain distribution
    received......................     16,627,986       9,212,178       1,508,712              --               8              --
  Change in unrealized
    appreciation (depreciation) on
    investments...................    (61,221,668)     (9,158,970)     12,462,126             (16)            107            (115)
                                    -------------   -------------   -------------   -------------   -------------   -------------
      Net gain (loss) on
        investments...............    (29,261,112)     47,175,569      42,569,013              25              (8)             59
                                    -------------   -------------   -------------   -------------   -------------   -------------
  Increase (decrease) attributable
    to New York Life Insurance and
    Annuity Corporation charges
    retained by the Separate
    Account.......................         84,161         (57,448)        (54,151)         (2,088)         (1,253)           (576)
                                    -------------   -------------   -------------   -------------   -------------   -------------
      Net increase (decrease) in
        total equity resulting
        from operations...........  $ (30,941,033)  $  45,792,747   $  41,795,595   $   1,394,968   $     882,161   $     416,334
                                    =============   =============   =============   =============   =============   =============

                                                     MAINSTAY VP                                     MAINSTAY VP
                                                INTERNATIONAL EQUITY                                TOTAL RETURN
                                    ---------------------------------------------   ---------------------------------------------
                                        2000            1999            1998            2000            1999            1998
                                    -----------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.................  $      48,991   $      19,396   $      95,448   $   1,041,963   $     795,746   $     648,813
  Mortality and expense risk and
    administrative charges........        (44,591)        (34,254)        (26,135)       (345,823)       (278,453)       (203,043)
                                    -------------   -------------   -------------   -------------   -------------   -------------
      Net investment income
        (loss)....................          4,400         (14,858)         69,313         696,140         517,293         445,770
                                    -------------   -------------   -------------   -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN
  (LOSS):
  Proceeds from sale of
    investments...................     10,164,396       1,039,546       8,126,694       2,899,281       1,942,053       2,079,894
  Cost of investments sold........    (10,157,189)       (946,738)     (7,727,138)     (1,625,839)     (1,004,465)     (1,249,354)
                                    -------------   -------------   -------------   -------------   -------------   -------------
      Net realized gain (loss) on
        investments...............          7,207          92,808         399,556       1,273,442         937,588         830,540
  Realized gain distribution
    received......................        372,308         133,262              --       4,081,375       1,305,271         933,164
  Change in unrealized
    appreciation (depreciation) on
    investments...................     (1,618,834)      1,140,110         253,950      (8,653,054)      3,737,718       4,843,628
                                    -------------   -------------   -------------   -------------   -------------   -------------
      Net gain (loss) on
        investments...............     (1,239,319)      1,366,180         653,506      (3,298,237)      5,980,577       6,607,332
                                    -------------   -------------   -------------   -------------   -------------   -------------
  Increase (decrease) attributable
    to New York Life Insurance and
    Annuity Corporation charges
    retained by the Separate
    Account.......................          2,142          (1,636)         (1,447)          8,738          (8,421)         (9,150)
                                    -------------   -------------   -------------   -------------   -------------   -------------
      Net increase (decrease) in
        total equity resulting
        from operations...........  $  (1,232,777)  $   1,349,686   $     721,372   $  (2,593,359)  $   6,489,449   $   7,043,952
                                    =============   =============   =============   =============   =============   =============

(a) For the period September 28, 1999 (Commencement of Operations) through December 31, 1999.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                                                                                     MAINSTAY VP
                     MAINSTAY VP                                     MAINSTAY VP                     HIGH YIELD
                     CONVERTIBLE                                     GOVERNMENT                     CORPORATE BOND
    ---------------------------------------------   ---------------------------------------------   -------------
        2000            1999            1998            2000            1999            1998            2000
    -------------------------------------------------------------------------------------------------------------
    $     270,299   $     112,711   $      83,153   $     249,425   $     186,993   $     143,858   $   3,725,021
          (35,544)        (16,793)         (9,290)        (26,301)        (24,832)        (16,586)       (192,840)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
          234,755          95,918          73,863         223,124         162,161         127,272       3,532,181
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
          351,541         190,880         126,980       1,111,451       2,190,273       2,611,462       1,803,313
         (315,534)       (165,136)       (119,640)     (1,201,228)     (2,181,903)     (2,573,576)     (1,992,134)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
           36,007          25,744           7,340         (89,777)          8,370          37,886        (188,821)
          442,403         333,649          50,288              --              --              --           1,263
       (1,249,434)        406,847         (85,229)        285,580        (259,370)         14,939      (5,292,927)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
         (771,024)        766,240         (27,601)        195,803        (251,000)         52,825      (5,480,485)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
              789          (1,036)            (23)           (643)             47            (204)          2,341
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $    (535,480)  $     861,122   $      46,239   $     418,284   $     (88,792)  $     179,893   $  (1,945,963)
    =============   =============   =============   =============   =============   =============   =============

              MAINSTAY VP
              HIGH YIELD
          CORPORATE BOND
     -----------------------------
         1999            1998
     -----------------------------
     $   2,919,680   $   1,701,259
          (160,799)       (110,896)
     -------------   -------------
         2,758,881       1,590,363
     -------------   -------------
         1,691,618       1,235,051
        (1,669,515)     (1,170,197)
     -------------   -------------
            22,103          64,854
           499,619          47,406
          (818,497)     (1,498,958)
     -------------   -------------
          (296,775)     (1,386,698)
     -------------   -------------
            (3,665)            (61)
     -------------   -------------
     $   2,458,441   $     203,604
     =============   =============

                     MAINSTAY VP                                     MAINSTAY VP                     MAINSTAY VP
                        VALUE                                           BOND                        GROWTH EQUITY
    ---------------------------------------------   ---------------------------------------------   -------------
        2000            1999            1998            2000            1999            1998            2000
    -------------------------------------------------------------------------------------------------------------
    $     430,439   $     349,161   $     340,888   $     583,427   $     429,660   $     306,186   $     438,876
         (202,994)       (177,341)       (137,034)        (55,342)        (46,120)        (35,304)       (500,312)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
          227,445         171,820         203,854         528,085         383,540         270,882         (61,436)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
        2,117,975       1,474,401         622,459         730,750         743,861         908,053      60,660,721
       (1,820,198)     (1,186,551)       (455,953)       (775,323)       (736,993)       (905,139)    (50,764,425)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
          297,777         287,850         166,506         (44,573)          6,868           2,914       9,896,296
        1,029,801              --       1,711,646              --             553         150,296       7,013,106
        2,085,051       1,329,416      (3,245,087)        240,360        (531,346)        (24,456)    (20,170,835)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
        3,412,629       1,617,266      (1,366,935)        195,787        (523,925)        128,754      (3,261,433)
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
           (2,639)         (1,483)            952          (1,132)             71            (496)         15,246
    -------------   -------------   -------------   -------------   -------------   -------------   -------------
    $   3,637,435   $   1,787,603   $  (1,162,129)  $     722,740   $    (140,314)  $     399,140   $  (3,307,623)
    =============   =============   =============   =============   =============   =============   =============

              MAINSTAY VP
           GROWTH EQUITY
     -----------------------------
         1999            1998
    ---------------------------------------------------------------------------
     $     340,542   $     286,865
          (342,165)       (207,777)
     -------------   -------------
            (1,623)         79,088
     -------------   -------------
         9,199,644         676,843
        (5,816,498)       (449,502)
     -------------   -------------
         3,383,146         227,341
         5,714,804       2,916,300
         4,351,297       3,898,766
     -------------   -------------
        13,449,247       7,042,407
     -------------   -------------
           (18,194)        (10,255)
     -------------   -------------
     $  13,429,430   $   7,111,240
     =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2000,
December 31, 1999 and December 31, 1998

                                                                                                     MAINSTAY VP
                                                     MAINSTAY VP                                  AMERICAN CENTURY
                                                   INDEXED EQUITY                                  INCOME & GROWTH
                                    ---------------------------------------------   ---------------------------------------------
                                        2000            1999            1998            2000           1999(A)          1998
                                    -----------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.................  $   1,332,428   $   1,094,708   $     640,476   $       7,375   $         221   $          --
  Mortality and expense risk and
    administrative charges........       (910,829)       (625,794)       (324,552)         (2,977)            (18)             --
                                    -------------   -------------   -------------   -------------   -------------   -------------
      Net investment income
        (loss)....................        421,599         468,914         315,924           4,398             203              --
                                    -------------   -------------   -------------   -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN
  (LOSS):
  Proceeds from sale of
    investments...................    412,452,055     237,429,723      79,489,365          76,261           6,414              --
  Cost of investments sold........   (408,632,602)   (223,788,302)    (68,772,611)        (79,913)         (6,273)             --
                                    -------------   -------------   -------------   -------------   -------------   -------------
      Net realized gain (loss) on
        investments...............      3,819,453      13,641,421      10,716,754          (3,652)            141              --
  Realized gain distribution
    received......................      2,520,131       1,618,939         557,191             405              --              --
  Change in unrealized
    appreciation (depreciation) on
    investments...................    (19,469,287)        734,879         282,888         (84,130)          1,020              --
                                    -------------   -------------   -------------   -------------   -------------   -------------
      Net gain (loss) on
        investments...............    (13,129,703)     15,995,239      11,556,833         (87,377)          1,161              --
                                    -------------   -------------   -------------   -------------   -------------   -------------
  Increase (decrease) attributable
    to New York Life Insurance and
    Annuity Corporation charges
    retained by the Separate
    Account.......................         31,443         (21,057)        (16,684)             88              (1)             --
                                    -------------   -------------   -------------   -------------   -------------   -------------
      Net increase (decrease) in
        total equity resulting
        from operations...........  $ (12,676,661)  $  16,443,096   $  11,856,073   $     (82,891)  $       1,363   $          --
                                    =============   =============   =============   =============   =============   =============

                                                                                                      FIDELITY
                                                       CALVERT                                         VIP II
                                                   SOCIAL BALANCED                                  CONTRAFUND(R)
                                    ---------------------------------------------   ---------------------------------------------
                                        2000            1999            1998            2000            1999            1998
                                    -----------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income.................  $      28,259   $      21,450   $      10,243   $     134,244   $      91,179   $      44,727
  Mortality and expense risk and
    administrative charges........         (8,941)         (4,964)         (2,035)       (305,653)       (176,020)        (72,691)
                                    -------------   -------------   -------------   -------------   -------------   -------------
      Net investment income
        (loss)....................         19,318          16,486           8,208        (171,409)        (84,841)        (27,964)
                                    -------------   -------------   -------------   -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN
  (LOSS):
  Proceeds from sale of
    investments...................         76,598          80,603         247,861      20,009,862         828,229         251,963
  Cost of investments sold........        (77,264)        (76,785)       (232,500)    (16,120,683)       (545,722)       (197,927)
                                    -------------   -------------   -------------   -------------   -------------   -------------
      Net realized gain (loss) on
        investments...............           (666)          3,818          15,361       3,889,179         282,507          54,036
  Realized gain distribution
    received......................         49,890          73,487          22,970       4,873,050         668,643         329,061
  Change in unrealized
    appreciation (depreciation) on
    investments...................       (132,226)           (346)         (1,990)    (12,046,353)      5,142,920       2,790,206
                                    -------------   -------------   -------------   -------------   -------------   -------------
      Net gain (loss) on
        investments...............        (83,002)         76,959          36,341      (3,284,124)      6,094,070       3,173,303
                                    -------------   -------------   -------------   -------------   -------------   -------------
  Increase (decrease) attributable
    to New York Life Insurance and
    Annuity Corporation charges
    retained by the Separate
    Account.......................            185            (106)            (57)          9,550          (7,286)         (4,175)
                                    -------------   -------------   -------------   -------------   -------------   -------------
      Net increase (decrease) in
        total equity resulting
        from operations...........  $     (63,499)  $      93,339   $      44,492   $  (3,445,983)  $   6,001,943   $   3,141,164
                                    =============   =============   =============   =============   =============   =============

(a) For the period September 28, 1999 (Commencement of Operations) through December 31, 1999.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                                                     MAINSTAY VP
                     MAINSTAY VP                                     EAGLE ASSET
                    DREYFUS LARGE                                    MANAGEMENT
                    COMPANY VALUE                                   GROWTH EQUITY
    ---------------------------------------------   ---------------------------------------------
        2000           1999(A)          1998            2000           1999(A)          1998
    ---------------------------------------------------------------------------------------------
    $       4,077   $         156   $          --   $          --   $          --   $          --
           (1,239)             (8)             --         (10,708)            (12)             --
    -------------   -------------   -------------   -------------   -------------   -------------
            2,838             148              --         (10,708)            (12)             --
    -------------   -------------   -------------   -------------   -------------   -------------
           49,336             798              --         292,682           2,538              --
          (48,934)           (771)             --        (304,012)         (1,944)             --
    -------------   -------------   -------------   -------------   -------------   -------------
              402              27              --         (11,330)            594              --
           10,180              --              --         356,962           1,080              --
           15,145             198              --      (1,236,555)          2,499              --
    -------------   -------------   -------------   -------------   -------------   -------------
           25,727             225              --        (890,923)          4,173              --
    -------------   -------------   -------------   -------------   -------------   -------------
              (21)             --              --             772              (1)             --
    -------------   -------------   -------------   -------------   -------------   -------------
    $      28,544   $         373   $          --   $    (900,859)  $       4,160   $          --
    =============   =============   =============   =============   =============   =============


                    ALGER AMERICAN
                 SMALL CAPITALIZATION
     ---------------------------------------------
         2000            1999            1998
    --------------------------------------------------------------------------------------------------------------------------------
-------
     $          --   $          --   $          --
          (147,767)        (64,998)        (34,358)
     -------------   -------------   -------------
          (147,767)        (64,998)        (34,358)
     -------------   -------------   -------------
       849,130,920     309,989,456     163,434,742
      (855,366,930)   (306,259,435)   (162,218,802)
     -------------   -------------   -------------
        (6,236,010)      3,730,021       1,215,940
         5,671,948         735,842         374,506
          (221,455)        212,328         128,347
     -------------   -------------   -------------
          (785,517)      4,678,191       1,718,793
     -------------   -------------   -------------
            14,063          (5,174)         (1,817)
     -------------   -------------   -------------
     $    (919,221)  $   4,608,019   $   1,682,618
     =============   =============   =============

                      FIDELITY                                       JANUS ASPEN
                         VIP                                           SERIES
                    EQUITY-INCOME                                     BALANCED
    ---------------------------------------------   ---------------------------------------------
        2000            1999            1998            2000            1999            1998
    ---------------------------------------------------------------------------------------------
    $     221,584   $     130,390   $      42,343   $   1,011,582   $     376,018   $     145,260
         (109,319)        (74,391)        (36,651)       (227,346)        (91,838)        (22,831)
    -------------   -------------   -------------   -------------   -------------   -------------
          112,265          55,999           5,692         784,236         284,180         122,429
    -------------   -------------   -------------   -------------   -------------   -------------
      178,562,869       1,148,237         565,838         852,655         600,921         613,739
     (177,714,303)     (1,035,736)       (479,953)       (597,352)       (420,980)       (465,867)
    -------------   -------------   -------------   -------------   -------------   -------------
          848,566         112,501          85,885         255,303         179,941         147,872
          834,803         288,230         150,693       2,977,321              --          20,409
          201,856            (219)        306,596      (5,243,236)      3,014,831         851,673
    -------------   -------------   -------------   -------------   -------------   -------------
        1,885,225         400,512         543,174      (2,010,612)      3,194,772       1,019,954
    -------------   -------------   -------------   -------------   -------------   -------------
             (801)           (603)           (991)          3,117          (4,490)         (1,474)
    -------------   -------------   -------------   -------------   -------------   -------------
    $   1,996,689   $     455,908   $     547,875   $  (1,223,259)  $   3,474,462   $   1,140,909
    =============   =============   =============   =============   =============   =============

                      JANUS ASPEN
                        SERIES
                   WORLDWIDE GROWTH
     ---------------------------------------------
         2000            1999            1998
    ---------------------------------------------------------------------------------------------   --------------------------------
-------------
     $     325,880   $      53,187   $     365,808
          (483,593)       (220,680)        (94,579)
     -------------   -------------   -------------
          (157,713)       (167,493)        271,229
     -------------   -------------   -------------
        14,428,724     189,862,953       7,795,008
       (12,549,388)   (174,195,638)     (6,407,431)
     -------------   -------------   -------------
         1,879,336      15,667,315       1,387,577
         5,751,966              --         144,214
       (21,766,087)      4,604,576       1,447,292
     -------------   -------------   -------------
       (14,134,785)     20,271,891       2,979,083
     -------------   -------------   -------------
            25,650         (22,883)         (4,965)
     -------------   -------------   -------------
     $ (14,266,848)  $  20,081,515   $   3,245,347
     =============   =============   =============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2000,
December 31, 1999 and December 31, 1998

                                                MORGAN STANLEY
                                                      UIF                                        T. ROWE PRICE
                                            EMERGING MARKETS EQUITY                              EQUITY INCOME
                                 ---------------------------------------------   ---------------------------------------------
                                     2000            1999            1998            2000           1999(A)          1998
                                 ---------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income..............  $          --   $         760   $      12,161   $       7,402   $         249   $          --
  Mortality and expense risk
    and administrative
    charges....................        (55,716)        (24,825)        (13,414)         (1,618)             (3)             --
                                 -------------   -------------   -------------   -------------   -------------   -------------
      Net investment income
        (loss).................        (55,716)        (24,065)         (1,253)          5,784             246              --
                                 -------------   -------------   -------------   -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN
  (LOSS):
  Proceeds from sale of
    investments................      2,064,292         638,675         633,145          87,941             746              --
  Cost of investments sold.....     (1,640,102)       (817,984)       (901,639)        (89,684)           (735)             --
                                 -------------   -------------   -------------   -------------   -------------   -------------
      Net realized gain (loss)
        on investments.........        424,190        (179,309)       (268,494)         (1,743)             11              --
  Realized gain distribution
    received...................      1,173,803              --              --          29,365           1,944              --
  Change in unrealized
    appreciation (depreciation)
    on investments.............     (5,692,107)      3,006,590        (242,047)         37,796          (1,551)             --
                                 -------------   -------------   -------------   -------------   -------------   -------------
      Net gain (loss) on
        investments............     (4,094,114)      2,827,281        (510,541)         65,418             404              --
                                 -------------   -------------   -------------   -------------   -------------   -------------
  Increase (decrease)
    attributable to New York
    Life Insurance and Annuity
    Corporation charges
    retained by the Separate
    Account....................          6,177          (3,019)            406             (52)             --              --
                                 -------------   -------------   -------------   -------------   -------------   -------------
      Net increase (decrease)
        in total equity
        resulting from
        operations.............  $  (4,143,653)  $   2,800,197   $    (511,388)  $      71,150   $         650   $          --
                                 =============   =============   =============   =============   =============   =============

(a) For the period September 28, 1999 (Commencement of Operations) through December 31, 1999.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

STATEMENT OF CHANGES IN TOTAL EQUITY
For the years ended December 31, 2000,
December 31, 1999 and December 31, 1998

                                                         MAINSTAY VP                                  MAINSTAY VP
                                                     CAPITAL APPRECIATION                           CASH MANAGEMENT
                                          ------------------------------------------   ------------------------------------------
                                              2000           1999           1998           2000           1999           1998
                                          -------------------------------------------------------------------------
INCREASE (DECREASE) IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)........  $ (1,764,082)  $ (1,325,374)  $   (719,267)  $  1,397,031   $    883,422   $    416,851
    Net realized gain (loss) on
      investments.......................    15,332,570     47,122,361     28,598,175             41           (123)           174
    Realized gain distribution
      received..........................    16,627,986      9,212,178      1,508,712             --              8             --
    Change in unrealized appreciation
      (depreciation) on investments.....   (61,221,668)    (9,158,970)    12,462,126            (16)           107           (115)
    Increase (decrease) attributable to
      New York Life Insurance and
      Annuity Corporation charges
      retained by the Separate
      Account...........................        84,161        (57,448)       (54,151)        (2,088)        (1,253)          (576)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net increase (decrease) in total
        equity resulting from
        operations......................   (30,941,033)    45,792,747     41,795,595      1,394,968        882,161        416,334
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Contributions and (Withdrawals):
    Policyowners' premium payments......    63,639,970     55,159,677     43,015,039     19,121,161     64,486,957     55,826,497
    Cost of insurance...................   (25,385,609)   (18,814,467)   (15,632,087)    (1,786,259)    (2,584,763)    (2,030,838)
    Policyowners' surrenders............   (11,881,084)    (8,083,942)    (5,755,421)      (717,997)      (491,187)      (350,776)
    Net transfers from (to) Fixed
      Account...........................     3,274,033     (4,927,532)    (3,314,522)     6,883,757       (381,185)      (637,496)
    Transfers between Investment
      Divisions.........................    (4,806,843)    15,795,045      6,185,530     (3,616,525)   (53,599,684)   (46,950,717)
    Policyowners' death benefits........      (323,735)      (227,269)      (257,174)        (4,196)          (188)       (18,009)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net contributions and
        (withdrawals)...................    24,516,732     38,901,512     24,241,365     19,879,941      7,429,950      5,838,661
                                          ------------   ------------   ------------   ------------   ------------   ------------
        Increase (decrease) in total
          equity........................    (6,424,301)    84,694,259     66,036,960     21,274,909      8,312,111      6,254,995
TOTAL EQUITY:
    Beginning of year...................   247,830,595    163,136,336     97,099,376     22,717,995     14,405,884      8,150,889
                                          ------------   ------------   ------------   ------------   ------------   ------------
    End of year.........................  $241,406,294   $247,830,595   $163,136,336   $ 43,992,904   $ 22,717,995   $ 14,405,884
                                          ============   ============   ============   ============   ============   ============

                                                         MAINSTAY VP                                  MAINSTAY VP
                                                     INTERNATIONAL EQUITY                             TOTAL RETURN
                                          ------------------------------------------   ------------------------------------------
                                              2000           1999           1998           2000           1999           1998
                                          -------------------------------------------------------------------------
INCREASE (DECREASE) IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)........  $      4,400   $    (14,858)  $     69,313   $    696,140   $    517,293   $    445,770
    Net realized gain (loss) on
      investments.......................         7,207         92,808        399,556      1,273,442        937,588        830,540
    Realized gain distribution
      received..........................       372,308        133,262             --      4,081,375      1,305,271        933,164
    Change in unrealized appreciation
      (depreciation) on investments.....    (1,618,834)     1,140,110        253,950     (8,653,054)     3,737,718      4,843,628
    Increase (decrease) attributable to
      New York Life Insurance and
      Annuity Corporation charges
      retained by the Separate
      Account...........................         2,142         (1,636)        (1,447)         8,738         (8,421)        (9,150)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net increase (decrease) in total
        equity resulting from
        operations......................    (1,232,777)     1,349,686        721,372     (2,593,359)     6,489,449      7,043,952
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Contributions and (Withdrawals):
    Policyowners' premium payments......     1,810,980      1,598,744      1,534,922     11,327,552     10,858,597      9,007,541
    Cost of insurance...................      (637,045)      (503,092)      (529,562)    (4,759,211)    (3,741,166)    (3,313,627)
    Policyowners' surrenders............      (213,106)      (162,868)      (256,808)    (2,100,541)    (1,584,812)    (1,211,414)
    Net transfers from (to) Fixed
      Account...........................       107,059       (187,961)      (141,464)       (14,149)      (909,132)      (772,143)
    Transfers between Investment
      Divisions.........................       547,907        328,106       (191,458)      (878,854)     1,510,064        524,899
    Policyowners' death benefits........        (8,266)       (86,667)       (98,515)       (84,625)       (29,909)      (122,817)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net contributions and
        (withdrawals)...................     1,607,529        986,262        317,115      3,490,172      6,103,642      4,112,439
                                          ------------   ------------   ------------   ------------   ------------   ------------
        Increase (decrease) in total
          equity........................       374,752      2,335,948      1,038,487        896,813     12,593,091     11,156,391
TOTAL EQUITY:
    Beginning of year...................     6,525,064      4,189,116      3,150,629     48,277,798     35,684,707     24,528,316
                                          ------------   ------------   ------------   ------------   ------------   ------------
    End of year.........................  $  6,899,816   $  6,525,064   $  4,189,116   $ 49,174,611   $ 48,277,798   $ 35,684,707
                                          ============   ============   ============   ============   ============   ============

(a) For the period September 28, 1999 (Commencement of Operations) through December 31, 1999.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                                                                              MAINSTAY VP
                   MAINSTAY VP                                  MAINSTAY VP                    HIGH YIELD
                   CONVERTIBLE                                   GOVERNMENT                   CORPORATE BOND
    ------------------------------------------   ------------------------------------------   ------------
        2000           1999           1998           2000           1999           1998           2000
    ------------------------------------------------------------------------------------------------------
    $    234,755   $     95,918   $     73,863   $    223,124   $    162,161   $    127,272   $  3,532,181
          36,007         25,744          7,340        (89,777)         8,370         37,886       (188,821)
         442,403        333,649         50,288             --             --             --          1,263
      (1,249,434)       406,847        (85,229)       285,580       (259,370)        14,939     (5,292,927)
             789         (1,036)           (23)          (643)            47           (204)         2,341
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
        (535,480)       861,122         46,239        418,284        (88,792)       179,893     (1,945,963)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
       2,371,086        867,144        737,857      1,007,419      1,020,933        766,789      8,530,403
        (698,982)      (271,355)      (229,862)      (386,136)      (338,961)      (242,485)    (2,962,861)
         (84,573)       (86,364)       (23,416)      (115,380)      (132,107)       (50,424)    (1,024,557)
       2,056,898        (11,682)       (24,417)        88,771        (38,557)       (33,099)       199,764
       1,038,226        250,099        377,042       (249,020)      (307,986)     1,168,469       (774,342)
         (13,579)          (739)            --        (10,543)          (367)       (27,512)      (199,755)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
       4,669,076        747,103        837,204        335,111        202,955      1,581,738      3,768,652
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
       4,133,596      1,608,225        883,443        753,395        114,163      1,761,631      1,822,689
       3,373,208      1,764,983        881,540      3,564,667      3,450,504      1,688,873     25,936,115
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $  7,506,804   $  3,373,208   $  1,764,983   $  4,318,062   $  3,564,667   $  3,450,504   $ 27,758,804
    ============   ============   ============   ============   ============   ============   ============

             MAINSTAY VP
             HIGH YIELD
         CORPORATE BOND
     ---------------------------
         1999           1998
    ------------------------------------------------------------------------------------------------------   -----------------------
----
     $  2,758,881   $  1,590,363
           22,103         64,854
          499,619         47,406
         (818,497)    (1,498,958)
           (3,665)           (61)
     ------------   ------------
        2,458,441        203,604
     ------------   ------------
        8,302,753      7,559,778
       (2,619,979)    (2,353,235)
         (944,952)      (463,485)
         (456,296)      (263,644)
          412,072      1,875,550
          (18,566)        (8,961)
     ------------   ------------
        4,675,032      6,346,003
     ------------   ------------
        7,133,473      6,549,607
       18,802,642     12,253,035
     ------------   ------------
     $ 25,936,115   $ 18,802,642
     ============   ============

                   MAINSTAY VP                                  MAINSTAY VP                   MAINSTAY VP
                      VALUE                                         BOND                      GROWTH EQUITY
    ------------------------------------------   ------------------------------------------   ------------
        2000           1999           1998           2000           1999           1998           2000
    ------------------------------------------------------------------------------------------------------
    $    227,445   $    171,820   $    203,854   $    528,085   $    383,540   $    270,882   $    (61,436)
         297,777        287,850        166,506        (44,573)         6,868          2,914      9,896,296
       1,029,801             --      1,711,646             --            553        150,296      7,013,106
       2,085,051      1,329,416     (3,245,087)       240,360       (531,346)       (24,456)   (20,170,835)
          (2,639)        (1,483)           952         (1,132)            71           (496)        15,246
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
       3,637,435      1,787,603     (1,162,129)       722,740       (140,314)       399,140     (3,307,623)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
       8,959,068      9,785,258      9,730,766      2,175,315      2,187,714      1,746,262     20,333,503
      (3,165,815)    (3,051,256)    (3,192,216)      (791,398)      (693,353)      (615,607)    (7,313,516)
      (1,415,116)    (1,034,284)      (713,023)      (341,061)      (278,012)      (215,276)    (2,540,156)
        (371,652)      (470,194)      (421,071)       237,435       (106,081)       (91,675)     3,097,658
      (1,419,808)      (339,100)     1,606,497        102,871        244,474        702,565      2,624,664
         (32,221)      (111,844)      (144,245)        (5,591)        (7,364)      (271,589)       (50,858)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
       2,554,456      4,778,580      6,866,708      1,377,571      1,347,378      1,254,680     16,151,295
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
       6,191,891      6,566,183      5,704,579      2,100,311      1,207,064      1,653,820     12,843,672
      28,260,668     21,694,485     15,989,906      7,122,579      5,915,515      4,261,695     64,263,514
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 34,452,559   $ 28,260,668   $ 21,694,485   $  9,222,890   $  7,122,579   $  5,915,515   $ 77,107,186
    ============   ============   ============   ============   ============   ============   ============

             MAINSTAY VP
          GROWTH EQUITY
     ---------------------------
         1999           1998
    ------------------------------------------------------------------------------------------------------   -----------------------
----
     $     (1,623)  $     79,088
        3,383,146        227,341
        5,714,804      2,916,300
        4,351,297      3,898,766
          (18,194)       (10,255)
     ------------   ------------
       13,429,430      7,111,240
     ------------   ------------
       15,546,512     12,186,740
       (5,033,902)    (3,822,721)
       (1,962,772)      (927,793)
         (995,672)      (618,303)
        3,855,951      3,326,747
          (49,043)       (27,376)
     ------------   ------------
       11,361,074     10,117,294
     ------------   ------------
       24,790,504     17,228,534
       39,473,010     22,244,476
     ------------   ------------
     $ 64,263,514   $ 39,473,010
     ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2000,
December 31, 1999 and December 31, 1998

                                                                                                      MAINSTAY VP
                                                         MAINSTAY VP                                AMERICAN CENTURY
                                                        INDEXED EQUITY                              INCOME & GROWTH
                                          ------------------------------------------   ------------------------------------------
                                              2000           1999           1998           2000         1999(A)          1998
                                          -------------------------------------------------------------------------
INCREASE (DECREASE) IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)........  $    421,599   $    468,914   $    315,924   $      4,398   $        203   $         --
    Net realized gain (loss) on
      investments.......................     3,819,453     13,641,421     10,716,754         (3,652)           141             --
    Realized gain distribution
      received..........................     2,520,131      1,618,939        557,191            405             --             --
    Change in unrealized appreciation
      (depreciation) on investments.....   (19,469,287)       734,879        282,888        (84,130)         1,020             --
    Increase (decrease) attributable to
      New York Life Insurance and
      Annuity Corporation charges
      retained by the Separate
      Account...........................        31,443        (21,057)       (16,684)            88             (1)            --
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net increase (decrease) in total
        equity resulting from
        operations......................   (12,676,661)    16,443,096     11,856,073        (82,891)         1,363             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Contributions and (Withdrawals):
    Policyowners' premium payments......    45,918,282     38,307,020     23,448,394        473,648          9,386             --
    Cost of insurance...................   (15,506,866)   (11,332,970)    (7,501,864)      (102,863)        (1,571)            --
    Policyowners' surrenders............    (5,242,277)    (3,449,613)    (1,904,644)       (22,141)            --             --
    Net transfers from (to) Fixed
      Account...........................     6,085,656     (1,221,342)    (1,125,551)       433,657         26,125             --
    Transfers between Investment
      Divisions.........................    (4,322,651)     8,893,653     17,788,953        402,829            587             --
    Policyowners' death benefits........      (217,686)       (69,949)       (46,244)          (817)            --             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net contributions and
        (withdrawals)...................    26,714,458     31,126,799     30,659,044      1,184,313         34,527             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
        Increase (decrease) in total
          equity........................    14,037,797     47,569,895     42,515,117      1,101,422         35,890             --
TOTAL EQUITY:
    Beginning of year...................   120,885,146     73,315,251     30,800,134         35,890             --             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
    End of year.........................  $134,922,943   $120,885,146   $ 73,315,251   $  1,137,312   $     35,890   $         --
                                          ============   ============   ============   ============   ============   ============

                                                                                                        FIDELITY
                                                           CALVERT                                       VIP II
                                                       SOCIAL BALANCED                               CONTRAFUND(R)
                                          ------------------------------------------   ------------------------------------------
                                              2000           1999           1998           2000           1999           1998
                                          -------------------------------------------------------------------------
INCREASE (DECREASE) IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)........  $     19,318   $     16,486   $      8,208   $   (171,409)  $    (84,841)  $    (27,964)
    Net realized gain (loss) on
      investments.......................          (666)         3,818         15,361      3,889,179        282,507         54,036
    Realized gain distribution
      received..........................        49,890         73,487         22,970      4,873,050        668,643        329,061
    Change in unrealized appreciation
      (depreciation) on investments.....      (132,226)          (346)        (1,990)   (12,046,353)     5,142,920      2,790,206
    Increase (decrease) attributable to
      New York Life Insurance and
      Annuity Corporation charges
      retained by the Separate
      Account...........................           185           (106)           (57)         9,550         (7,286)        (4,175)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net increase (decrease) in total
        equity resulting from
        operations......................       (63,499)        93,339         44,492     (3,445,983)     6,001,943      3,141,164
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Contributions and (Withdrawals):
    Policyowners' premium payments......       569,505        316,514        220,463     19,471,775     13,026,887      7,696,442
    Cost of insurance...................      (180,046)      (111,360)       (66,198)    (5,898,714)    (3,705,244)    (2,146,703)
    Policyowners' surrenders............       (27,883)       (35,089)       (39,108)    (1,376,670)      (667,893)      (449,496)
    Net transfers from (to) Fixed
      Account...........................       243,739         (5,479)        (4,614)     3,667,379       (343,741)      (154,308)
    Transfers between Investment
      Divisions.........................       114,609        283,964        121,446      1,655,700      5,534,689      3,975,127
    Policyowners' death benefits........            --             --           (827)       (69,599)       (52,911)      (114,379)
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net contributions and
        (withdrawals)...................       719,924        448,550        231,162     17,449,871     13,791,787      8,806,683
                                          ------------   ------------   ------------   ------------   ------------   ------------
        Increase (decrease) in total
          equity........................       656,425        541,889        275,654     14,003,888     19,793,730     11,947,847
TOTAL EQUITY:
    Beginning of year...................       991,641        449,752        174,098     37,480,518     17,686,788      5,738,941
                                          ------------   ------------   ------------   ------------   ------------   ------------
    End of year.........................  $  1,648,066   $    991,641   $    449,752   $ 51,484,406   $ 37,480,518   $ 17,686,788
                                          ============   ============   ============   ============   ============   ============

(a) For the period September 28, 1999 (Commencement of Operations) through December 31, 1999.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                                                MAINSTAY VP
                   MAINSTAY VP                                  EAGLE ASSET
                  DREYFUS LARGE                                  MANAGEMENT
                  COMPANY VALUE                                GROWTH EQUITY
    ------------------------------------------   ------------------------------------------
        2000         1999(A)          1998           2000         1999(A)          1998
    ---------------------------------------------------------------------------------------
    $      2,838   $        148   $         --   $    (10,708)  $        (12)  $         --
             402             27             --        (11,330)           594             --
          10,180             --             --        356,962          1,080             --
          15,145            198             --     (1,236,555)         2,499             --
             (21)            --             --            772             (1)            --
    ------------   ------------   ------------   ------------   ------------   ------------
          28,544            373             --       (900,859)         4,160             --
    ------------   ------------   ------------   ------------   ------------   ------------
         347,052          7,985             --      2,135,472          3,878             --
         (81,956)        (1,534)            --       (418,994)        (1,165)            --
          (8,519)          (657)            --        (17,546)            --             --
         249,189         14,857             --      1,999,194        128,805             --
          77,572             --             --      2,164,238             --             --
              --             --             --           (780)            --             --
    ------------   ------------   ------------   ------------   ------------   ------------
         583,338         20,651             --      5,861,584        131,518             --
    ------------   ------------   ------------   ------------   ------------   ------------
         611,882         21,024             --      4,960,725        135,678             --
          21,024             --             --        135,678             --             --
    ------------   ------------   ------------   ------------   ------------   ------------
    $    632,906   $     21,024   $         --   $  5,096,403   $    135,678   $         --
    ============   ============   ============   ============   ============   ============


                   ALGER AMERICAN
                SMALL CAPITALIZATION
     ------------------------------------------
         2000           1999           1998
    ---------------------------------------------------------------------------------------   --------------------------------------
----
     $   (147,767)  $    (64,998)  $    (34,358)
       (6,236,010)     3,730,021      1,215,940
        5,671,948        735,842        374,506
         (221,455)       212,328        128,347
           14,063         (5,174)        (1,817)
     ------------   ------------   ------------
         (919,221)     4,608,019      1,682,618
     ------------   ------------   ------------
        6,020,035      3,734,375      2,188,725
       (1,898,161)    (1,014,165)      (772,586)
         (436,008)      (171,665)      (129,594)
        4,728,964        (94,044)       (35,391)
       (8,291,681)     4,697,824        131,223
           (9,820)       (30,619)          (213)
     ------------   ------------   ------------
          113,329      7,121,706      1,382,164
     ------------   ------------   ------------
         (805,892)    11,729,725      3,064,782
       16,722,850      4,993,125      1,928,343
     ------------   ------------   ------------
     $ 15,916,958   $ 16,722,850   $  4,993,125
     ============   ============   ============

                     FIDELITY                                   JANUS ASPEN
                       VIP                                         SERIES
                  EQUITY-INCOME                                   BALANCED
    ------------------------------------------   ------------------------------------------
        2000           1999           1998           2000           1999           1998
    ---------------------------------------------------------------------------------------
    $    112,265   $     55,999   $      5,692   $    784,236   $    284,180   $    122,429
         848,566        112,501         85,885        255,303        179,941        147,872
         834,803        288,230        150,693      2,977,321             --         20,409
         201,856           (219)       306,596     (5,243,236)     3,014,831        851,673
            (801)          (603)          (991)         3,117         (4,490)        (1,474)
    ------------   ------------   ------------   ------------   ------------   ------------
       1,996,689        455,908        547,875     (1,223,259)     3,474,462      1,140,909
    ------------   ------------   ------------   ------------   ------------   ------------
       7,000,808      4,956,313      3,688,644     17,040,246      7,857,797      2,528,610
      (1,797,599)    (1,482,147)      (969,176)    (5,079,851)    (1,990,257)      (658,423)
        (431,932)      (286,960)      (171,064)      (881,923)      (263,420)      (138,143)
       1,089,705         53,981        (55,950)     7,659,002        542,842        (52,710)
      (2,764,776)     1,108,674      2,915,659      3,404,063      7,429,452      2,191,093
          (4,161)       (17,479)          (328)       (44,915)       (11,226)      (110,888)
    ------------   ------------   ------------   ------------   ------------   ------------
       3,092,045      4,332,382      5,407,785     22,096,622     13,565,188      3,759,539
    ------------   ------------   ------------   ------------   ------------   ------------
       5,088,734      4,788,290      5,955,660     20,873,363     17,039,650      4,900,448
      13,094,593      8,306,303      2,350,643     23,436,218      6,396,568      1,496,120
    ------------   ------------   ------------   ------------   ------------   ------------
    $ 18,183,327   $ 13,094,593   $  8,306,303   $ 44,309,581   $ 23,436,218   $  6,396,568
    ============   ============   ============   ============   ============   ============

                    JANUS ASPEN
                       SERIES
                  WORLDWIDE GROWTH
     ------------------------------------------
         2000           1999           1998
    ---------------------------------------------------------------------------------------   --------------------------------------
----
     $   (157,713)  $   (167,493)  $    271,229
        1,879,336     15,667,315      1,387,577
        5,751,966             --        144,214
      (21,766,087)     4,604,576      1,447,292
           25,650        (22,883)        (4,965)
     ------------   ------------   ------------
      (14,266,848)    20,081,515      3,245,347
     ------------   ------------   ------------
       25,713,529     13,190,861      8,596,803
       (8,242,060)    (3,974,595)    (2,591,821)
       (2,134,962)      (850,986)      (474,849)
        8,809,352       (145,095)      (198,761)
       12,144,565      4,014,635      4,521,415
          (70,194)       (46,785)       (66,168)
     ------------   ------------   ------------
       36,220,230     12,188,035      9,786,619
     ------------   ------------   ------------
       21,953,382     32,269,550     13,031,966
       53,061,193     20,791,643      7,759,677
     ------------   ------------   ------------
     $ 75,014,575   $ 53,061,193   $ 20,791,643
     ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2000
December 31, 1999 and December 31, 1998

                                                        MORGAN STANLEY
                                                             UIF                                     T. ROWE PRICE
                                                   EMERGING MARKETS EQUITY                           EQUITY INCOME
                                          ------------------------------------------   ------------------------------------------
                                              2000           1999           1998           2000         1999(A)          1998
                                          -------------------------------------------------------------------------
INCREASE (DECREASE) IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)........  $    (55,716)  $    (24,065)  $     (1,253)  $      5,784   $        246   $         --
    Net realized gain (loss) on
      investments.......................       424,190       (179,309)      (268,494)        (1,743)            11             --
    Realized gain distribution
      received..........................     1,173,803             --             --         29,365          1,944             --
    Change in unrealized appreciation
      (depreciation) on investments.....    (5,692,107)     3,006,590       (242,047)        37,796         (1,551)            --
    Increase (decrease) attributable to
      New York Life Insurance and
      Annuity Corporation charges
      retained by the Separate
      Account...........................         6,177         (3,019)           406            (52)            --             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net increase (decrease) in total
        equity resulting from
        operations......................    (4,143,653)     2,800,197       (511,388)        71,150            650             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
  Contributions and (Withdrawals):
    Policyowners' premium payments......     3,241,863      1,501,600      1,516,539        397,219          7,374             --
    Cost of insurance...................    (1,012,181)      (407,571)      (393,054)      (100,057)        (1,890)            --
    Policyowners' surrenders............      (239,537)      (108,494)       (74,822)        (3,453)          (654)            --
    Net transfers from (to) Fixed
      Account...........................       849,913        (94,620)       (25,939)       285,739         79,512             --
    Transfers between Investment
      Divisions.........................     1,721,379        803,924         77,823         28,710             --             --
    Policyowners' death benefits........        (6,638)       (18,592)       (42,802)            --             --             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
      Net contributions and
        (withdrawals)...................     4,554,799      1,676,247      1,057,745        608,158         84,342             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
        Increase (decrease) in total
          equity........................       411,146      4,476,444        546,357        679,308         84,992             --
TOTAL EQUITY:
    Beginning of year...................     6,708,668      2,232,224      1,685,867         84,992             --             --
                                          ------------   ------------   ------------   ------------   ------------   ------------
    End of year.........................  $  7,119,814   $  6,708,668   $  2,232,224   $    764,300   $     84,992   $         --
                                          ============   ============   ============   ============   ============   ============

(a) For the period September 28, 1999 (Commencement of Operations) through December 31, 1999.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTES TO FINANCIAL STATEMENTS
NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------

N
    YLIAC Variable Universal Life Separate Account-I ("VUL Separate Account-I") was established on June 4, 1993, under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of
New York Life Insurance Company. The VUL Separate Account-I funds Flexible Premium Variable Life Insurance policies ("VUL policies"), Survivorship Variable Universal Life policies ("SVUL policies"), and Flexible Premium Variable Universal Life policies ("VUL 2000 policies"). VUL, SVUL, and VUL 2000 policies were first offered on June 4, 1993, June 5, 1998, and September 28, 1999, respectively. All three policies are designed for individuals who seek lifetime insurance protection and flexibility with respect to premium payments and death benefits. In addition, SVUL policies offer life insurance protection on two insureds. These policies are distributed by NYLIFE Distributors Inc. and sold by registered representatives of NYLIFE Securities Inc. and by registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors Inc. NYLIFE Securities Inc., is a wholly-owned subsidiary of NYLIFE LLC and NYLIFE Distributors Inc. is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"), both of which are wholly-owned subsidiaries of New York Life Insurance Company. VUL Separate Account-I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

    The assets of VUL Separate Account-I are invested in the shares of the MainStay VP Series Fund, Inc., (formerly, "New York Life, MFA Series Fund, Inc.") the Alger American Fund, the Calvert Variable Series, Inc. (formerly, "Acacia Capital Corporation"), the Fidelity Variable Insurance Products Fund II, the Fidelity Variable Insurance Products Fund, the Janus Aspen Series, the Universal Institutional Funds, Inc. (formerly, "Morgan Stanley Dean Witter Universal Funds, Inc."), and the T. Rowe Price Equity Series, Inc. (collectively, "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

    New York Life Insurance Company, MacKay Shields LLC, Madison Square Advisors LLC and Monitor Capital Advisors LLC provide investment advisory services to the MainStay VP Series Funds for a fee. MacKay Shields LLC, Madison Square Advisors LLC and Monitor Capital Advisors LLC are wholly-owned subsidiaries of NYLIM Holdings. Effective January 2, 2001, New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of NYLIM Holdings, was substituted for Madison Square Advisors as investment adviser for the Bond and Growth Equity Portfolios and for Monitor Capital Advisors as investment adviser for the Indexed Equity Portfolio. NYLIM has assumed all of the interests, rights and responsibilities of Madison Square Advisors and Monitor Capital Advisors under the Advisory Agreements to which it is a party. The terms and conditions of these agreements, including fees paid, have not changed in any other respect. The substitution has not resulted in any change of the advisory and other personnel servicing the Portfolios.

    VUL Separate Account-I offers twenty-two variable Investment Divisions, with their respective fund portfolios, for Policyowners to invest premium payments. The following Investment Divisions are available for VUL, SVUL and VUL 2000 policies: MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP International Equity, MainStay VP Total Return, MainStay VP Value, MainStay VP Bond, MainStay VP Growth Equity, MainStay VP Indexed Equity, MainStay VP American Century Income and Growth, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, Alger American Small Capitalization, Calvert Social Balanced (formerly, "Calvert Socially Responsible"), Fidelity VIP II Contrafund(R), Fidelity VIP Equity-Income, Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, Morgan Stanley UIF Emerging Markets Equity (formerly, "Morgan Stanley Dean Witter Emerging Markets Equity") and T. Rowe Price Equity Income. Each Investment Division of VUL Separate Account-I will invest exclusively in the corresponding eligible portfolio.

    For VUL and SVUL policies, initial premium payments received are allocated to the MainStay VP Cash Management Investment Division until 20 days (10 days in New York) after the policy issue date. For VUL 2000 policies, initial premium payments received are allocated to the General Account of NYLIAC until 20 days (10 days in New York) after the policy issue date. Thereafter, premium payments will be allocated to the Investment Divisions of VUL Separate Account-I in accordance with the Policyowner's instructions. In addition, the Policyowner has the option to transfer amounts between the Investment Divisions of VUL Separate Account-I and the Fixed Account of NYLIAC.

    No Federal income tax is payable on investment income or capital gains of VUL Separate Account-I under current Federal income tax law.

    Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

    Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

    Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

    The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

A
    t December 31, 2000, the investments of VUL Separate Account-I are as follows:

                                             MAINSTAY VP        MAINSTAY VP
                                               CAPITAL             CASH             MAINSTAY VP          MAINSTAY VP
                                             APPRECIATION       MANAGEMENT          CONVERTIBLE           GOVERNMENT
                                             --------------------------------------------------------------------
Number of shares...........................       7,847            44,042                 702                   428
Identified cost*...........................    $274,137          $ 44,042              $8,464              $  4,303

                                             MAINSTAY VP
                                               AMERICAN         MAINSTAY VP         MAINSTAY VP             ALGER
                                               CENTURY         DREYFUS LARGE        EAGLE ASSET            AMERICAN
                                               INCOME &           COMPANY            MANAGEMENT             SMALL
                                                GROWTH             VALUE           GROWTH EQUITY        CAPITALIZATION
                                             --------------------------------------------------------------------
Number of shares...........................         101                56                 343                   679
Identified cost*...........................    $  1,222          $    618              $6,336              $ 15,736

* The cost stated also represents the aggregate cost for Federal income tax purposes.

  Investment activity for the year ended December 31, 2000, was as follows:

                                             MAINSTAY VP        MAINSTAY VP
                                               CAPITAL             CASH             MAINSTAY VP          MAINSTAY VP
                                             APPRECIATION       MANAGEMENT          CONVERTIBLE           GOVERNMENT
                                             --------------------------------------------------------------------
Purchases..................................    $164,721          $853,771              $5,704              $  1,670
Proceeds from sales........................     125,298           832,492                 352                 1,111

                                             MAINSTAY VP
                                               AMERICAN         MAINSTAY VP         MAINSTAY VP             ALGER
                                               CENTURY         DREYFUS LARGE        EAGLE ASSET            AMERICAN
                                               INCOME &           COMPANY            MANAGEMENT             SMALL
                                                GROWTH             VALUE           GROWTH EQUITY        CAPITALIZATION
                                             --------------------------------------------------------------------
Purchases..................................    $  1,267          $    646              $6,507              $854,788
Proceeds from sales........................          76                49                 293               849,131

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

      MAINSTAY VP      MAINSTAY VP     MAINSTAY VP                                  MAINSTAY VP       MAINSTAY VP
       HIGH YIELD     INTERNATIONAL       TOTAL       MAINSTAY VP   MAINSTAY VP        GROWTH           INDEXED
     CORPORATE BOND      EQUITY          RETURN          VALUE         BOND            EQUITY           EQUITY
     -------------------------------------------------------------------------------------------------------------
          3,191              581           2,564          2,129           734           3,181             5,028
        $35,653          $ 7,276        $ 45,049        $32,418       $ 9,591         $88,192          $147,496

                                                                    JANUS ASPEN    MORGAN STANLEY
        CALVERT         FIDELITY        FIDELITY      JANUS ASPEN     SERIES            UIF             T. ROWE
         SOCIAL          VIP II            VIP          SERIES       WORLDWIDE    EMERGING MARKETS       PRICE
        BALANCED      CONTRAFUND(R)   EQUITY-INCOME    BALANCED       GROWTH           EQUITY        EQUITY INCOME
     -------------------------------------------------------------------------------------------------------------
            824            2,172             714          1,825         2,032           1,006                39
        $ 1,785          $55,188        $ 17,533        $45,650       $90,522         $10,354          $    729

      MAINSTAY VP      MAINSTAY VP     MAINSTAY VP                                  MAINSTAY VP       MAINSTAY VP
       HIGH YIELD     INTERNATIONAL       TOTAL       MAINSTAY VP   MAINSTAY VP        GROWTH           INDEXED
     CORPORATE BOND      EQUITY          RETURN          VALUE         BOND            EQUITY           EQUITY
     -------------------------------------------------------------------------------------------------------------
        $ 9,110          $12,151        $ 11,173        $ 5,940       $ 2,639         $83,790          $442,158
          1,803           10,164           2,899          2,118           731          60,661           412,452

                                                                    JANUS ASPEN    MORGAN STANLEY
        CALVERT         FIDELITY        FIDELITY      JANUS ASPEN     SERIES            UIF             T. ROWE
         SOCIAL          VIP II            VIP          SERIES       WORLDWIDE    EMERGING MARKETS       PRICE
        BALANCED      CONTRAFUND(R)   EQUITY-INCOME    BALANCED       GROWTH           EQUITY        EQUITY INCOME
     -------------------------------------------------------------------------------------------------------------
        $   867          $42,190        $182,616        $26,743       $56,291         $ 7,743          $    732
             77           20,010         178,563            853        14,429           2,064                88

NOTE 3--Mortality and Expense Risk and Administrative Charges:
--------------------------------------------------------------------------------

V
    UL Separate Account-I is charged for administrative services provided and the mortality and expense risks assumed by NYLIAC. For VUL and SVUL policies, these charges are made daily at an annual rate of .70% of the daily net asset value of each Investment Division. NYLIAC may increase these charges in the future up to a maximum annual rate of 1.00%. For VUL 2000 policies, the mortality and expense risk charge is made daily at an annual rate of .50% of the daily net asset value of each Investment Division. NYLIAC may increase this charge to a maximum annual rate of .80%.

    The amounts of these charges retained in the Investment Divisions represent funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the Policyowners.

    For VUL 2000 policies, an administrative charge is assessed at the policy level based on the cash value in the Separate Account as follows: .20% if less than $10,000; .15% if $10,000 to $19,999.99; .10% if $20,000 to $29,999.99; .05%
if $30,000 to $49,999.99; 0% if $50,000 or more. NYLIAC may increase the administrative charge in the future up to an annual maximum rate of .20% of the Separate Account cash value.

--------------------------------------------------------------------------------
NOTE 4 --Distribution of Net Income:
--------------------------------------------------------------------------------

V
    UL Separate Account-I does not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits or transfers) in excess of the net premium payments.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------

T
    ransactions in accumulation units for the years ended December 31, 2000, December 31, 1999, and December 31, 1998 were as follows:


                                                 MAINSTAY VP                   MAINSTAY VP
                                            CAPITAL APPRECIATION             CASH MANAGEMENT
                                         ---------------------------   ---------------------------
                                          2000     1999(A)    1998      2000     1999(A)    1998
                                         ---------------------------------------------------------
VUL AND SVUL POLICIES
Units issued on premium payments.......   1,703     1,998     2,003    12,804    51,235     46,217
Units redeemed on cost of insurance....    (718)     (687)     (727)   (1,140)   (2,039)    (1,679)
Units redeemed on surrenders...........    (366)     (293)     (266)     (539)     (390)      (289)
Units issued (redeemed) on net
  transfers from (to) Fixed Account....     (47)     (242)     (177)    2,717      (646)      (569)
Units issued (redeemed) on transfers
  between
  Investment Divisions.................    (319)      585       331    (1,205)   (42,359)  (38,887)
Units redeemed on death benefits.......     (10)       (8)      (12)       (3)       --        (15)
                                         -------   -------   -------   -------   -------   -------
  Net increase (decrease)..............     243     1,353     1,152    12,634     5,801      4,778
Units outstanding, beginning of year...   7,630     6,277     5,125    17,483    11,682      6,904
                                         -------   -------   -------   -------   -------   -------
Units outstanding, end of year.........   7,873     7,630     6,277    30,117    17,483     11,682
                                         =======   =======   =======   =======   =======   =======
VUL 2000 POLICIES
Units issued on premium payments.......     754        13        --     2,379        27         --
Units redeemed on cost of insurance....    (195)       (3)       --      (277)      (22)        --
Units redeemed on surrenders...........      (9)       --        --        (4)       --         --
Units issued (redeemed) on net
  transfers from (to) Fixed Account....     787        56        --     3,753       427         --
Units issued (redeemed) on transfers
  between
  Investment Divisions.................      30         4        --    (3,052)     (164)        --
Units redeemed on death benefits.......      (1)       --        --        --        --         --
                                         -------   -------   -------   -------   -------   -------
  Net increase (decrease)..............   1,366        70        --     2,799       268         --
Units outstanding, beginning of year...      70        --        --       268        --         --
                                         -------   -------   -------   -------   -------   -------
Units outstanding, end of year.........   1,436        70        --     3,067       268         --
                                         =======   =======   =======   =======   =======   =======


                                                 MAINSTAY VP                   MAINSTAY VP
                                            INTERNATIONAL EQUITY              TOTAL RETURN
                                         ---------------------------   ---------------------------
                                          2000     1999(A)    1998      2000     1999(A)    1998
                                         ---------------------------------------------------------
VUL AND SVUL POLICIES
Units issued on premium payments.......      92       102       113       432       513        509
Units redeemed on cost of insurance....     (34)      (32)      (39)     (190)     (178)      (187)
Units redeemed on surrenders...........     (13)      (10)      (19)      (88)      (75)       (68)
Units issued (redeemed) on net
  transfers from (to) Fixed Account....      (1)      (17)      (11)      (21)      (61)       (50)
Units issued (redeemed) on transfers
  between
  Investment Divisions.................      18        25       (14)      (74)       86         35
Units redeemed on death benefits.......      --        (6)       (7)       (4)       (1)        (7)
                                         -------   -------   -------   -------   -------   -------
  Net increase (decrease)..............      62        62        23        55       284        232
Units outstanding, beginning of year...     343       281       258     2,040     1,756      1,524
                                         -------   -------   -------   -------   -------   -------
Units outstanding, end of year.........     405       343       281     2,095     2,040      1,756
                                         =======   =======   =======   =======   =======   =======
VUL 2000 POLICIES
Units issued on premium payments.......      29        --        --        97         1         --
Units redeemed on cost of insurance....      (6)       --        --       (24)       --         --
Units redeemed on surrenders...........      --        --        --        (1)       --         --
Units issued (redeemed) on net
  transfers from (to) Fixed Account....      22         1        --       118         8         --
Units issued (redeemed) on transfers
  between
  Investment Divisions.................      23        --        --         1        --         --
Units redeemed on death benefits.......      --        --        --        --        --         --
                                         -------   -------   -------   -------   -------   -------
  Net increase (decrease)..............      68         1        --       191         9         --
Units outstanding, beginning of year...       1        --        --         9        --         --
                                         -------   -------   -------   -------   -------   -------
Units outstanding, end of year.........      69         1        --       200         9         --
                                         =======   =======   =======   =======   =======   =======

(a) For VUL 2000 policies, represents the period September 28, 1999 (Commencement of Operations) through December 31, 1999.
(b) For VUL/SVUL policies, represents the period May 19, 2000 (Commencement of Operations) through December 31, 2000.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                                                                        MAINSTAY VP
            MAINSTAY VP                   MAINSTAY VP                   HIGH YIELD
            CONVERTIBLE                   GOVERNMENT                  CORPORATE BOND
    ---------------------------   ---------------------------   ---------------------------
     2000     1999(A)    1998      2000     1999(A)    1998      2000     1999(A)    1998
    ---------------------------------------------------------------------------------------
         72       59         61        68       77         59       476      524        518
        (23)     (19)       (19)      (27)     (25)       (19)     (171)    (166)      (162)
         (4)      (6)        (2)       (8)     (10)        (4)      (62)     (59)       (32)
          7       (3)        (3)        4       (5)        (3)      (12)     (37)       (20)
         53       15         32       (22)     (22)        89       (74)      31        129
         --       --         --        (1)      --         (2)      (12)      (1)        (1)
    -------   -------   -------   -------   -------   -------   -------   -------   -------
        105       46         69        14       15        120       145      292        432
        190      144         75       270      255        135     1,581    1,289        857
    -------   -------   -------   -------   -------   -------   -------   -------   -------
        295      190        144       284      270        255     1,726    1,581      1,289
    =======   =======   =======   =======   =======   =======   =======   =======   =======
         93        1         --         6       --         --        74        1         --
        (25)      --         --        (2)      --         --       (17)      --         --
         (1)      --         --        --       --         --        (1)      --         --
        160        3         --         6        1         --        82        8         --
          4        3         --         2       --         --        (3)      --         --
         (1)      --         --        --       --         --        --       --         --
    -------   -------   -------   -------   -------   -------   -------   -------   -------
        230        7         --        12        1         --       135        9         --
          7       --         --         1       --         --         9       --         --
    -------   -------   -------   -------   -------   -------   -------   -------   -------
        237        7         --        13        1         --       144        9         --
    =======   =======   =======   =======   =======   =======   =======   =======   =======


            MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP
               VALUE                         BOND                      GROWTH EQUITY
    ---------------------------   ---------------------------   ---------------------------
     2000     1999(A)    1998      2000     1999(A)    1998      2000     1999(A)    1998
    ---------------------------------------------------------------------------------------
        480      556        563       143      157        131       504      558        545
       (171)    (173)      (184)      (53)     (50)       (46)     (193)    (182)      (171)
        (78)     (58)       (41)      (24)     (20)       (16)      (76)     (70)       (42)
        (12)     (39)       (26)       --      (11)        (8)       (3)     (50)       (30)
       (117)     (14)        88        (8)      21         53        33      142        151
         (2)      (7)        (8)       --       --        (21)       (1)      (2)        (1)
    -------   -------   -------   -------   -------   -------   -------   -------   -------
        100      265        392        58       97         93       264      396        452
      1,578    1,313        921       520      423        330     1,947    1,551      1,099
    -------   -------   -------   -------   -------   -------   -------   -------   -------
      1,678    1,578      1,313       578      520        423     2,211    1,947      1,551
    =======   =======   =======   =======   =======   =======   =======   =======   =======
         43        2         --        15       --         --       311        5         --
        (12)      --         --        (5)      --         --       (79)      (1)        --
         (1)      --         --        --       --         --        (5)      --         --
         28        6         --        29        1         --       345       22         --
          7       --         --        15       --         --        31       --         --
         --       --         --        --       --         --        (1)      --         --
    -------   -------   -------   -------   -------   -------   -------   -------   -------
         65        8         --        54        1         --       602       26         --
          8       --         --         1       --         --        26       --         --
    -------   -------   -------   -------   -------   -------   -------   -------   -------
         73        8         --        55        1         --       628       26         --
    =======   =======   =======   =======   =======   =======   =======   =======   =======

--------------------------------------------------------------------------------

                                                                               MAINSTAY VP
                                                 MAINSTAY VP                AMERICAN CENTURY
                                               INDEXED EQUITY                INCOME & GROWTH
                                         ---------------------------   ---------------------------
                                          2000     1999(A)    1998     2000(B)   1999(A)    1998
                                         ---------------------------------------------------------
VUL AND SVUL POLICIES
Units issued on premium payments.......    1,113     1,172       900         3        --        --
Units redeemed on cost of insurance....     (394)     (356)     (289)       --        --        --
Units redeemed on surrenders...........     (151)     (108)      (73)       --        --        --
Units issued (redeemed) on net
  transfers from (to) Fixed Account....       21      (101)      (47)        2        --        --
Units issued (redeemed) on transfers
  between Investment Divisions.........     (152)      273       667        35        --        --
Units redeemed on death benefits.......       (6)       (2)       (2)       --        --        --
                                         -------   -------   -------   -------   -------   -------
  Net increase (decrease)..............      431       878     1,156        40        --        --
Units outstanding, beginning of year...    3,369     2,491     1,335        --        --        --
                                         -------   -------   -------   -------   -------   -------
Units outstanding, end of year.........    3,800     3,369     2,491        40        --        --
                                         =======   =======   =======   =======   =======   =======
VUL 2000 POLICIES
Units issued on premium payments.......      713        80        --        43         1        --
Units redeemed on cost of insurance....     (182)       (4)       --       (10)       --        --
Units redeemed on surrenders...........       (8)       --        --        (2)       --        --
Units issued (redeemed) on net
  transfers from (to) Fixed Account....      635        97        --        39         2        --
Units issued (redeemed) on transfers
  between
  Investment Divisions.................       40         3        --         5        --        --
Units redeemed on death benefits.......       (1)       --        --        --        --        --
                                         -------   -------   -------   -------   -------   -------
  Net increase (decrease)..............    1,197       176        --        75         3        --
Units outstanding, beginning of year...      176        --        --         3        --        --
                                         -------   -------   -------   -------   -------   -------
Units outstanding, end of year.........    1,373       176        --        78         3        --
                                         =======   =======   =======   =======   =======   =======


                                                  FIDELITY                      FIDELITY
                                                   VIP II                          VIP
                                                CONTRAFUND(R)                 EQUITY-INCOME
                                         ---------------------------   ---------------------------
                                          2000     1999(A)    1998      2000     1999(A)    1998
                                         ---------------------------------------------------------
VUL AND SVUL POLICIES
Units issued on premium payments.......      768       723       542       399       320       267
Units redeemed on cost of insurance....     (242)     (207)     (151)     (100)      (95)      (70)
Units redeemed on surrenders...........      (65)      (37)      (31)      (27)      (18)      (13)
Units issued (redeemed) on net
  transfers from (to) Fixed Account....        4       (41)      (14)        6       (11)       (5)
Units issued (redeemed) on transfers
  between
  Investment Divisions.................       44       310       283      (155)       71       210
Units redeemed on death benefits.......       (2)       (3)       (8)       --        (1)       --
                                         -------   -------   -------   -------   -------   -------
  Net increase (decrease)..............      507       745       621       123       266       389
Units outstanding, beginning of year...    1,814     1,069       448       833       567       178
                                         -------   -------   -------   -------   -------   -------
Units outstanding, end of year.........    2,321     1,814     1,069       956       833       567
                                         =======   =======   =======   =======   =======   =======
VUL 2000 POLICIES
Units issued on premium payments.......      371         9        --        85         2        --
Units redeemed on cost of insurance....      (94)       (2)       --       (24)       (1)       --
Units redeemed on surrenders...........       (6)       --        --        (1)       --        --
Units issued (redeemed) on net
  transfers from (to) Fixed Account....      363        33        --       114        20        --
Units issued (redeemed) on transfers
  between
  Investment Divisions.................       17        --        --         4        --        --
Units redeemed on death benefits.......       (3)       --        --        --        --        --
                                         -------   -------   -------   -------   -------   -------
  Net increase (decrease)..............      648        40        --       178        21        --
Units outstanding, beginning of year...       40        --        --        21        --        --
                                         -------   -------   -------   -------   -------   -------
Units outstanding, end of year.........      688        40        --       199        21        --
                                         =======   =======   =======   =======   =======   =======

(a) For VUL 2000 policies, represents the period September 28, 1999 (Commencement of Operations) through December 31, 1999.
(b) For VUL/SVUL policies, represents the period May 19, 2000 (Commencement of Operations) through December 31, 2000.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

             MAINSTAY VP                      MAINSTAY VP                         ALGER
            DREYFUS LARGE                     EAGLE ASSET                        AMERICAN
               COMPANY                         MANAGEMENT                         SMALL
                VALUE                        GROWTH EQUITY                    CAPITALIZATION
    ------------------------------   ------------------------------   ------------------------------
    2000(B)    1999(A)      1998     2000(B)    1999(A)      1998       2000     1999(A)      1998
    ------------------------------------------------------------------------------------------------
          1         --         --         35         --         --        260        272        202
         --         --         --         (5)        --         --        (86)       (77)       (71)
         --         --         --         --         --         --        (26)       (13)       (12)
          3         --         --         18         --         --        126        (11)        (4)
          3         --         --        165         --         --       (262)       379        112
         --         --         --         --         --         --         --         (3)        --
    -------    -------    -------    -------    -------    -------    -------    -------    -------
          7         --         --        213         --         --         12        547        227
         --         --         --         --         --         --        954        407        180
    -------    -------    -------    -------    -------    -------    -------    -------    -------
          7         --         --        213         --         --        966        954        407
    =======    =======    =======    =======    =======    =======    =======    =======    =======
         33          1         --        124         --         --        194          1         --
         (8)        --         --        (26)        --         --        (46)        --         --
         (1)        --         --         (1)        --         --         (1)        --         --
         22          1         --        130         10         --        231          3         --
          3         --         --         14         --         --         12          1         --
         --         --         --         --         --         --         (1)        --         --
    -------    -------    -------    -------    -------    -------    -------    -------    -------
         49          2         --        241         10         --        389          5         --
          2         --         --         10         --         --          5         --         --
    -------    -------    -------    -------    -------    -------    -------    -------    -------
         51          2         --        251         10         --        394          5         --
    =======    =======    =======    =======    =======    =======    =======    =======    =======


                CALVERT
            SOCIAL BALANCED
     ------------------------------
       2000     1999(A)      1998
    ------------------------------------------------------------------------------------------------   -----------------------------
-
          25         22         16
          (9)        (8)        (5)
          (2)        (2)        (3)
           2         (1)        --
           5         20         10
          --         --         --
     -------    -------    -------
          21         31         18
          64         33         15
     -------    -------    -------
          85         64         33
     =======    =======    =======
          19         --         --
          (4)        --         --
          --         --         --
          23          1         --
          --         --         --
          --         --         --
     -------    -------    -------
          38          1         --
           1         --         --
     -------    -------    -------
          39          1         --
     =======    =======    =======

                                              JANUS ASPEN                     MORGAN STANLEY
             JANUS ASPEN                         SERIES                            UIF
                SERIES                         WORLDWIDE                     EMERGING MARKETS
               BALANCED                          GROWTH                           EQUITY
    ------------------------------   ------------------------------   ------------------------------
      2000     1999(A)      1998       2000     1999(A)      1998       2000     1999(A)      1998
    ------------------------------------------------------------------------------------------------
        526        425        180        680        710        596        160        156        181
       (168)      (108)       (47)      (239)      (218)      (179)       (56)       (42)       (46)
        (38)       (14)       (10)       (80)       (45)       (33)       (18)       (11)        (9)
         41         (8)        (4)        20        (37)       (17)       (16)       (14)        (4)
        136        407        157        401        300        317        118         72         10
         --         --         (8)        (2)        (2)        (4)        --         (2)        (4)
    -------    -------    -------    -------    -------    -------    -------    -------    -------
        497        702        268        780        708        680        188        159        128
      1,092        390        122      2,010      1,302        622        456        297        169
    -------    -------    -------    -------    -------    -------    -------    -------    -------
      1,589      1,092        390      2,790      2,010      1,302        644        456        297
    =======    =======    =======    =======    =======    =======    =======    =======    =======
        546         12         --        607          7         --        106          1         --
       (143)        (2)        --       (153)        (1)        --        (26)        --         --
        (10)        --         --         (7)        --         --         (1)        --         --
        626         64         --        670         39         --         81          3         --
         15          3         --         27         --         --         (2)        --         --
         (3)        --         --         (1)        --         --         (1)        --         --
    -------    -------    -------    -------    -------    -------    -------    -------    -------
      1,031         77         --      1,143         45         --        157          4         --
         77         --         --         45         --         --          4         --         --
    -------    -------    -------    -------    -------    -------    -------    -------    -------
      1,108         77         --      1,188         45         --        161          4         --
    =======    =======    =======    =======    =======    =======    =======    =======    =======


                T. ROWE
                 PRICE
             EQUITY INCOME
     ------------------------------
     2000(B)    1999(A)      1998
    ------------------------------------------------------------------------------------------------   -----------------------------
-
           1         --         --
          --         --         --
          --         --         --
           1         --         --
           3         --         --
          --         --         --
     -------    -------    -------
           5         --         --
          --         --         --
     -------    -------    -------
           5         --         --
     =======    =======    =======
          37          1         --
         (10)        --         --
          --         --         --
          29          8         --
          (1)        --         --
          --         --         --
     -------    -------    -------
          55          9         --
           9         --         --
     -------    -------    -------
          64          9         --
     =======    =======    =======

NOTE 6--Selected Per Unit Data+:
--------------------------------------------------------------------------------

T
    he following table presents selected per accumulation unit income and capital changes (for an accumulation unit outstanding throughout each year) with respect to each Investment Division of VUL Separate Account-I:

                                                                                 MAINSTAY VP
                                                                            CAPITAL APPRECIATION
                                                               -----------------------------------------------
                                                                2000     1999(B)    1998      1997      1996
                                                               -----------------------------------------------
VUL AND SVUL POLICIES
Unit value, beginning of year..............................    $32.37    $25.99    $18.95    $15.45    $13.10
Net investment income (loss)...............................     (0.23)    (0.19)    (0.12)    (0.12)    (0.09)
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received....     (3.44)     6.57      7.16      3.62      2.44
                                                               ------    ------    ------    ------    ------
Unit value, end of year....................................    $28.70    $32.37    $25.99    $18.95    $15.45
                                                               ======    ======    ======    ======    ======
VUL 2000 POLICIES
Unit value, beginning of year..............................    $12.12    $10.00    $   --    $   --    $   --
Net investment income (loss)...............................     (0.06)    (0.01)       --        --        --
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received....     (1.30)     2.13        --        --        --
                                                               ------    ------    ------    ------    ------
Unit value, end of year....................................    $10.76    $12.12    $   --    $   --    $   --
                                                               ======    ======    ======    ======    ======

                                                                                 MAINSTAY VP
                                                                                 GOVERNMENT
                                                               -----------------------------------------------
                                                                2000     1999(B)    1998      1997      1996
                                                               -----------------------------------------------
VUL AND SVUL POLICIES
Unit value, beginning of year..............................    $13.19    $13.52    $12.49    $11.49    $11.31
Net investment income (loss)...............................      0.80      0.60      0.71      0.71      0.76
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received....      0.71     (0.93)     0.32      0.29     (0.58)
                                                               ------    ------    ------    ------    ------
Unit value, end of year....................................    $14.70    $13.19    $13.52    $12.49    $11.49
                                                               ======    ======    ======    ======    ======
VUL 2000 POLICIES
Unit value, beginning of year..............................    $10.05    $10.00    $   --    $   --    $   --
Net investment income (loss)...............................      1.18      1.04        --        --        --
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received....     (0.01)    (0.99)       --        --        --
                                                               ------    ------    ------    ------    ------
Unit value, end of year....................................    $11.22    $10.05    $   --    $   --    $   --
                                                               ======    ======    ======    ======    ======

                                                                                 MAINSTAY VP
                                                                                TOTAL RETURN
                                                               -----------------------------------------------
                                                                2000     1999(B)    1998      1997      1996
                                                               -----------------------------------------------
VUL AND SVUL POLICIES
Unit value, beginning of year..............................    $23.62    $20.32    $16.10    $13.76    $12.37
Net investment income (loss)...............................      0.32      0.27      0.27      0.26      0.26
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received....     (1.51)     3.03      3.95      2.08      1.13
                                                               ------    ------    ------    ------    ------
Unit value, end of year....................................    $22.43    $23.62    $20.32    $16.10    $13.76
                                                               ======    ======    ======    ======    ======
VUL 2000 POLICIES
Unit value, beginning of year..............................    $11.44    $10.00    $   --    $   --    $   --
Net investment income (loss)...............................      0.45      0.31        --        --        --
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received....     (1.00)     1.13        --        --        --
                                                               ------    ------    ------    ------    ------
Unit value, end of year....................................    $10.89    $11.44    $   --    $   --    $   --
                                                               ======    ======    ======    ======    ======

 +  Per unit data based on average monthly units outstanding during the year.
(a) For the period October 1, 1996 (Commencement of Operations) through December 31, 1996.
(b) For VUL 2000 policies, represents the period September 28, 1999 (Commencement of Operations) through December 31, 1999.
(c) For VUL/SVUL policies, represents the period May 19, 2000 (Commencement of Operations) through December 31, 2000.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                      MAINSTAY VP                                       MAINSTAY VP
                    CASH MANAGEMENT                                     CONVERTIBLE
    -----------------------------------------------   -----------------------------------------------
     2000     1999(B)    1998      1997      1996      2000     1999(B)    1998      1997     1996(A)
    -------------------------------------------------------------------------------------------------
    $ 1.28    $ 1.23    $ 1.18    $ 1.13    $ 1.08    $17.28    $12.26    $11.81    $10.31    $10.00
      0.07      0.06      0.05      0.05      0.04      0.59      0.56      0.68      0.64      0.16
        --     (0.01)       --        --      0.01     (1.57)     4.46     (0.23)     0.86      0.15
    ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
    $ 1.35    $ 1.28    $ 1.23    $ 1.18    $ 1.13    $16.30    $17.28    $12.26    $11.81    $10.31
    ======    ======    ======    ======    ======    ======    ======    ======    ======    ======
    $ 1.01    $ 1.00    $   --    $   --    $   --    $12.02    $10.00    $   --    $   --    $   --
      0.06      0.01        --        --        --      0.96      0.95        --        --        --
     (0.01)       --        --        --        --     (1.62)     1.07        --        --        --
    ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
    $ 1.06    $ 1.01    $   --    $   --    $   --    $11.36    $12.02    $   --    $   --    $   --
    ======    ======    ======    ======    ======    ======    ======    ======    ======    ======

                      MAINSTAY VP                                       MAINSTAY VP
                      HIGH YIELD                                       INTERNATIONAL
                    CORPORATE BOND                                        EQUITY
    -----------------------------------------------   -----------------------------------------------
     2000     1999(B)    1998      1997      1996      2000     1999(B)    1998      1997      1996
    -------------------------------------------------------------------------------------------------
    $16.35    $14.58    $14.31    $12.75    $10.95    $18.97    $14.92    $12.20    $11.69    $10.65
      2.03      1.90      1.46      0.67      0.61        --     (0.05)     0.26      0.33      0.58
     (3.10)    (0.13)    (1.19)     0.89      1.19     (3.53)     4.10      2.46      0.18      0.46
    ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
    $15.28    $16.35    $14.58    $14.31    $12.75    $15.44    $18.97    $14.92    $12.20    $11.69
    ======    ======    ======    ======    ======    ======    ======    ======    ======    ======
    $10.36    $10.00    $   --    $   --    $   --    $11.56    $10.00    $   --    $   --    $   --
      2.42      2.31        --        --        --      0.11     (0.01)       --        --        --
     (3.08)    (1.95)       --        --        --     (2.25)     1.57        --        --        --
    ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
    $ 9.70    $10.36    $   --    $   --    $   --    $ 9.42    $11.56    $   --    $   --    $   --
    ======    ======    ======    ======    ======    ======    ======    ======    ======    ======

                      MAINSTAY VP                                       MAINSTAY VP
                         VALUE                                             BOND
    -----------------------------------------------   -----------------------------------------------
     2000     1999(B)    1998      1997      1996      2000     1999(B)    1998      1997      1996
    -------------------------------------------------------------------------------------------------
    $17.85    $16.52    $17.35    $14.22    $11.62    $13.68    $13.99    $12.91    $11.85    $11.70
      0.14      0.12      0.18      0.12      0.12      0.89      0.80      0.72      0.80      0.92
      2.02      1.21     (1.01)     3.01      2.48      0.34     (1.11)     0.36      0.26     (0.77)
    ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
    $20.01    $17.85    $16.52    $17.35    $14.22    $14.91    $13.68    $13.99    $12.91    $11.85
    ======    ======    ======    ======    ======    ======    ======    ======    ======    ======
    $10.57    $10.00    $   --    $   --    $   --    $10.01    $10.00    $   --    $   --    $   --
      0.22      0.22        --        --        --      1.82      1.71        --        --        --
      1.08      0.35        --        --        --     (0.89)    (1.70)       --        --        --
    ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
    $11.87    $10.57    $   --    $   --    $   --    $10.94    $10.01    $   --    $   --    $   --
    ======    ======    ======    ======    ======    ======    ======    ======    ======    ======

--------------------------------------------------------------------------------

                                                                                 MAINSTAY VP
                                                                                GROWTH EQUITY
                                                               -----------------------------------------------
                                                                2000     1999(B)    1998      1997      1996
                                                               -----------------------------------------------
VUL AND SVUL POLICIES
Unit value, beginning of year..............................    $32.85    $25.45    $20.25    $16.09    $13.01
Net investment income (loss)...............................     (0.04)       --      0.06      0.04      0.08
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received....     (1.28)     7.40      5.14      4.12      3.00
                                                               ------    ------    ------    ------    ------
Unit value, end of year....................................    $31.53    $32.85    $25.45    $20.25    $16.09
                                                               ======    ======    ======    ======    ======
VUL 2000 POLICIES
Unit value, beginning of year..............................    $12.25    $10.00    $   --    $   --    $   --
Net investment income (loss)...............................      0.08      0.12        --        --        --
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received....     (0.55)     2.13        --        --        --
                                                               ------    ------    ------    ------    ------
Unit value, end of year....................................    $11.78    $12.25    $   --    $   --    $   --
                                                               ======    ======    ======    ======    ======

                                                                                      MAINSTAY VP
                                                                  MAINSTAY VP         EAGLE ASSET
                                                                 DREYFUS LARGE        MANAGEMENT
                                                                 COMPANY VALUE       GROWTH EQUITY
                                                               -----------------   -----------------
                                                               2000(C)   1999(B)   2000(C)   1999(B)
                                                               -------------------------------------
VUL AND SVUL POLICIES
Unit value, beginning of year..............................    $10.00    $   --    $10.00    $   --
Net investment income (loss)...............................      0.10        --     (0.04)       --
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received....      0.26        --     (0.71)       --
                                                               ------    ------    ------    ------
Unit value, end of year....................................    $10.36    $   --    $ 9.25    $   --
                                                               ======    ======    ======    ======
VUL 2000 POLICIES
Unit value, beginning of year..............................    $10.34    $10.00    $13.90    $10.00
Net investment income (loss)...............................      0.11      0.16     (0.07)       --
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received....      0.51      0.18     (1.38)     3.90
                                                               ------    ------    ------    ------
Unit value, end of year....................................    $10.96    $10.34    $12.45    $13.90
                                                               ======    ======    ======    ======

                                                                        FIDELITY VIP II CONTRAFUND(R)
                                                               -----------------------------------------------
                                                                2000     1999(B)    1998      1997     1996(A)
                                                               -----------------------------------------------
VUL AND SVUL POLICIES
Unit value, beginning of year..............................    $20.41    $16.54    $12.81    $10.39    $10.00
Net investment income (loss)...............................     (0.08)    (0.06)    (0.04)    (0.06)    (0.01)
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received....     (1.41)     3.93      3.77      2.48      0.40
                                                               ------    ------    ------    ------    ------
Unit value, end of year....................................    $18.92    $20.41    $16.54    $12.81    $10.39
                                                               ======    ======    ======    ======    ======
VUL 2000 POLICIES
Unit value, beginning of year..............................    $11.84    $10.00    $   --    $   --    $   --
Net investment income (loss)...............................     (0.05)    (0.01)       --        --        --
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received....     (0.79)     1.85        --        --        --
                                                               ------    ------    ------    ------    ------
Unit value, end of year....................................    $11.00    $11.84    $   --    $   --    $   --
                                                               ======    ======    ======    ======    ======

 +  Per unit data based on average monthly units outstanding during the year.
(a) For the period October 1, 1996 (Commencement of Operations) through December 31, 1996.
(b) For VUL 2000 policies, represents the period September 28, 1999 (Commencement of Operations) through December 31, 1999.
(c) For VUL/SVUL policies, represents the period May 19, 2000 (Commencement of Operations) through December 31, 2000.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                                                         MAINSTAY VP
                      MAINSTAY VP                     AMERICAN CENTURY
                    INDEXED EQUITY                     INCOME & GROWTH
    -----------------------------------------------   -----------------
     2000     1999(B)    1998      1997      1996     2000(C)   1999(B)
    -------------------------------------------------------------------
    $35.28    $29.44    $23.07    $17.49    $14.39    $10.00    $   --
      0.09      0.16      0.17      0.22      0.24      0.05        --
     (3.60)     5.68      6.20      5.36      2.86     (0.65)       --
    ------    ------    ------    ------    ------    ------    ------
    $31.77    $35.28    $29.44    $23.07    $17.49    $ 9.40    $   --
    ======    ======    ======    ======    ======    ======    ======
    $11.47    $10.00    $   --    $   --    $   --    $10.93    $10.00
      0.13      0.22        --        --        --      0.08      0.11
     (1.25)     1.25        --        --        --     (1.30)     0.82
    ------    ------    ------    ------    ------    ------    ------
    $10.35    $11.47    $   --    $   --    $   --    $ 9.71    $10.93
    ======    ======    ======    ======    ======    ======    ======


                    ALGER AMERICAN                                        CALVERT
                 SMALL CAPITALIZATION                                 SOCIAL BALANCED
    -----------------------------------------------   -----------------------------------------------
     2000     1999(B)    1998      1997     1996(A)    2000     1999(B)    1998      1997     1996(A)
    -------------------------------------------------------------------------------------------------
    $17.46    $12.26    $10.69    $ 9.66    $10.00    $15.28    $13.71    $11.88    $ 9.96    $10.00
     (0.12)    (0.10)    (0.11)    (0.07)    (0.01)     0.18      0.33      0.36      0.40      0.21
     (4.72)     5.30      1.68      1.10     (0.33)    (0.76)     1.24      1.47      1.52     (0.25)
    ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
    $12.62    $17.46    $12.26    $10.69    $ 9.66    $14.70    $15.28    $13.71    $11.88    $ 9.96
    ======    ======    ======    ======    ======    ======    ======    ======    ======    ======
    $13.06    $10.00    $   --    $   --    $   --    $10.72    $10.00    $   --    $   --    $   --
     (0.06)    (0.02)       --        --        --      0.35      0.61        --        --        --
     (3.54)     3.08        --        --        --     (0.74)     0.11        --        --        --
    ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
    $ 9.46    $13.06    $   --    $   --    $   --    $10.33    $10.72    $   --    $   --    $   --
    ======    ======    ======    ======    ======    ======    ======    ======    ======    ======

              FIDELITY VIP EQUITY-INCOME                        JANUS ASPEN SERIES BALANCED
    -----------------------------------------------   -----------------------------------------------
     2000     1999(B)    1998      1997     1996(A)    2000     1999(B)    1998      1997     1996(A)
    -------------------------------------------------------------------------------------------------
    $15.46    $14.64    $13.21    $10.38    $10.00    $20.66    $16.41    $12.31    $10.15    $10.00
      0.11      0.08      0.02     (0.04)    (0.01)     0.43      0.39      0.52      0.35      0.17
      1.07      0.74      1.41      2.87      0.39     (1.05)     3.86      3.58      1.81     (0.02)
    ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
    $16.64    $15.46    $14.64    $13.21    $10.38    $20.04    $20.66    $16.41    $12.31    $10.15
    ======    ======    ======    ======    ======    ======    ======    ======    ======    ======
    $10.58    $10.00    $   --    $   --    $   --    $11.57    $10.00    $   --    $   --    $   --
      0.02     (0.01)       --        --        --      0.35      0.21        --        --        --
      0.81      0.59        --        --        --     (0.67)     1.36        --        --        --
    ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
    $11.41    $10.58    $   --    $   --    $   --    $11.25    $11.57    $   --    $   --    $   --
    ======    ======    ======    ======    ======    ======    ======    ======    ======    ======

--------------------------------------------------------------------------------

                                                                                 Janus Aspen
                                                                           Series Worldwide Growth
                                                               -----------------------------------------------
                                                                2000     1999(B)    1998      1997     1996(A)
                                                               -----------------------------------------------
VUL AND SVUL POLICIES
Unit value, beginning of year..............................    $26.09    $15.97    $12.48    $10.29    $10.00
Net investment income (loss)...............................     (0.07)    (0.10)     0.29      0.06      0.09
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received....     (4.18)    10.22      3.20      2.13      0.20
                                                               ------    ------    ------    ------    ------
Unit value, end of year....................................    $21.84    $26.09    $15.97    $12.48    $10.29
                                                               ======    ======    ======    ======    ======
VUL 2000 POLICIES
Unit value, beginning of year..............................    $14.11    $10.00    $   --    $   --    $   --
Net investment income (loss)...............................      0.02     (0.01)       --        --        --
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received....     (2.29)     4.12        --        --        --
                                                               ------    ------    ------    ------    ------
Unit value, end of year....................................    $11.84    $14.11    $   --    $   --    $   --
                                                               ======    ======    ======    ======    ======

                                                                               MORGAN STANLEY
                                                                                     UIF
                                                                           EMERGING MARKETS EQUITY
                                                               -----------------------------------------------
                                                                2000     1999(B)    1998      1997     1996(A)
                                                               -----------------------------------------------
VUL AND SVUL POLICIES
Unit value, beginning of year..............................    $14.59    $ 7.51    $ 9.97    $10.01    $10.00
Net investment income (loss)...............................     (0.09)    (0.07)    (0.01)     0.06      0.02
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received....     (5.69)     7.15     (2.45)    (0.10)    (0.01)
                                                               ------    ------    ------    ------    ------
Unit value, end of year....................................    $ 8.81    $14.59    $ 7.51    $ 9.97    $10.01
                                                               ======    ======    ======    ======    ======
VUL 2000 POLICIES
Unit value, beginning of year..............................    $14.86    $10.00    $   --    $   --    $   --
Net investment income (loss)...............................     (0.06)    (0.01)       --        --        --
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received....     (5.81)     4.87        --        --        --
                                                               ------    ------    ------    ------    ------
Unit value, end of year....................................    $ 8.99    $14.86    $   --    $   --    $   --
                                                               ======    ======    ======    ======    ======

                                                                 T. ROWE PRICE
                                                                 EQUITY INCOME
                                                               -----------------
                                                               2000(C)   1999(B)
                                                               -----------------
VUL AND SVUL POLICIES
Unit value, beginning of year..............................    $10.00    $   --
Net investment income (loss)...............................      0.10        --
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received....      0.91        --
                                                               ------    ------
Unit value, end of year....................................    $11.01    $   --
                                                               ======    ======
VUL 2000 POLICIES
Unit value, beginning of year..............................    $ 9.83    $10.00
Net investment income (loss)...............................      0.18      0.08
Net realized and unrealized gains (losses) on security
  transactions and realized gain distributions received....      1.05     (0.25)
                                                               ------    ------
Unit value, end of year....................................    $11.06    $ 9.83
                                                               ======    ======

 +  Per unit data based on average monthly units outstanding during the year.
(a) For the period October 1, 1996 (Commencement of Operations) through December 31, 1996.
(b) For VUL 2000 policies, represents the period September 28, 1999 (Commencement of Operations) through December 31, 1999.
(c) For VUL/SVUL policies, represents the period May 19, 2000 (Commencement of Operations) through December 31, 2000.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors of New York Life Insurance and
Annuity Corporation and the Variable Universal Life Separate Account-I
Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations and of changes in total equity present fairly, in all material respects, the financial position of the MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP International Equity, MainStay VP Total Return, MainStay VP Value, MainStay VP Bond, MainStay VP Growth Equity, MainStay VP Indexed Equity, MainStay VP American Century Income & Growth, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, Alger American Small Capitalization, Calvert Social Balanced, formerly known as Calvert Socially Responsible, Fidelity VIP II Contrafund, Fidelity VIP Equity-Income, Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, Morgan Stanley UIF Emerging Markets Equity, formerly known as Morgan Stanley Dean Witter Emerging Markets Equity, and T. Rowe Price Equity Income Investment Divisions (constituting the NYLIAC Variable Universal Life Separate Account-I) at December 31, 2000, and the results of each of their operations and the changes in each of their total equity for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2000 by correspondence with the funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 20, 2001

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                                 BALANCE SHEET

                                                                 DECEMBER 31,
                                                              ------------------
                                                               2000       1999
                                                              -------    -------
                                                                (IN MILLIONS)
                                     ASSETS
Fixed maturities
  Available for sale, at fair value                           $14,993    $13,289
  Held to maturity, at amortized cost                             627        681
Equity securities                                                 126         89
Mortgage loans                                                  1,993      1,850
Real estate                                                        34         72
Policy loans                                                      544        512
Other investments                                                 223         26
                                                              -------    -------
     Total investments                                         18,540     16,519

Cash and cash equivalents                                         767      1,087
Deferred policy acquisition costs                               1,660      1,507
Deferred taxes                                                     --         53
Other assets                                                      442        312
Separate account assets                                        10,981     10,192
                                                              -------    -------
     Total assets                                             $32,390    $29,670
                                                              =======    =======
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances                               $17,454    $16,064
Future policy benefits                                            492        356
Policy claims                                                      73         69
Deferred taxes                                                     87         --
Other liabilities                                               1,147      1,115
Separate account liabilities                                   10,942     10,134
                                                              -------    -------
     Total liabilities                                         30,195     27,738
                                                              -------    -------

STOCKHOLDER'S EQUITY
Capital stock -- par value $10,000
  (20,000 shares authorized, (2,500 issued and outstanding)        25         25
Additional paid in capital                                        480        480
Accumulated other comprehensive loss                              (31)      (191)
Retained earnings                                               1,721      1,618
                                                              -------    -------
     Total stockholder's equity                                 2,195      1,932
                                                              -------    -------
     Total liabilities and stockholder's equity               $32,390    $29,670
                                                              =======    =======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              STATEMENT OF INCOME

                                                               YEAR ENDED DECEMBER 31,
                                                              --------------------------
                                                               2000      1999      1998
                                                              ------    ------    ------
                                                                    (IN MILLIONS)
REVENUES
  Universal life and annuity fees                             $  530    $  442    $  364
  Net investment income                                        1,312     1,179     1,108
  Investment gains (losses), net                                 (39)       12        63
  Other income                                                   154        97        51
                                                              ------    ------    ------
     Total revenues                                            1,957     1,730     1,586
                                                              ------    ------    ------
EXPENSES
  Interest credited to policyholders' account balances           971       858       784
  Policyholder benefits                                          330       182       175
  Operating expenses                                             502       405       405
                                                              ------    ------    ------
     Total expenses                                            1,803     1,445     1,364
                                                              ------    ------    ------
Income before Federal income taxes                               154       285       222
                                                              ------    ------    ------
Federal income taxes:
  Current                                                         (3)       52        97
  Deferred                                                        54        57       (17)
                                                              ------    ------    ------
     Total Federal income taxes                                   51       109        80
                                                              ------    ------    ------
NET INCOME                                                    $  103    $  176    $  142
                                                              ======    ======    ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                    STATEMENT OF COMPREHENSIVE INCOME (LOSS)

                                                              YEAR ENDED DECEMBER 31,
                                                              ------------------------
                                                              2000      1999     1998
                                                              -----    ------    -----
                                                                   (IN MILLIONS)
NET INCOME                                                    $103     $ 176     $142
                                                              ----     -----     ----
  Other comprehensive income (loss), net of tax:
     Unrealized gains (losses) on securities:
       Unrealized holding gains (losses) arising during
        period                                                 201      (391)       9
       Less: reclassification adjustment for gains (losses)
        included in net income                                  41         1      (35)
                                                              ----     -----     ----
  OTHER COMPREHENSIVE INCOME (LOSS)                            160      (392)      44
                                                              ----     -----     ----
COMPREHENSIVE INCOME (LOSS)                                   $263     $(216)    $186
                                                              ====     =====     ====

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                    STATEMENT OF STOCKHOLDER'S EQUITY YEARS
                     ENDED DECEMBER 31, 2000, 1999 AND 1998
                                 (IN MILLIONS)

                                                                        ACCUMULATED
                                                         ADDITIONAL        OTHER                        TOTAL
                                              CAPITAL     PAID IN      COMPREHENSIVE    RETAINED    STOCKHOLDER'S
                                               STOCK      CAPITAL      INCOME (LOSS)    EARNINGS       EQUITY
                                              -------    ----------    -------------    --------    -------------
BALANCE AT JANUARY 1, 1998                      $25         $480           $ 157         $1,300        $1,962
Net income for 1998                              --           --              --            142           142
Net change in unrealized gains and losses of
  available for sale securities                  --           --              44             --            44
                                                ---         ----           -----         ------        ------
BALANCE AT DECEMBER 31, 1998                     25          480             201          1,442         2,148
Net income for 1999                              --           --              --            176           176
Net change in unrealized gains and losses of
  available for sale securities                  --           --            (392)            --          (392)
                                                ---         ----           -----         ------        ------
BALANCE AT DECEMBER 31, 1999                     25          480            (191)         1,618         1,932
Net income for 2000                              --           --              --            103           103
Net change in unrealized gains and losses of
  available for sale securities                  --           --             160             --           160
                                                ---         ----           -----         ------        ------
BALANCE AT DECEMBER 31, 2000                    $25         $480           $ (31)        $1,721        $2,195
                                                ===         ====           =====         ======        ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                            STATEMENT OF CASH FLOWS

                                                                 YEAR ENDED DECEMBER 31,
                                                              ------------------------------
                                                                2000       1999       1998
                                                              --------    -------    -------
                                                                      (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                  $    103    $   176    $   142
  Adjustments to reconcile net income to net cash provided
     by operating activities:
     Depreciation and amortization                                 (21)        (3)         2
     Net capitalization of deferred policy acquisition costs      (304)      (298)      (192)
     Universal life and annuity fees                              (233)      (215)      (198)
     Interest credited to policyholders' account balances          971        858        784
     Net realized investment losses(gains)                          39        (13)       (56)
     Deferred income taxes                                          54         57        (17)
     (Increase) decrease in:
       Net separate account assets                                  22          1        (42)
       Other assets and other liabilities                          (64)       (92)       (99)
     Increase in:
       Policy claims                                                 4          9          4
       Future policy benefits                                      147         41         39
                                                              --------    -------    -------
          NET CASH PROVIDED BY OPERATING ACTIVITIES                718        521        367
                                                              --------    -------    -------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from:
     Sale of available for sale fixed maturities                 8,161      3,981      5,325
     Maturity of available for sale fixed maturities             1,497      1,505      1,610
     Maturity of held to maturity fixed maturities                  73        121        102
     Sale of equity securities                                      74        170         77
     Repayment of mortgage loans                                   354        227        238
     Sale of real estate and other invested assets                  65         62         47
  Cost of:
     Available for sale fixed maturities acquired              (11,031)    (6,679)    (7,670)
     Held to maturity fixed maturities acquired                    (17)       (75)       (49)
     Equity securities acquired                                   (113)      (152)       (83)
     Mortgage loans acquired                                      (439)      (451)      (558)
     Real estate and other invested assets acquired               (216)       (13)       (20)
  Policy loans (net)                                               (33)       (21)       (10)
  Increase (decrease) in loaned securities                         422       (222)       425
  Securities sold under agreements to repurchase (net)            (488)       480        (45)
                                                              --------    -------    -------
          NET CASH USED IN INVESTING ACTIVITIES                 (1,691)    (1,067)      (611)
                                                              --------    -------    -------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
     Deposits                                                    2,000      2,016      1,502
     Withdrawals                                                (1,026)    (1,154)    (1,151)
     Net transfers from (to) the separate accounts                (318)      (181)        67
                                                              --------    -------    -------
          NET CASH PROVIDED BY FINANCING ACTIVITIES                656        681        418
                                                              --------    -------    -------
  Effect of exchange rate changes on cash and cash
     equivalents                                                    (3)         4          1
                                                              --------    -------    -------
Net (decrease)increase in cash and cash equivalents               (320)       139        175
                                                              --------    -------    -------
Cash and cash equivalents, beginning of year                     1,087        948        773
                                                              --------    -------    -------
CASH AND CASH EQUIVALENTS, END OF YEAR                        $    767    $ 1,087    $   948
                                                              ========    =======    =======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS

                        DECEMBER 31, 2000, 1999 AND 1998

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation ("NYLIAC") is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life") domiciled in the State of Delaware. NYLIAC offers a wide variety of interest sensitive insurance and annuity products to a large cross section of the insurance market. NYLIAC markets its products in all 50 of the United States, the District of Columbia and Taiwan, primarily through its agency force. In addition, NYLIAC markets Corporate Owned Life Insurance through independent brokers and brokerage general agents.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

     The accompanying financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements of life insurance enterprises requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results may differ from estimates.

     Certain reclassifications have been made to the 1999 and 1998 financial statements to conform to the current presentation.

INVESTMENTS

     Fixed maturity investments, which NYLIAC has both the ability and the intent to hold to maturity, are stated at amortized cost. Investments identified as available for sale are reported at fair value. Unrealized gains and losses on available for sale securities are reported in stockholder's equity, net of deferred taxes and related adjustments. Significant changes in future anticipated cash flows on mortgage and asset-backed securities from the original purchase assumptions are accounted for using the retrospective adjustment method. The cost basis of fixed maturity and equity securities are adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net income. Equity securities are carried at fair value with related unrealized gains and losses reflected in comprehensive income, net of deferred taxes and related adjustments. Mortgage loans are carried at unpaid principal balances, net of impairment reserves, and are generally secured. Investment real estate, which NYLIAC has the intent to hold for the production of income, is carried at depreciated cost net of write-downs for other than temporary declines in fair value. Properties held for sale are carried at the lower of cost or fair value less estimated selling costs. Policy loans are stated at the aggregate balance due, which approximates fair value since loans on policies have no defined maturity date and reduce amounts payable at death or surrender. Cash equivalents include investments that have maturities of 90 days or less at date of purchase and are carried at amortized cost, which approximates fair value. Short-term investments that have maturities of between 91-365 days at date of purchase are included in fixed maturities on the balance sheet and are carried at amortized cost, which approximates fair value.

     Derivative financial instruments hedging exposure to interest rate fluctuation on available for sale securities are accounted for at fair market value. Unrealized gains and losses are reported in comprehensive income, net of deferred taxes and related adjustments. Amounts payable or receivable under interest rate and commodity swap agreements and interest rate floor agreements are recognized as investment income or expense when earned. Premiums paid for interest rate floor agreements are amortized into interest expense over the life of the agreement. Realized gains and losses are recognized in net income upon termination or maturity of the contracts.

DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

DEFERRED POLICY ACQUISITION COSTS -- (CONTINUED)

recorded as an asset in the balance sheet. These consist primarily of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses.

     Acquisition costs for universal life and annuity contracts are amortized in proportion to estimated gross profits over the effective life of the contracts, which is assumed to be 25 years for universal life contracts and 15 years for annuities. Changes in assumptions are reflected in the current year's amortization. The carrying amount of the deferred policy acquisition cost asset is adjusted at each balance sheet date as if the unrealized gains or losses on investments associated with these insurance contracts had been realized and included in the gross profits used to determine current period amortization. The increase or decrease in the deferred policy acquisition cost asset due to unrealized gains or losses is recorded in other comprehensive income.

     For certain products sold in Taiwan, including whole life, periodic endowment and endowment contracts, the deferred policy acquisition costs are amortized over the life of the contract in proportion to gross premiums.

RECOGNITION OF INCOME AND RELATED EXPENSES

     Amounts received under universal life and annuity contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges. Amounts previously assessed to compensate the insurer for services to be performed over future periods are deferred and recognized into income in the period benefited using the same assumptions and factors used to amortize capitalized policy acquisition costs. Policy benefits and claims that are charged to expenses include benefit claims incurred in the period in excess of related policyholders' account balances.

POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances on universal life and annuity contracts are equal to cumulative deposits plus interest credited less withdrawals and charges. This liability also includes a liability for amounts that have been assessed to compensate the insurer for services to be performed over future periods.

FEDERAL INCOME TAXES

     NYLIAC is a member of a group which files a consolidated Federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that NYLIAC is allocated its share of the consolidated tax provision or benefit determined generally on a separate company basis. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred income tax assets and liabilities are recognized for the future tax consequence of temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities.

     Current Federal income taxes include a provision for NYLIAC's share of the equity base tax applicable to mutual life insurance companies and their insurance subsidiaries. The amount recorded is based on NYLIAC's estimate of the differential earnings rate ("DER") (the actual rate will be announced at a later date by the Internal Revenue Service ("IRS")) used to compute the equity base tax.

REINSURANCE

     NYLIAC enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. NYLIAC remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. NYLIAC evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

SEPARATE ACCOUNTS

     NYLIAC has established separate accounts with varying investment objectives, which are segregated from NYLIAC's general account, and are maintained for the benefit of separate account policyholders and NYLIAC. Separate account assets are stated at market value. The liability for separate accounts represents policyholders' interests in the separate account assets. For its registered separate accounts, these liabilities include accumulated net investment income and realized and unrealized gains and losses on those assets, and generally reflect market value. For its guaranteed, non-registered separate account, the liability includes interest credited to the policies.

FAIR VALUES OF FINANCIAL INSTRUMENTS

     Fair values of various assets and liabilities are included throughout the notes to financial statements. Specifically, fair value disclosure of fixed maturities, short-term investments, cash equivalents, equity securities and mortgage loans is reported in Note 2 -- Significant Accounting Policies and Note 3 -- Investments. Fair values for policyholders' account balances are reported in Note 5 -- Insurance Liabilities. Fair values for derivative financial instruments are included in Note 10 -- Derivative Financial Instruments and Risk Management. Fair values for repurchase agreements are included in Note
11 -- Commitments and Contingencies.

BUSINESS RISKS AND UNCERTAINTIES

     The development of policy reserves and deferred policy acquisition costs for NYLIAC's products requires management to make estimates and assumptions regarding mortality, morbidity, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, morbidity, expense, persistency and investment assumptions. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related estimates for policy reserves and deferred policy acquisition costs.

     NYLIAC issues certain variable products with various types of guaranteed minimum death benefits features. NYLIAC currently reserves for expected payments resulting from these features. NYLIAC bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market.

     NYLIAC regularly invests in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed and asset-backed securities is based on historical experience and estimates of future payment experience on the underlying assets. Actual prepayment speeds will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

     As a subsidiary of a mutual life insurance company, NYLIAC is subject to a tax on its equity base. The rates applied to NYLIAC's equity base are determined annually by the IRS after comparison of mutual life insurance company earnings for the year to the average earnings of the 50 largest stock life insurance companies for the prior three years. Due to the timing of earnings information, estimates of the current year's tax rate must be made by management. The ultimate amounts of equity base tax incurred may vary considerably from the original estimates.

RECENT ACCOUNTING PRONOUNCEMENTS

     During 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use", which requires capitalization of external and certain internal costs incurred to obtain or develop internal-use computer software during the application development stage.

     NYLIAC applied the provisions of SOP 98-1 prospectively effective January 1, 1999. The adoption of SOP 98-1 resulted in net capitalization of $37 million at December 31, 1999, which is included in other assets

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

RECENT ACCOUNTING PRONOUNCEMENTS -- (CONTINUED)

in the accompanying Balance Sheet. Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software, not to exceed five years.

     During 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities". This Statement establishes new GAAP accounting and reporting standards for derivative instruments, including derivative instruments embedded in other contracts, and for hedging activities. In 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities -- Deferral of the Effective Date of FASB Statement No. 133", which postpones the implementation until the 2001 financial statements. In 2000, the FASB issued FASB Statement No. 138, "Accounting for Certain Hedging Activities, an amendment of FASB Statement No. 133" in order to address a limited number of implementation issues. Collectively, the implementation of these Statements is estimated to result in a reclassification of $48 million from Other Comprehensive Income to Net Income, before taxes.

     SFAS No. 133 requires that derivatives be reported in the balance sheet at their fair value, regardless of any hedging relationship that may exist. Accounting for the gains or losses resulting from changes in the values of those derivatives would depend on the use of the derivative and whether it qualifies for hedge accounting. Changes in fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria will be reported in earnings.

NOTE 3 -- INVESTMENTS

FIXED MATURITIES

     For publicly traded fixed maturities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, NYLIAC has determined an estimated fair value using either a discounted cash flow approach, including provisions for credit risk generally based upon the assumption such securities will be held to maturity, broker dealer quotations, or management's pricing model.

     At December 31, 2000 and 1999, the maturity distribution of fixed maturities was as follows (in millions):

                                                              2000                       1999
                                                     -----------------------    -----------------------
                                                     AMORTIZED    ESTIMATED     AMORTIZED    ESTIMATED
AVAILABLE FOR SALE                                     COST       FAIR VALUE      COST       FAIR VALUE
------------------                                   ---------    ----------    ---------    ----------
Due in one year or less                               $   712      $   710       $   514      $   514
Due after one year through five years                   2,942        2,939         3,196        3,153
Due after five years through ten years                  2,462        2,408         2,167        2,099
Due after ten years                                     2,822        2,682         3,138        2,938
Mortgage and asset-backed securities:
  Government or government agency                       4,030        4,117         3,114        2,996
  Other                                                 2,106        2,137         1,631        1,589
                                                      -------      -------       -------      -------
     Total Available for Sale                         $15,074      $14,993       $13,760      $13,289
                                                      =======      =======       =======      =======

                                                              2000                       1999
                                                     -----------------------    -----------------------
                                                     AMORTIZED    ESTIMATED     AMORTIZED    ESTIMATED
HELD TO MATURITY                                       COST       FAIR VALUE      COST       FAIR VALUE
----------------                                     ---------    ----------    ---------    ----------
Due in one year or less                               $    49      $    49       $    17      $    17
Due after one year through five years                     213          298           272          360
Due after five years through ten years                    171          170           165          159
Due after ten years                                       179          179           206          194
Asset-backed securities                                    15           15            21           21
                                                      -------      -------       -------      -------
     Total Held to Maturity                           $   627      $   711       $   681      $   751
                                                      =======      =======       =======      =======

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

FIXED MATURITIES -- (CONTINUED)

     At December 31, 2000 and 1999, the distribution of gross unrealized gains and losses on investments in fixed maturities was as follows (in millions):

                                                                           2000
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government Corporations and
  agencies                                           $   735        $ 24          $  1        $   758
U.S. agencies, state and municipal                     3,295          74            10          3,359
Foreign Governments                                       51           1            --             52
Corporate                                              8,887         149           349          8,687
Other                                                  2,106          47            16          2,137
                                                     -------        ----          ----        -------
     Total Available for Sale                        $15,074        $295          $376        $14,993
                                                     =======        ====          ====        =======
HELD TO MATURITY
Corporate                                            $   612        $ 92          $  8        $   696
Other                                                     15          --            --             15
                                                     -------        ----          ----        -------
     Total Held to Maturity                          $   627        $ 92          $  8        $   711
                                                     =======        ====          ====        =======

                                                                           1999
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government Corporations and
  agencies                                           $   635        $  7          $ 16        $   626
U.S. agencies, state and municipal                     3,046           7           129          2,924
Foreign Governments                                       20          --            --             20
Corporate                                              8,428          61           359          8,130
Other                                                  1,631           4            46          1,589
                                                     -------        ----          ----        -------
     Total Available for Sale                        $13,760        $ 79          $550        $13,289
                                                     =======        ====          ====        =======
HELD TO MATURITY
Corporate                                            $   661        $ 91          $ 22        $   730
Other                                                     20           1            --             21
                                                     -------        ----          ----        -------
     Total Held to Maturity                          $   681        $ 92          $ 22        $   751
                                                     =======        ====          ====        =======

EQUITY SECURITIES

     Estimated fair value of equity securities has been determined using quoted market prices for publicly traded securities and a matrix pricing model for private placement securities. At December 31, 2000 and 1999, the distribution of gross unrealized gains and losses on equity securities is as follows (in millions):

                  UNREALIZED    UNREALIZED    ESTIMATED
          COST      GAINS         LOSSES      FAIR VALUE
          ----    ----------    ----------    ----------
  2000    $124       $14           $12           $126
  1999    $ 80       $13           $ 4           $ 89

MORTGAGE LOANS

     NYLIAC's mortgage loans are diversified by property type, location and borrower, and are generally collateralized by the related property.

     The fair market value of the mortgage loan portfolio at December 31, 2000 and 1999 is estimated to be $2,046 million and $1,858 million, respectively. Market values are determined by discounting the projected

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

MORTGAGE LOANS -- (CONTINUED)

cash flows for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities.

     At December 31, 2000 and 1999, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to approximately $54 million and $37 million, respectively, at a fixed market rate of interest. These commitments are diversified by property type and geographic region.

     The general reserve provision for losses on mortgage loans was $4 million at December 31, 2000 and 1999, respectively. There were no specific provisions for losses as of December 31, 2000 and 1999. The activity in the general reserves as of December 31, 2000 and 1999 is summarized below (in millions):

                                                              2000    1999
                                                              ----    ----
Beginning Balance                                             $ 4      $1
Additions/(reductions) charged/(credited) to operations        --       3
                                                              ---      --
Ending Balance                                                $ 4      $4
                                                              ===      ==

     NYLIAC accrues interest income on problem loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on impaired loans is generally recognized on a cash basis. Cash payments on loans in the process of foreclosure are generally treated as a return of principal.

     At December 31, 2000 and 1999, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                                   2000        1999
                                                 --------    --------
Property Type:
  Office building                                 $  809      $  795
  Retail                                             396         385
  Apartments                                         167         185
  Residential                                        369         302
  Other                                              252         183
                                                  ------      ------
     Total                                        $1,993      $1,850
                                                  ======      ======
Geographic Region:
  Central                                         $  565      $  438
  Pacific                                            268         255
  Middle Atlantic                                    469         444
  South Atlantic                                     512         534
  New England                                        145         121
  Other                                               34          58
                                                  ------      ------
     Total                                        $1,993      $1,850
                                                  ======      ======

REAL ESTATE

     At December 31, 2000 and 1999, NYLIAC's real estate portfolio consisted of the following (in millions):

                                                              2000    1999
                                                              ----    ----
Investment                                                    $34     $63
Acquired through foreclosures                                  --       9
                                                              ---     ---
     Total real estate                                        $34     $72
                                                              ===     ===

     Accumulated depreciation on real estate at December 31, 2000 and 1999, was $8 million and $11 million, respectively. Depreciation expense totaled $1 million in 2000 and $3 million in 1999 and 1998.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 2000, 1999 and 1998, were as follows (in millions):

                                                 2000      1999      1998
                                                ------    ------    ------
Fixed Maturities                                $1,121    $1,013    $  972
Equity Securities                                    7        10         7
Mortgage Loans                                     147       134       116
Real Estate                                          9        15        15
Policy Loans                                        46        41        40
Derivative Instruments                              (1)        1         1
Other                                               15        16         1
                                                ------    ------    ------
  Gross investment income                        1,344     1,230     1,152
Investment expenses                                (32)      (51)      (44)
                                                ------    ------    ------
     Net investment income                      $1,312    $1,179    $1,108
                                                ======    ======    ======

     During 1999 a fixed maturity investment that had been classified as held to maturity was transferred to available for sale and subsequently sold due to credit deterioration. The investment had an amortized cost of $10,052,000, and the sale resulted in a realized gain of $82,000.

     For the years ended December 31, 2000, 1999 and 1998, realized investment gains (losses) computed under the specific identification method are as follows (in millions):

                                                  2000                           1999                           1998
                                        -------------------------      -------------------------      -------------------------
                                        GAINS              LOSSES      GAINS              LOSSES      GAINS              LOSSES
                                        -----              ------      -----              ------      -----              ------
Fixed Maturities                        $ 80               $(157)      $ 64                $(87)      $ 87                $(29)
Equity Securities                         17                  (7)        34                  (8)         7                  (7)
Mortgage Loans                             8                  (1)         4                  --         16                  (8)
Real Estate                               12                  (3)         5                  (2)         6                  (2)
Other                                     13                  (1)         2                  --          3                 (10)
                                        ----               -----       ----                ----       ----                ----
     Subtotal                           $130               $(169)      $109                $(97)      $119                $(56)
                                        ====               =====       ====                ====       ====                ====
Investment gains (losses), net                    $(39)                          $12                            $63
                                                  ====                           ===                            ===

NET UNREALIZED INVESTMENT GAINS (LOSSES)

     Net unrealized investment gains (losses) on fixed maturities available for sale are included in the Balance Sheet as a component of "Accumulated other comprehensive loss". Changes in these amounts include reclassification adjustments to avoid double counting in "Comprehensive income" items that are part of "Net

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NET UNREALIZED INVESTMENT GAINS (LOSSES) -- (CONTINUED)

income" for a period that also had been part of "Other comprehensive income" in earlier periods. The amounts for the years ended December 31, are as follows (in millions):

                                                              2000     1999     1998
                                                              -----    -----    ----
Net unrealized investments gains (losses), beginning of the
  year                                                        $(191)   $ 201    $157
                                                              -----    -----    ----
Changes in net unrealized investment gains (losses)
  attributable to:
  Investments:
     Net unrealized investment gains (losses) arising
       during the period                                        302     (612)     24
     Less: Reclassification adjustments for gains (losses)
       included in net income                                    41        1     (35)
                                                              -----    -----    ----
     Change in net unrealized investment gains (losses),
       net of adjustments                                       261     (613)     59
Impact of net unrealized investment gains (losses) on:
     Policyholders' account balance                              (3)      (7)     (1)
     Deferred policy acquisition costs                          (98)     228     (14)
                                                              -----    -----    ----
Change in net unrealized investment gains (losses)              160     (392)     44
                                                              -----    -----    ----
Net unrealized investment gains (losses), end of year         $ (31)   $(191)   $201
                                                              =====    =====    ====

     Net unrealized gains (losses) on investments arising during the periods reported in the above table are net of income tax expense (benefit) of $162 million, $(330) million and $31 million for the years ended December 31, 2000, 1999 and 1998, respectively.

     Reclassification adjustments reported in the above table for the years ended December 31, 2000, 1999 and 1998 are net of income tax expense (benefit) of $(22) million, $0 million and $19 million, respectively.

     Policyholders' account balance reported in the above table are net of income tax expense (benefit) of $(2) million, $(3) million and $0 million for the years ended December 31, 2000, 1999 and 1998, respectively.

     Deferred policy acquisition costs in the above table for the years ended December 31, 2000, 1999 and 1998 are net of income tax expense (benefit) of $(53) million, $122 million and $(8) million, respectively.

NOTE 5 -- INSURANCE LIABILITIES

     NYLIAC's annuity contracts are primarily deferred annuities. The carrying value, which approximates fair value, of NYLIAC's liabilities for deferred annuities at December 31, 2000 and 1999, was $7,944 million and $7,279 million, respectively.

NOTE 6 -- SEPARATE ACCOUNTS

     NYLIAC maintains eight non-guaranteed, registered separate accounts for its variable deferred annuity and variable life products. NYLIAC maintains investments in the registered separate accounts of $40 million and $71 million at December 31, 2000 and 1999, respectively. The assets of the separate accounts, which are carried at market value, represent investments in shares of the New York Life sponsored MainStay VP Series Fund and other non-proprietary funds.

     NYLIAC maintains one guaranteed separate account for universal life insurance policies. This account provides a minimum guaranteed interest rate with a market value adjustment imposed upon certain surrenders. The assets of this separate account are carried at market value.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 7 -- DEFERRED POLICY ACQUISITION COSTS

     An analysis of deferred policy acquisition costs (DAC) for the years ended December 31, 2000, 1999 and 1998 is as follows (in millions):

                                                              2000      1999      1998
                                                             ------    ------    ------
Balance at beginning of year before adjustment
  for unrealized gains (losses) on investments               $1,326    $1,028    $  836
Current year additions                                          444       372       286
Amortized during year                                          (140)      (74)      (94)
                                                             ------    ------    ------
Balance at end of year before adjustment for unrealized
  gains (losses) on investments                               1,630     1,326     1,028
Adjustment for unrealized gains (losses) on investments          30       181      (169)
                                                             ------    ------    ------
Balance at end of year                                       $1,660    $1,507    $  859
                                                             ======    ======    ======

NOTE 8 -- FEDERAL INCOME TAXES

     The components of the net deferred tax liability (asset) as of December 31, 2000 and 1999 are as follows (in millions):

                                                              2000    1999
                                                              ----    ----
Deferred tax assets:
  Future policyholder benefits                                $303    $258
  Employee and agents benefits                                  53      52
  Investments                                                   --     131
                                                              ----    ----
     Gross deferred tax assets                                 356     441
                                                              ====    ====
Deferred tax liabilities
  Deferred policy acquisition costs                            416     374
  Investments                                                    3      --
  Other                                                         24      14
                                                              ----    ----
     Gross deferred tax liabilities                            443     388
                                                              ----    ----
       Net deferred tax liability (asset)                     $ 87    $(53)
                                                              ====    ====

     Set forth below is a reconciliation of the Federal income tax rate to the effective tax rate for 2000, 1999 and 1998:

                                                            2000     1999     1998
                                                            -----    -----    ----
Statutory federal income tax rate                            35.0%    35.0%   35.0%
Equity base tax                                               4.3      5.9     1.7
Tax exempt income                                            (3.8)    (1.1)    (.5)
Other                                                        (2.4)    (1.5)    (.2)
                                                            -----    -----    ----
Effective tax rate                                           33.1%    38.3%   36.0%
                                                            =====    =====    ====

     NYLIAC's Federal income tax returns are routinely examined by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 1995. There were no material effects on NYLIAC's results of operations as a result of these audits. NYLIAC believes that its recorded income tax liabilities are adequate for all open years.

NOTE 9 -- REINSURANCE

     NYLIAC has entered into cession reinsurance agreements on a coinsurance basis with non-affiliated companies and on a yearly renewable term basis with affiliated and non-affiliated companies.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 9 -- REINSURANCE -- (CONTINUED)

     NYLIAC has ceded yearly renewable term reinsurance with affiliated companies. Under these agreements, included in the accompanying statement of income are $2.3 million, $1.5 million and $.9 million of ceded premiums at December 31, 2000, 1999 and 1998, respectively.

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     NYLIAC uses derivative financial instruments to manage interest rate, commodity and market risk. These derivative financial instruments include interest rate floors and interest rate and commodity swaps. NYLIAC has not engaged in derivative financial instrument transactions for speculative purposes.

     Notional or contractual amounts of derivative financial instruments provide only a measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the transaction. The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments which relate to interest rates or other financial indices.

     NYLIAC is exposed to credit-related losses in the event that a counterparty fails to perform its obligations under contractual terms. The credit exposure of derivative financial instruments is represented by the sum of fair values of contracts with each counterparty, if the net value is positive, at the reporting date.

     NYLIAC deals with highly rated counterparties and does not expect the counterparties to fail to meet their obligations. NYLIAC has controls in place to monitor credit exposures by limiting transactions with specific counterparties within specified dollar limits and assessing the future creditworthiness of counterparties. NYLIAC uses master netting agreements and adjusts transaction levels, when appropriate, to minimize risk.

INTEREST RATE RISK MANAGEMENT

     NYLIAC enters into various types of interest rate contracts primarily to minimize exposure of specific assets held by NYLIAC to fluctuations in interest rates.

     The following table summarizes the notional amounts and credit exposures of interest rate related derivative transactions (in thousands):

                                                     2000                    1999
                                             --------------------    --------------------
                                             NOTIONAL     CREDIT     NOTIONAL     CREDIT
                                              AMOUNT     EXPOSURE     AMOUNT     EXPOSURE
                                             --------    --------    --------    --------
Interest Rate Swaps                          $225,000     $1,938     $225,000      $--
Interest Rate Floors                         $150,000     $  402     $150,000      $92

     Interest rate swaps are agreements with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional amount. Swap contracts outstanding at December 31, 2000 are between three years, seven months and eighteen years four months in maturity. At December 31, 1999 such contracts were between four years, seven months and nineteen years in maturity. NYLIAC does not act as an intermediary or broker in interest rate swaps.

     The following table shows the type of swaps used by NYLIAC and the weighted average interest rates. Average variable rates are based on the rates which determine the last payment received or paid on each contract; those rates may change significantly, affecting future cash flows:

                                                                2000        1999
                                                              --------    --------
Receive -- fixed swaps -- Notional amount (in thousands)      $225,000    $225,000
  Average receive rate                                            6.64%       6.50%
  Average pay rate                                                6.26%       5.17%

     During the term of the swap, net settlement amounts are recorded as investment income or expense when earned. Fair values of interest rate swaps were $1,728,000 and ($8,420,000) at December 31, 2000 and 1999, respectively, based on broker/dealer quotations.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

INTEREST RATE RISK MANAGEMENT -- (CONTINUED)

     Interest rate floor agreements entitle NYLIAC to receive amounts from counterparties based upon the difference between a strike price and current interest rates. Such agreements serve as hedges against declining interest rates on a portfolio of assets. Amounts received during the term of interest rate floor agreements are recorded as investment income.

     At December 31, 2000 and 1999, unamortized premiums on interest rate floors amounted to $222,000 and $315,000, respectively. Fair values of such agreements were $402,000 and $92,000 at December 31, 2000 and 1999, respectively, based on broker/dealer quotations.

COMMODITY RISK MANAGEMENT

     NYLIAC has a bond investment with interest payments linked to the price of crude oil. NYLIAC has entered into a commodity swap with a total notional amount of $7,500,000 as a hedge against this commodity risk. The credit exposure of the swap was $38,000 and $0 at December 31, 2000 and 1999, respectively.

NOTE 11 -- COMMITMENTS AND CONTINGENCIES

LITIGATION

     NYLIAC is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved as a party in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC nevertheless believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

LOANED SECURITIES AND REPURCHASE AGREEMENTS

     NYLIAC participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2000 and 1999, $755 million and $246 million, respectively, of NYLIAC's fixed maturities and equity securities were on loan to others, but were fully collateralized in an account held in trust for NYLIAC. Such assets reflect the extent of NYLIAC's involvement in securities lending, not NYLIAC's risk of loss.

     NYLIAC enters into agreements to sell and repurchase securities for the purpose of enhancing income on securities held. Under these agreements, NYLIAC obtains the use of funds from a broker for approximately one month. The liability reported in the accompanying Balance Sheet (included in other liabilities) at December 31, 2000 of $132 million ($620 million at December 31,
1999) approximates fair value. The investments acquired with the funds received from the securities sold are primarily included in cash and cash equivalents in the accompanying Balance Sheet.

NOTE 12 -- RELATED PARTY TRANSACTIONS

     New York Life provides NYLIAC with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges NYLIAC for the identified costs associated with these services and facilities under the terms of a Service Agreement between New York Life and NYLIAC. Such costs, amounting to $476 million for the year ended December 31, 2000 ($393 million for 1999 and $335 million for 1998) are reflected in operating expenses and net investment income in the accompanying Statement of Income.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 12 -- RELATED PARTY TRANSACTIONS -- (CONTINUED)

     In addition, NYLIAC is allocated post-retirement and post-employment benefits other than pensions, which are held by New York Life. NYLIAC was allocated $7 million for its share of the net periodic post-retirement benefits expense in 2000 ($12 million and $8 million in 1999 and 1998, respectively) and $2 million for the post-employment benefits expense in 2000 ($3 million in 1999 and $2 million in 1998) under the provisions of the Service Agreement. The expenses are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     In addition, in 1999 New York Life concluded a comprehensive expense reduction program expected to streamline processes and improve profitability. As a result of job eliminations and early retirement benefits as defined in management's termination plan, NYLIAC was allocated $16 million for its share of these restructuring costs in 1999, which are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     At December 31, 2000 and 1999, NYLIAC has a net liability of $111 million and $80 million, respectively for the above described services which are included in other liabilities in the accompanying Balance Sheet.

     In 1999 NYLIAC sold a $197 million Corporate Sponsored Variable Universal Life (CSVUL) policy and a $82 million Corporate Sponsored Universal Life (CSUL) policy to a Voluntary Employee Benefit Association (VEBA) trust. This trust was established to fund New York Life's retired employees medical and dental benefits. In addition, in 1999 and 1998, NYLIAC sold a Corporate Owned Life
(COLI) policy to New York Life for $180 million and $250 million in premiums, respectively. These policies were sold on the same basis as policies sold to unrelated customers.

NOTE 13 -- SUPPLEMENTAL CASH FLOW INFORMATION

     Federal income taxes paid were $7 million, $48 million, and $67 million during 2000, 1999 and 1998, respectively.

     Total interest paid was $12 million, $30 million and $27 million during 2000, 1999 and 1998, respectively.

NOTE 14 -- STATUTORY FINANCIAL INFORMATION

     Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. The Delaware Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.

     At December 31, 2000 and 1999, statutory stockholder's equity was $1,098 million and $1,130 million, respectively. Statutory net income for the years ended December 31, 2000, 1999 and 1998 was $0.4 million, $63 million and $10 million, respectively.

     The State of Delaware Insurance Department has adopted the NAIC's Codification of Statutory Accounting Principles guidance, effective January 1, 2001. The Company has estimated the effect of adoption will be a net increase in statutory surplus of approximately $35 million (unaudited).

     NYLIAC is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends can not be declared or distributed which exceed the greater of ten percent of the Company's surplus or one hundred percent of net gain from operations.

     No dividends were paid or declared for the years ended December 31, 2000, 1999 and 1998.

     As of December 31, 2000, the amount of available and accumulated funds derived from earned surplus from which NYLIAC can pay dividends is $593 million. The maximum amount of dividends which may be paid in 2001 without prior approval is $109.8 million.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation

In our opinion, the accompanying balance sheet and the related statements of income, of comprehensive income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation at December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company changed its method of accounting in 1999 for the cost of computer software developed or obtained for internal use.

PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, New York 10036
March 12, 2001

                                   APPENDIX A
                                 ILLUSTRATIONS

     The following tables demonstrate the way in which your policy works. The tables are based on the ages, sexes, underwriting classes, initial Life Insurance Benefit and premium as follows:


     The tables are for a policy issued to a male with Preferred underwriting class and issue age 55, and a female with Preferred underwriting class and issue age 50 with a planned annual premium of $15,000, a Target Premium of $12,662.14, an initial face amount of $1,000,000 and no riders. It assumes that 100% of the net premium is allocated to purchase accumulation units.


     The tables show how the Life Insurance Benefit, cash value and cash surrender value would vary over an extended period of time assuming hypothetical gross rates of return equivalent to a constant annual rate of 0%, 6% or 12%. The tables will assist in the comparison of the Life Insurance Benefit, cash value and cash surrender value of the policy with other variable life insurance plans.

     The Life Insurance Benefit, cash value and cash surrender value for a Policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below those averages for the period. They would also be different depending on the allocation of the cash value among the Investment Divisions of the Separate Account and the Fixed Account, if the actual gross rate of return for all Investment Divisions averaged 0%, 6% or 12%, but varied above or below that average for individual Investment Divisions. They would also differ if any policy loans or partial withdrawals were made or if premium payment were not paid on the policy anniversary during the period of time illustrated.

     The first table reflects all charges under the policy and assumes that the cost of insurance charges are based on our current cost of insurance rates and reflects the deduction of all charges from planned premium and the cash value at their current levels. It also reflects a daily mortality and expense risk charge assessed against the Separate Account equal to an annual rate of 0.60% (on a current basis) of the assets in the Separate Account and a daily asset based administrative charge assessed against the Separate Account equal to an annual rate of 0.10% on the assets in each Investment Division attributable to the Policies.

     The second table reflects all charges under the policy and assumes that the cost of insurance charges are based on our guaranteed maximum cost of insurance rates and reflects the deduction of all charges from planned premium and the cash value at their guaranteed maximum levels. It also reflects a daily mortality and expense risk charge assessed against the Separate Account equal to an annual rate of 0.90% (on a guaranteed basis) of the assets in the Separate Account and a daily asset based administrative charge assessed against the Separate Account equal to an annual rate of 0.10% on the assets in each Investment Division attributable to the Policies.


     The tables also reflect total assumed investment advisory fees together with the expenses incurred by the Funds of 0.74% of the average daily net assets of the Funds. This total is based upon (a) 0.49% of average daily net assets, which is an average of the management fees of each Investment Division; (b) 0.14% of average daily net assets of the Funds which is an average of actual administrative fees for each Investment Division; and (c) 0.11% of average daily net assets of the Funds which is an average of the other expenses after expense reimbursement for each Investment Division. Please refer to the Fee Table in this prospectus for details of the underlying Fund fees.



     Taking into account the assumed charges for mortality and expense risks and administrative fees in the Separate Account and the average investment advisory fees and expenses of the Funds, the gross rates of return of 0%, 6% and 12% would correspond to illustrated net investment returns of -1.43%, 4.48% and 10.39%, respectively, based on the current charge for mortality and expense risks, and -1.72%, 4.17% and 10.06%, respectively, based on the guaranteed maximum charge for mortality and expense risks.


     The actual investment advisory fees and expenses may be more or less than the amounts illustrated and will depend on the allocations made by the policyowner.

     The second column of each table shows the amount which would accumulate if an amount equal to the planned premiums were invested and earned interest, after taxes, at 5% per year, compounded annually.

     NYLIAC will furnish upon request a comparable illustration using the ages, sexes and underwriting classifications of the insureds for any initial Life Insurance Benefit and premium requested. In addition to an illustration assuming Policy charges at their maximum, we will furnish an illustration assuming current policy charges and current cost of insurance rates.

     FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICY


                       MALE ISSUE AGE:  55, PREFERRED
                            FEMALE ISSUE AGE:  50, PREFERRED
                            PLANNED ANNUAL PREMIUM:  $15,000
                            TARGET PREMIUM:  $12,662.00
                            INITIAL FACE AMOUNT:  $1,000,000
                            LIFE INSURANCE BENEFIT OPTION 1


                            ASSUMING CURRENT CHARGES


                                       END OF YEAR DEATH BENEFIT(2)        END OF YEAR CASH VALUE(2)
                                        ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS
              TOTAL PREMIUMS PAID       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
 VALUE(2)     PLUS INTEREST AT 5%    ---------------------------------   -----------------------------
POLICY YEAR   AS OF END OF YEAR(1)      0%          6%          12%        0%        6%         12%
-----------   --------------------   ---------   ---------   ---------   -------   -------   ---------
     1                15,750         1,000,000   1,000,000   1,000,000    12,004    12,757      13,511
     2                32,288         1,000,000   1,000,000   1,000,000    24,357    26,624      28,981
     3                49,652         1,000,000   1,000,000   1,000,000    36,497    41,075      46,020
     4                67,884         1,000,000   1,000,000   1,000,000    48,941    56,666      65,338
     5                87,029         1,000,000   1,000,000   1,000,000    61,210    72,959      86,667
     6               107,130         1,000,000   1,000,000   1,000,000    73,304    89,984     110,216
     7               128,237         1,000,000   1,000,000   1,000,000    85,214   107,760     136,201
     8               150,398         1,000,000   1,000,000   1,000,000    96,912   126,293     164,847
     9               173,668         1,000,000   1,000,000   1,000,000   108,404   145,619     196,437
    10               198,102         1,000,000   1,000,000   1,000,000   119,697   165,779     231,283
    15               339,862         1,000,000   1,000,000   1,000,000   175,343   283,142     471,024
    20               520,789         1,000,000   1,000,000   1,489,443   223,520   426,199     860,950
    30             1,046,412         1,000,000   1,086,247   3,338,001   275,647   810,632   2,491,046

                      END OF YEAR
                 CASH SURRENDER VALUE
              ASSUMING HYPOTHETICAL GROSS
              ANNUAL INVESTMENT RETURN OF
 VALUE(2)    -----------------------------
POLICY YEAR    0%        6%         12%
-----------  -------   -------   ---------
     1         9,471    10,225      10,979
     2        21,825    24,092      26,449
     3        33,965    38,542      43,488
     4        46,409    54,134      62,806
     5        58,677    70,426      84,135
     6        70,772    87,451     107,683
     7        82,934   105,481     133,921
     8        94,886   124,267     162,822
     9       106,631   143,846     194,665
    10       118,178   164,260     229,764
    15       175,089   282,889     470,770
    20       223,520   426,199     860,950
    30       275,647   810,632   2,491,046


------------
(1) All premiums are illustrated as if made at the beginning of the Policy Year.
(2) Assumes no Policy loan or partial withdrawal has been made.

     WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL WITHDRAWALS WERE MADE. NEITHER NEW YORK LIFE INSURANCE AND ANNUITY COMPANY, THE SEPARATE ACCOUNTS, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

     FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICY


                       MALE ISSUE AGE:  55, PREFERRED
                            FEMALE ISSUE AGE:  50, PREFERRED
                            PLANNED ANNUAL PREMIUM:  $15,000
                            TARGET PREMIUM:  $12,662.00
                            INITIAL FACE AMOUNT:  $1,000,000
                            LIFE INSURANCE BENEFIT OPTION 1


                            ASSUMING GUARANTEED CHARGES


                                       END OF YEAR DEATH BENEFIT(2)        END OF YEAR CASH VALUE(2)
                                        ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS
              TOTAL PREMIUMS PAID       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
 VALUE(2)     PLUS INTEREST AT 5%    ---------------------------------   -----------------------------
POLICY YEAR   AS OF END OF YEAR(1)      0%          6%          12%        0%        6%         12%
-----------   --------------------   ---------   ---------   ---------   -------   -------   ---------
     1                15,750         1,000,000   1,000,000   1,000,000    11,749    12,488      13,227
     2                32,288         1,000,000   1,000,000   1,000,000    23,817    26,034      28,340
     3                49,652         1,000,000   1,000,000   1,000,000    35,588    40,054      44,879
     4                67,884         1,000,000   1,000,000   1,000,000    47,523    55,038      63,474
     5                87,029         1,000,000   1,000,000   1,000,000    59,122    70,514      83,806
     6               107,130         1,000,000   1,000,000   1,000,000    70,364    86,477     106,027
     7               128,237         1,000,000   1,000,000   1,000,000    81,227   102,922     130,302
     8               150,398         1,000,000   1,000,000   1,000,000    91,683   119,837     156,815
     9               173,668         1,000,000   1,000,000   1,000,000   101,704   137,212     185,767
    10               198,102         1,000,000   1,000,000   1,000,000   111,252   155,026     217,377
    15               339,862         1,000,000   1,000,000   1,000,000   151,347   251,206     426,856
    20               520,789         1,000,000   1,000,000   1,299,287   166,238   349,997     751,033
    30             1,046,412                 *   1,000,000   2,547,189         *   477,665   1,900,887

                      END OF YEAR
                 CASH SURRENDER VALUE
              ASSUMING HYPOTHETICAL GROSS
              ANNUAL INVESTMENT RETURN OF
 VALUE(2)    -----------------------------
POLICY YEAR    0%        6%         12%
-----------  -------   -------   ---------
     1         9,217     9,955      10,695
     2        21,285    23,502      25,807
     3        33,056    37,522      42,346
     4        44,991    52,505      60,941
     5        56,590    67,981      81,274
     6        67,832    83,945     103,494
     7        78,947   100,642     128,023
     8        89,657   117,811     154,789
     9        99,931   135,439     183,994
    10       109,733   153,507     215,858
    15       151,094   250,952     426,603
    20       166,238   349,997     751,033
    30             *   477,665   1,900,887


------------
(1) All premiums are illustrated as if made at the beginning of the Policy Year.
(2) Assumes no Policy loan or partial withdrawal has been made.
 * Without additional Premiums above the annual planned premium, the Policy would lapse in this scenario.

     WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL WITHDRAWALS WERE MADE. NEITHER NEW YORK LIFE INSURANCE AND ANNUITY COMPANY, THE SEPARATE ACCOUNTS, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

                                   APPENDIX B
                           VARIATIONS BY JURISDICTION

The following lists by jurisdiction any variations to the statements made in this prospectus.

CALIFORNIA

-- Free Look--If you cancel your policy, we will pay you your policy's cash value on the date you return the policy, plus the charges which were deducted from the premium payments you have made, less any loans and partial withdrawals you have taken.

COLORADO

-- Transfers to the Fixed Account--If there is a change in the investment strategy of the Separate Account, you may make an unrestricted transfer from the Separate Account to the Fixed Account, even if such change occurs after the first two Policy Years.

-- The Suicide Exclusion period is one year from the Issue Date.

CONNECTICUT

-- Loan Interest Rate--Due to state regulation, the loan interest rate is fixed at 8.0% and may not be lowered.

DISTRICT OF COLUMBIA

-- Free Look Period--You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium and any other premium payments you make during the first 20 days after you receive your policy to the General Account. After this 20 day period, we will allocate your net premiums according to your instructions.

FLORIDA

-- Late Period--The late period is the 31 days following the Monthly Deduction
   Day on which the cash surrender value is zero or less than zero. We will mail a notice to the policyowner (and any known assignee) at least 30 days before the end of the late period.

INDIANA

-- Free Look--You may return the policy to any of our registered representatives.

MARYLAND

-- Partial Withdrawals--We have the right to deny any partial withdrawal which would cause the face amount of the policy to drop below $100,000.

-- Additional Benefits through Riders--The GMDB rider is called the Guaranteed
   No Lapse Benefit Rider.

MASSACHUSETTS

-- Transfers to the Fixed Account--If there is a change in the investment strategy of the Separate Account, you may make an unrestricted transfer from the Separate Account to the Fixed Account, even if such change occurs after the first two Policy Years.

-- Guaranteed Minimum Death Benefit--This rider is not available.

MICHIGAN

-- Living Benefits Rider--You may exercise the benefit under this rider if the surviving insured has a life expectancy of six months or less.

NEW JERSEY

-- Policy Date--You may not choose a Policy Date that is before your policy's
   Issue Date.

-- Face Amount Increases--You are allowed to increase your policy's face amount only once each Policy Year.

-- Face Amount Decreases--You are allowed to decrease your policy's face amount only once each Policy Year.

-- Unplanned Premium--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

-- State Tax Charge--We will not increase the charge above 2.0%.

-- Transfers--After the first two Policy Years, you are allowed a maximum of twelve transfers into the Fixed Account each Policy Year.


-- Changing Your Life Insurance Benefit Option--You may make only one change to your Life Insurance Benefit Option each Policy Year.


-- Partial Withdrawals--You may take only one partial withdrawal in the first
   Policy Year, if Life Insurance Benefit Option 1 is in effect.

-- Guaranteed Minimum Death Benefit--This rider is not available.

NEW YORK

-- Face Amount Increases--You are allowed to increase your policy's face amount only once each Policy Year.

-- Face Amount Decreases--You are allowed to decrease your policy's face amount only once each Policy Year.

-- Unplanned Premium--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

-- Transfers--After the first two Policy Years, you are allowed a maximum of twelve transfers into the Fixed Account each Policy Year.

-- Changing Your Life Insurance Benefit Option--You may make only one change to your Life Insurance Benefit Option each Policy Year.

-- Policy Termination--Your policy will end on the policy anniversary the younger insured is, or would have been, age 100. The cash surrender value will be paid at that time.

-- Free Look Period--You have ten days from the date you receive your policy. We will allocate the initial premium and any other premium payments you make during the first ten days after you receive your policy to the General Account. After this ten day period, we will allocate your net premiums according to your instructions.

-- Change in Objective of an Investment Division--If there is a change in the investment strategy of any Investment Division, you have the option of converting, without evidence of insurability, your policy within 60 days after the effective date of such change or the date you receive notification of such change, whichever is later. You may elect to convert your policy to a new fixed benefit survivorship life insurance policy, for an amount of insurance not greater than the Life Insurance Benefit of the original policy, on the date of conversion. The new policy will be based on the same issue ages, sexes and underwriting classes as your original Policy, but will not offer variable investment options such as the Investment Divisions. All riders attached to your original policy will end on the date of any such conversion.

-- Maximum Transfer from the Fixed Account--The maximum amount you may transfer from the Fixed Account to the Investment Divisions during any Policy Year is 25% of the amount in the Fixed Account at the beginning of the Policy Year.

-- Policy Split Option--You must provide evidence of insurability for any exercise of this option. Also, in addition to divorce and certain tax law changes, the policy may be split in the event of the annulment of the insureds.

-- Extended Term Insurance--On each policy anniversary, you have the right to transfer all of your money in the Separate Account to the Fixed Account and obtain an extended term insurance benefit. See your policy for details regarding this option.

-- Guaranteed Minimum Death Benefit--This rider is not available.

-- Spouse's Paid-up Insurance Purchase Option--This rider is not available.

NORTH CAROLINA

-- Free Look Period--You have until the later of 20 days from the date you receive your Policy, or 45 days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium and any other premium payments you make during the first 20 days after you receive your policy to the General Account. After this 20 day period, we will allocate your net premiums according to your instructions.

OREGON

-- State Tax Charge--In Oregon, this tax is referred to as a "tax charge back" and only applies to policies issued after May 19, 2000. The rate may not be changed for the life of the policy.

-- Transfers--After the first two Policy Years, you are allowed a maximum of twelve transfers into the Fixed Account each Policy Year.

PENNSYLVANIA

-- Policy Split Option--Due to state regulations, the policy cannot be split in the event of the divorce of the insureds.

-- Misstatement of Age or Sex--In the event of such misstatement, we will adjust the Life Insurance Benefit provided by your policy, but we will not adjust the cash value.

-- Transfers--After the first two Policy Years, you are allowed a maximum of twelve transfers to the Fixed Account each Policy Year.

-- Loan Repayment--Where we have sent a notice that your policy is in danger of terminating because the amount of your unpaid loan plus accrued loan interest exceeds the cash surrender value of your policy, we will only terminate your policy if you do not make the necessary payments within 61 days from the date we mail the notice.

-- Late Period--We will not terminate your policy until 61 days after the date we mail a notice to you informing you that the cash surrender value of your policy is insufficient to cover the required monthly deductions.

TEXAS

-- Face Amount Increases--You are allowed to increase your policy's face amount only once each Policy Year.

-- Face Amount Decreases--You are allowed to decrease your policy's face amount only once each Policy Year.

-- Changing Your Life Insurance Benefit Option--You may make only one change in your Life Insurance Benefit Option each Policy Year.

-- Transfers--After the first two Policy Years, you are allowed a maximum of twelve transfers to the Fixed Account each Policy Year.

-- Unplanned Premium--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

-- Partial Withdrawals--You may take only one partial withdrawal in the first
   Policy Year, if Life Insurance Benefit Option 1 is in effect.

-- Guaranteed Minimum Death Benefit--This rider is not available.


VERMONT



-- Vermont law requires that insurance contracts and policies offered to married persons and their families be made available to parties to a civil union and their families, unless federal law prohibits such action or limits the benefits available under the policy to persons recognized as married under federal law. You should ask your registered representative how this law may impact your policy and the benefits available under it.

                                   APPENDIX C
                           MAXIMUM SURRENDER CHARGES

The following table shows the maximum surrender charges per $1,000 of initial face amount which could be assessed under a policy depending on issue ages and assuming no changes have been made to the face amount. Columns 1 through 3 show the calculation of surrender charges in all Policy Years for a policy ("Policy A") which insures 2 males, ages 90 and 84, in the standard underwriting classification. Columns 4 through 6 show the calculation of surrender charges in all Policy Years for a policy ("Policy B") which insures 2 males, both of whom are age 90, in the standard underwriting classification. Because the length of the surrender charge schedule varies based on the issue age of the younger insured, the absolute maximum (as shown in Column 7) that can be charged under a policy would, for Policy Years 5 through 15, be assessed under Policy A and would, for Policy Years 1 through 4, be assessed under Policy B.

The surrender charges shown in the table apply only to policies issued to male insureds of the ages and underwriting classifications specified and are not representative of the surrender charges which would be assessed under other policies. For surrender charges which would be applicable under your policy, please contact your registered representative.

                       TABLE OF MAXIMUM SURRENDER CHARGES
                       PER $1,000 OF INITIAL FACE AMOUNT


                             POLICY A                             POLICY B
                     MALE AGE 90/MALE AGE 84              MALE AGE 90/MALE AGE 90
                ----------------------------------   ----------------------------------
                $105.00    Target Premium/$1,000 of initial face amount      $120.13
                             20% of Target Premium/$1,000 of initial face
                $ 21.00                                            amount    $ 24.03



                  (1)        (2)           (3)         (4)        (5)           (6)          (7)
                20% OF    SURRENDER     SURRENDER    20% OF    SURRENDER     SURRENDER     MAXIMUM
       POLICY   TARGET      CHARGE       CHARGE      TARGET      CHARGE       CHARGE      SURRENDER
        YEAR    PREMIUM   PERCENTAGE   (3)=(1)X(2)   PREMIUM   PERCENTAGE   (6)=(4)X(5)    CHARGE*
       ------   -------   ----------   -----------   -------   ----------   -----------   ---------
          1      21.00       100%         27.00**     24.03       100%         30.03**      30.03
          2      21.00       100%         21.00       24.03       100%         24.03        24.03
          3      21.00       100%         21.00       24.03       100%         24.03        24.03
          4      21.00       100%         21.00       24.03       100%         24.03        24.03
          5      21.00       100%         21.00       24.03        80%         19.22        21.00
          6      21.00       100%         21.00       24.03        60%         14.42        21.00
          7      21.00        90%         18.90       24.03        40%          9.61        18.90
          8      21.00        80%         16.80       24.03        20%          4.81        16.80
          9      21.00        70%         14.70       24.03         0%          0.00        14.70
         10      21.00        60%         12.60       24.03         0%          0.00        12.60
         11      21.00        50%         10.50       24.03         0%          0.00        10.50
         12      21.00        40%          8.40       24.03         0%          0.00         8.40
         13      21.00        30%          6.30       24.03         0%          0.00         6.30
         14      21.00        20%          4.20       24.03         0%          0.00         4.20
         15      21.00        10%          2.10       24.03         0%          0.00         2.10
         16+     21.00         0%          0.00       24.03         0%          0.00         0.00


---------------

 * The greater of Columns 3 or 6.

** The surrender charge reflects an additional contract charge of $50 per month the first year. Based on the initial face amount of $100,000, this would be $6/$1,000 annually. See "Additional Charge on a Surrender in the First Policy Year."

                                    PART II

                          UNDERTAKING TO FILE REPORTS

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.


                              RULE 484 UNDERTAKING

         Reference is made to Article VIII of the Depositor's By-Laws.

         New York Life maintains Directors and Officers Liability/Company Reimbursement ("D&O") insurance which covers directors, officers and trustees of New York Life, its subsidiaries, and its subsidiaries and certain affiliates including the Depositor while acting in their capacity as such. The total annual aggregate of D&O coverage is $150 million applicable to all insureds under the D&O policies. There is no assurance that such coverage will be maintained by New York Life or for the Depositor in the future as, in the past, there have been large variances in the availability of D&O insurance for financial institutions.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person of the Depositor in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


         REPRESENTATION AS TO THE REASONABLENESS OF AGGREGATE FEES AND CHARGES

         New York Life Insurance and Annuity Corporation ("NYLIAC"), the sponsoring insurance company of the NYLIAC Variable Universal Life Separate Account-I, hereby represents that the fees and charges deducted under the Flexible Premium Survivorship Variable Universal Life Insurance Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.

                       CONTENTS OF REGISTRATION STATEMENT

    This Registration Statement comprises the following papers and documents:

    The facing sheet.

    The prospectus consisting of 122 pages.

    The undertaking to file reports.

    The undertaking pursuant to Rule 484.

    The representation as to the reasonableness of aggregate fees and charges.

    The signatures.

    Written consents of the following persons:

    (a)  Thomas F. English, Esq.


    (b)  Jill Melis, Actuary


    (c)  PricewaterhouseCoopers LLP

    The following exhibits:

1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

    (1)  (a)     Resolution of the Board of Directors of NYLIAC establishing the Separate Account - Previously filed as Exhibit 1.(1) to the initial Registration Statement on Form S-6 for NYLIAC
                 Variable Universal Life Separate Account-I (File No.
                 33-64410), re-filed in accordance with Regulation S-T, 17 CFR
                 232.102(e) as Exhibit 1.(1) to Post-Effective Amendment No. 4 on Form S-6, and incorporated herein by reference.

    (1)  (b)     Resolution of the Board of Directors of NYLIAC authorizing filings relating to the Policy with the Securities and Exchange Commission - Previously filed as Exhibit 1. (1)(b) to
                 Registrant's Pre-Effective Amendment No. 1 on Form S-6 and incorporated herein by reference.

    (2)          Not applicable.

    (3)(a)(1) Distribution Agreement between NYLIFE Securities Inc. and NYLIAC - Previously filed as Exhibit 1.(3)(a) to Post-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86084), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(3)(a)(1) to Post-Effective Amendment No. 4 on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 33-64410), and incorporated herein by reference.

    (3)(a)(2) Distribution Agreement between NYLIFE Distributors Inc. and NYLIAC - Previously filed as Exhibit 1.(3)(a)(2) to Post-Effective Amendment No. 3 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 33-64410), and incorporated herein by reference.

    (3)(b)       Not applicable.

    (3)(c)       Not applicable.

    (4)          Not applicable.


    (5)(a) Policy - Previously filed as Exhibit 1.(5)(a) to Registrant's initial Registration Statement on Form S-6 (File No. 333-39157), filed 10/31/97 and incorporated herein by reference.



    (5)(b) Guaranteed Minimum Death Benefit Rider for Survivorship Variable Adjustable Life Insurance - Previously filed as
                 Exhibit 1.(5)(b) to Registrant's initial Registration Statement on Form S-6 (File No. 333-39157), filed 10/31/97 and incorporated herein by reference.



    (5)(c)(1) Form of Level First-To-Die Term Rider for Survivorship Variable Adjustable Life Insurance - Previously filed as Exhibit 1.(5)(c) to Registrant's initial Registration Statement on Form S-6 (File No. 333-39157), filed 10/31/97 and incorporated herein by reference.



    (5)(c)(2) Amended Form of Level First-to-Die Term Rider for Survivorship Variable Adjustable Life Insurance - Previously filed as
                 Exhibit 1. (5)(c)(2) to Registrant's Pre-Effective Amendment No. 1 on Form S-6 (File No. 333-39157), filed 4/3/98 and incorporated herein by reference.

    (5)(d)(1) Form of First-To-Die Monthly Deduction Waiver Rider for Survivorship Variable Adjustable Life Insurance - Previously filed as Exhibit 1.(5)(d) to Registrant's initial registration statement on Form S-6 (File No. 333-39157), filed 10/31/97 and incorporated herein by reference.



    (5)(d)(2) Amended Form of First-to-Die Monthly Deduction Waiver Rider for Survivorship Variable Adjustable Life Insurance - previously filed as Exhibit 1. (5)(d)(2) to Registrant's Pre-Effective Amendment No. 1 on Form S-6 (File No. 333-39157), filed 4/3/98 and incorporated herein by reference.



    (5)(e) Supplementary Term Rider for Survivorship Variable Adjustable Life Insurance - Previously filed as Exhibit 1.(5)(a) to Registrant's initial registration statement on Form S-6 (File No. 333-39157), filed 10/31/97 and incorporated herein by reference.



    (5)(f) Accelerated Benefits Rider for Survivorship Variable Adjustable Life Insurance - Previously filed as Exhibit 1.(5)(a) to Registrant's initial registration statement on Form S-6 (File No. 333-39157), filed 10/31/97 and incorporated herein by reference.



    (6)(a)       Certificate of Incorporation of NYLIAC - Previously filed as
                 Exhibit 1.(6)(a) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(6)(a) to the initial Registration Statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617) filed 7/3/96 and incorporated herein by reference.



    (6)(b)(1) By-Laws of NYLIAC - Previously filed as Exhibit 1.(6)(b) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617) filed 7/3/96 and incorporated herein by reference.



    6(b)(2)      Amended By-Laws of NYLIAC - Previously filed as Exhibit 1.
                 (6)(b)(2) to Registrant's Pre-Effective Amendment No. 1 on Form S-6 (File No. 333-39157), filed 4/3/98 and incorporated herein by reference.


    (7)          Not applicable.

    (8)          Not applicable.


    (9)(a) Stock Sale Agreement between NYLIAC and New York Life MFA Series Fund, Inc. - Previously filed as Exhibit 1. (9) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 (File No. 33-64410) and as Exhibit 1.(9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.



    (9)(b) Participation Agreement among Acacia Capital Corporation, Calvert Asset Management Company, Inc. and NYLIAC, as amended
                 - Previously filed as Exhibit 1.(9)(b)(1) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.



    (9)(c) Participation Agreement among The Alger American Fund, Fred Alger and Company, Incorporated and NYLIAC - Previously filed as Exhibit 1.(9)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.



    (9)(d) Participation Agreement between Janus Aspen Series and NYLIAC - Previously filed as Exhibit 1.(9)(b)(3) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

    (9)(e) Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc. and NYLIAC - Previously filed as Exhibit 1.(9)(b)(4) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.



    (9)(f) Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and NYLIAC - Previously filed as Exhibit 1.(9)(b)(5) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.



    (9)(g) Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and NYLIAC - Previously filed as Exhibit 1.(9)(b)(6) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.



    (9)(h) Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Associates, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(h) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342), filed 4/16/98 and incorporated herein by reference.


    (10) Form of Application - Previously filed as Exhibit 1.(10) to the initial registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 33-64410), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(10) to Post-Effective Amendment No. 4 to Registrant's registration statement on Form S-6 , and incorporated herein by reference.

2. Opinion and Consent of Thomas F. English, Esq. - Filed herewith.

3.               Not applicable.

4.               Not applicable.

5.               Not applicable.


6.               Opinion and Consent of Jill Melis, Actuary - Filed herewith.


7.               Consent of PricewaterhouseCoopers LLP - Filed herewith.


8 (a) Powers of Attorney for the Directors and Officers of NYLIAC - Previously filed as Exhibit 1.(9)(c) to Pre-Effective Amendment No. 2 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 4/25/97 and incorporated herein by reference for the following:


                 Jay S. Calhoun, Vice President, Treasurer and Director
                   (Principal Financial Officer)
                 Richard M. Kernan, Jr., Director
                 Robert D. Rock, Senior Vice President and Director
                 Frederick J. Sievert, President and Director (Principal
                   Executive Officer)
                 Stephen N. Steinig, Senior Vice President, Chief Actuary and
                   Director
                 Seymour Sternberg, Director


8 (b) Power of Attorney for Maryann L. Ingenito, Vice President and Controller (Principal Accounting Officer) - Previously filed as
                 Exhibit 1.(9)(d) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.



8 (c) Power of Attorney for Howard I. Atkins, Executive Vice President (Principal Financial Officer) - previously filed as
                 Exhibit 8(c) to Registrant's Pre-Effective Amendment No. 1 on Form S-6 (File No. 333-39157), filed 4/3/98 and incorporated herein by reference.


8 (d) Memorandum describing NYLIAC's issuance, transfer and redemption procedures for the survivorship variable adjustable life insurance policies - previously filed as Exhibit 8 (d) to Registrant's Pre-Effective Amendment No. 1 on Form S-6 and incorporated herein by reference.

8 (e) Power of Attorney for Certain Directors of NYLIAC - Previously filed as Exhibit 10 (e) to Post-Effective Amendment No. 6 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - III (File No. 33-87382), filed 4/25/98 and incorporated herein by reference for the following:


                 George J. Trapp, Director
                 Frank M. Boccio, Director
                 Phillip J. Hildebrand, Director
                 Michael G. Gallo, Director
                 Solomon Goldfinger, Director
                 Howard I. Atkins, Director



8 (f) Power of Attorney for John A. Cullen, Vice President and Controller (Principal Accounting Officer) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit
                 (10)(f) to Post-Effective Amendment No. 21 to the registration statement on Form N-4 for NYLIAC MFA Separate Account - I (File No. 2-86083), filed 4/13/00 and incorporated herein by reference.



8 (g) Power of Attorney for Gary G. Benanav, Director and Executive Vice President - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(o) to Registrant's initial registration statement on Form S-6 (File No. 333-47728), filed 10/11/00 and incorporated herein by reference.

                                   SIGNATURES



    Pursuant to the requirements of the Securities Act of 1933, the Registrant, NYLIAC Variable Universal Life Separate Account-I, certifies that it has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City and State of New York on the 16th day of April, 2001.



                                          NYLIAC VARIABLE UNIVERSAL LIFE
                                          SEPARATE ACCOUNT-I
                                                  (Registrant)

                                          By /s/ Melvin J. Feinberg
                                            -----------------------------------
                                                  Melvin J. Feinberg
                                                  Vice President

                                          NEW YORK LIFE INSURANCE AND
                                          ANNUITY CORPORATION
                                                  (Depositor)

                                          By /s/ Melvin J. Feinberg
                                            -----------------------------------
                                                  Melvin J. Feinberg
                                                  Vice President


As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:



Howard I. Atkins*                   Executive Vice President and Director (Principal Financial Officer)
Gary G. Benanav*                    Director and Executive Vice President
Frank M. Boccio*                    Director
John A. Cullen*                     Vice President and Controller (Principal
                                    Accounting Officer)
Michael G. Gallo*                   Director
Solomon Goldfinger*                 Director
Phillip J. Hildebrand*              Director
Richard M. Kernan, Jr.*             Director
Robert D. Rock*                     Senior Vice President and Director
Frederick J. Sievert*               President and Director (Principal Executive Officer)
Seymour Sternberg*                  Director
George J. Trapp*                    Director



*By   /s/ Melvin J. Feinberg
    ------------------------------
    Melvin J. Feinberg
    Attorney-in-Fact
    April 16, 2001



* Pursuant to Powers of Attorney previously filed.

                                 EXHIBIT INDEX


Exhibit
Number                   Description
------                   -----------
2.                       Opinion and Consent of Thomas F. English, Esq.

6.                       Opinion and Consent of Jill Melis, Actuary

7.                       Consent of PricewaterhouseCoopers LLP